AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON

October 13, 2020

SECURITIES ACT FILE NO. 333-[    ]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

AMG FUNDS

(Exact Name of Registrant as Specified in Charter)

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

(800) 548-4539

(Registrant’s Telephone Number, Including Area Code)

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

(Name and Address of Agent for Service)

Title of Securities being Registered: shares of beneficial interest, no par value per share.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE.

AMG FUNDS III

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

AMG GW&K MID CAP FUND

(FORMERLY AMG MANAGERS CADENCE MID CAP FUND)

Special Meeting of Shareholders

To Be Held on January 13, 2021

Dear Valued Shareholder:

You are being asked to vote on two important proposals: (1) approval of a proposed reorganization transaction for your fund, AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund) (the “Target Fund”), a series of AMG Funds III (“AMG Funds III”); and (2) approval of a new subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K Investment Management, LLC (“GW&K”) with respect to the Target Fund.

The Board of Trustees of AMG Funds III (the “AMG Funds III Board”) has called a special meeting of shareholders of the Target Fund to be held on January 13, 2021 to vote on the two proposals, which are described further below.

Your vote is very important regardless of the number of shares you own. Whether or not you plan to attend the meeting in person, please read the enclosed materials and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the enclosed proxy card using the postage-paid envelope provided or follow the instructions on the proxy card to vote by telephone or the Internet. It is important that your vote is received no later than the time of the meeting. After careful consideration, the AMG Funds III Board unanimously recommends that you vote “FOR” each proposal.

Proposal 1: Reorganization of AMG GW&K Mid Cap Fund into AMG GW&K Small/Mid Cap Fund

The AMG Funds III Board has approved a transaction whereby the Target Fund would be reorganized into AMG GW&K Small/Mid Cap Fund (the “Acquiring Fund” and together with the Target Fund, each a “Fund” and collectively, the “Funds”), a series of AMG Funds (“AMG Funds”) (the “Reorganization”). AMGF serves as investment manager to each Fund. GW&K serves as investment subadviser to the Acquiring Fund and is also the current interim subadviser to the Target Fund. The Target Fund and the Acquiring Fund are overseen by the same Trustees. If approved by shareholders, the Reorganization is expected to close on or about February 8, 2021, or as soon thereafter as practicable (the “Closing Date”).

After the Reorganization, AMGF will continue to serve as the investment manager to the Acquiring Fund and GW&K will continue to serve as the subadviser to the Acquiring Fund.

Proposal 2: Approval by shareholders of AMG GW&K Mid Cap Fund of a subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC

At a meeting held on October 8, 2020, and based upon the recommendation of AMGF and other factors, the AMG Funds III Board terminated the Target Fund’s subadvisory agreement with Cadence Capital Management LLC (“Cadence”), the then-current subadviser of the Target Fund, and approved the appointment of GW&K as the subadviser to the Target Fund on an interim basis to replace Cadence, with GW&K’s services beginning on October 8, 2020. GW&K was appointed interim subadviser to the Target Fund pursuant to an interim subadvisory agreement (the “Interim Subadvisory Agreement”) as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by applicable law, the Interim Subadvisory Agreement will remain in effect for a term no longer than 150 days. At the meeting held on October 8, 2020, the AMG Funds III Board also approved the longer-term appointment of GW&K as the subadviser to the Target Fund and the adoption of a new subadvisory agreement between AMGF and GW&K with respect to the Target Fund (the “New Subadvisory Agreement”), subject to shareholder approval. If approved, the New Subadvisory

Agreement would only go into effect in the event that the Reorganization is not consummated prior to March 7, 2021, when the Interim Subadvisory Agreement will automatically terminate. Information regarding the Interim Subadvisory Agreement and the New Subadvisory Agreement is contained in the enclosed proxy materials.

The AMG Funds III Board believes that approval of each of the proposals is in the best interests of the Target Fund. Accordingly, the AMG Funds III Board unanimously recommends that you vote “FOR” each proposal.

If you have any questions about the proxy materials or the proposed Reorganization, please call your investment professional or AST Fund Solutions at 866-751-6311.

Very truly yours,

/s/ Keitha L. Kinne
Keitha L. Kinne
President of AMG Funds III

AMG FUNDS III

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Dated: November 12, 2020

Q:	What am I being asked to vote on?

A: As a shareholder of the Target Fund, you are being asked to vote to approve the Reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization among AMG Funds III, on behalf of the Target Fund, AMG Funds, on behalf of the Acquiring Fund, and AMGF (for purposes of Section 5 only). In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, the Acquiring Fund will assume all of the liabilities of the Target Fund, and you will receive a class of shares of the Acquiring Fund with a value equal to the net asset value of your corresponding class of shares of the Target Fund immediately prior to the Reorganization, based upon the Acquiring Fund’s valuation procedures, in liquidation of the Target Fund. The Reorganization is expected to be a transaction that is generally tax-free for U.S. federal income tax purposes. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund.

Target Fund/Share Class	Acquiring Fund/Share Class
AMG GW&K Mid Cap Fund — Class N →	AMG GW&K Small/Mid Cap Fund — Class N
AMG GW&K Mid Cap Fund — Class I →	AMG GW&K Small/Mid Cap Fund — Class I
AMG GW&K Mid Cap Fund — Class Z →	AMG GW&K Small/Mid Cap Fund — Class Z

You are also being asked to vote to approve the New Subadvisory Agreement. GW&K currently serves as subadviser to the Target Fund pursuant to an Interim Subadvisory Agreement that expires on March 7, 2021. To address the possibility that the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, AMGF recommended, and the AMG Funds III Board approved, the New Subadvisory Agreement for the Target Fund in order to ensure the continuous management of the Target Fund.

Q:	Has the AMG Funds III Board approved the Proposals?

A: Yes. The AMG Funds III Board determined that the Reorganization and New Subadvisory Agreement are in the best interests of the Target Fund and unanimously recommends that you vote “FOR” both proposals.

Q:	Why is the AMG Funds III Board recommending the Proposals?

A: Based on the information provided by AMGF, the AMG Funds III Board believes that appointing GW&K as the subadviser, either through participation in the Reorganization or through the New Subadvisory Agreement, will benefit the Target Fund’s shareholders. In reaching this conclusion, the AMG Funds III Board considered several factors, which are discussed in the enclosed materials.

The Reorganization will allow shareholders to continue to invest in a mutual fund managed on a day-to-day basis in a substantively similar manner and by the same portfolio management personnel that currently manage the Target Fund on an interim basis. AMGF, which serves as the Target Fund’s investment manager and provides administration and shareholder services for the Target Fund, would continue to provide the overall investment oversight responsibilities as the investment manager of the Acquiring Fund as well as administration and shareholder services for the Acquiring Fund. Because GW&K, the current subadviser to the Acquiring Fund and the interim subadviser to the Target Fund, is an affiliate of AMGF, AMGF indirectly benefits from the compensation received by GW&K. The AMG Funds Family of Funds is a mutual fund complex comprised of 49 different funds, each having distinct investment management objectives, strategies, risks, and policies. AMGF has advised the AMG Funds III Board that AMGF is committed to providing shareholders with access to a complete array of investment products and a comprehensive, high-quality set of shareholder services.

Q:	Who will manage the Acquiring Fund once the Reorganization is completed?

A: Following the Reorganization, AMGF will continue to serve as the investment manager and GW&K will continue to serve as the subadviser to the Acquiring Fund. GW&K currently has day-to-day portfolio management responsibility as subadviser to the Target Fund, and it is currently anticipated that the Target Fund’s portfolio will be managed in a substantively similar manner and by the same personnel as the Acquiring Fund prior to the Reorganization, and these personnel will continue to have day-to-day portfolio management responsibility with respect to the Acquiring Fund after the Reorganization.

Q:	How will the expenses that I bear as a shareholder of the Acquiring Fund compare to the expenses I currently bear as a shareholder of the Target Fund?

A: Based on the net asset levels and expenses of the Target Fund for the fiscal year ended May 31, 2020 and the Acquiring Fund for the six-month semi-annual period ended June 30, 2020 (annualized) and after giving effect to current contractual fee rates, the total operating expense ratio of Class N and Class I shares of the Acquiring Fund is expected to be the same as the total operating expense ratio of the corresponding class of shares of the Target Fund, after giving effect to contractual expense waivers and reimbursements, and the total operating expense ratio of Class Z shares of the Acquiring Fund is expected to be higher than the total operating expense ratio of the corresponding class of shares of the Target Fund. AMGF has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Acquiring Fund’s expenses in order to limit the total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Acquiring Fund to the annual rate of 0.82% of the Acquiring Fund’s average daily net assets, subject to later reimbursement by the Acquiring Fund in certain circumstances. This arrangement also will continue to apply to the Acquiring Fund after the Reorganization. Certain fees waived and expenses reimbursed by AMGF are subject to recoupment in limited circumstances as noted below under “Synopsis – Comparison of Fees and Expenses.”

Q:	Will I need to pay sales commissions or taxes as a result of the Reorganization?

A: The Reorganization will not trigger any sales commissions for shareholders. Also, the Reorganization is expected generally to be a tax-free transaction for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not and the Target Fund generally will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section of the proxy statement/prospectus entitled “U.S. Federal Income Tax Consequences.”    A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization. Any such sales will cause the Target Fund to incur transaction costs and may result in a taxable distribution to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, the Reorganization will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. These tax year-end distributions will be taxable to shareholders of the Target Fund, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. A substantial portion of the portfolio will already be turned over at the time GW&K takes over management of the Target Fund and, consequently, the Target Fund does not expect a large amount of portfolio turnover in connection with the Reorganization.

Q:	Will Acquiring Fund shareholders or Target Fund shareholders be expected to pay the costs associated with the Reorganization?

A: Shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of the costs associated with the Reorganization except for any applicable registration fees, and brokerage or similar costs or transfer taxes in connection with the purchases or sales of portfolio securities or the management of such Fund’s investments related to the consummation of the Reorganization. AMGF and GW&K will bear all other costs of the Reorganization, such as proxy solicitation costs, accounting and legal expenses, the costs of printing and mailing this proxy statement/prospectus or other similar expenses, which are estimated to be approximately $104,000.

Q:	How do the investment objectives, principal investment strategies and principal risks of the Target Fund and the Acquiring Fund compare?

A: The Target Fund and the Acquiring Fund have substantively similar investment objectives and principal investment strategies and the same principal risks. The investment objective of the Target Fund is to seek growth of capital, and the investment objective of the Acquiring Fund is to provide investors with long-term capital appreciation. Each Fund primarily invests in equity securities of U.S. companies and pursues quality companies with either growth- or value-oriented characteristics. However, there are some differences between the Funds’ principal investment strategies. For example, while the Acquiring Fund generally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies, the Target Fund generally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with medium-market capitalization companies. More information about the Funds’ principal investment strategies is provided below under “Synopsis—Investment Objective and Strategies.”

Q:	What happens if shareholders of the Target Fund do not approve the Proposals?

A: The AMG Funds III Board unanimously recommends that shareholders approve the Reorganization; however, if shareholders of the Target Fund do not approve the Reorganization, it will not occur. To address the possibility that the Reorganization is not consummated, the AMG Funds III Board unanimously recommends that shareholders approve the New Subadvisory Agreement with GW&K. If the shareholders of the Target Fund do not approve either of the Proposals, the AMG Funds III Board will determine what further action, if any, is appropriate for the Target Fund.

Q:	What happens if I do not wish to participate in the Reorganization of the Target Fund, or what if I do not wish to own shares of the Acquiring Fund?

A: Assuming the Reorganization is approved by shareholders of the Target Fund, you may redeem your shares of the Target Fund at any time before the last business day prior to the Closing Date. After the Closing Date, you may also redeem your shares of the Acquiring Fund on any day in accordance with the procedures applicable to the Acquiring Fund. Any such redemptions will be taxable to you if you hold your shares in a taxable account.

Q:	What shareholder vote is required to approve the Proposals?

A: Both the approval of the Reorganization by the Target Fund and the approval of the New Subadvisory Agreement will require the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Q:	When will the Reorganization occur?

A: If approved by shareholders, we expect the Reorganization to be completed on or about February 8, 2021, or as soon thereafter as practicable, provided all of the other closing conditions have been satisfied or waived.

Q:	When will the Shareholder Meeting be held?

A: The Shareholder Meeting is scheduled to be held on January 13, 2021.

Q:	How do I vote my shares?

A: You can vote your shares by telephone or electronically by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call your investment professional or AST Fund Solutions at 866-751-6311.

AMG GW&K Mid Cap Fund

(formerly AMG Managers Cadence Mid Cap Fund)

A SERIES OF

AMG FUNDS III

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JANUARY 13, 2021

This is the formal notice and agenda for the special meeting of shareholders of AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund) (the “Target Fund”), a series of AMG Funds III (“AMG Funds III”). This notice tells the shareholders of the Target Fund what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to AMG GW&K Small/Mid Cap Fund (the “Acquiring Fund”), a series of AMG Funds (“AMG Funds”). We refer to the Target Fund and the Acquiring Fund together as the “Funds.”

To the Shareholders of the Target Fund:

A special meeting of shareholders of the Target Fund will be held on January 13, 2021 at 3:00 p.m. (Eastern Time) (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

At the Meeting, we will ask you to vote on:

1. A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund, and the liquidation and termination of the Target Fund.

(The transaction that is the subject of the foregoing proposal is referred to herein as the “Reorganization.”)

2. A proposal to approve for the Target Fund a subadvisory agreement between AMG Funds LLC, the current investment manager to the Target Fund, and GW&K Investment Management, LLC, the current interim subadviser to the Target Fund.

3. Any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Target Fund as of the close of business on November 4, 2020 are entitled to receive this notice and vote at the Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Meeting, please vote by telephone or electronically, or complete and return the enclosed proxy card (voting instruction card).

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG GW&K Mid Cap Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

By Order of the Board of Trustees of AMG Funds III
/s/ Mark J. Duggan
Mark J. Duggan, Secretary
November 12, 2020

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

Whether or not you plan to attend the Meeting, please vote by telephone or electronically, or complete, sign, date and return the enclosed proxy card(s) in the enclosed prepaid envelope so that you will be represented at the Meeting.

Proxy Statement/Prospectus

November 12, 2020

AMG FUNDS III

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(800) 548-4539

AMG FUNDS

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(800) 548-4539

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document (the “Proxy Statement/Prospectus”) is both the proxy statement for AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund) (the “Target Fund”) and a prospectus for AMG GW&K Small/Mid Cap Fund (the “Acquiring Fund”). We refer to the Target Fund and the Acquiring Fund together as the “Funds,” and each as a “Fund.” It contains the information that shareholders of the Target Fund should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). Please retain this Proxy Statement/Prospectus for future reference. The Target Fund is a series of AMG Funds III (“AMG Funds III”), an open-end management investment company, and the Acquiring Fund is a series of AMG Funds (“AMG Funds”), an open-end management investment company. We refer to AMG Funds III and AMG Funds together as the “Trusts,” and each as a “Trust.” The closing of the Reorganization is subject to a number of conditions, including the condition that shareholders of the Target Fund approve the Reorganization. If the Reorganization is approved, we expect the Reorganization will be completed on or about February 8, 2021, or as soon thereafter as practicable (the “Closing Date”), provided all of the other closing conditions have been satisfied or waived. Additional information regarding the Reorganization is contained in this Proxy Statement/Prospectus.

At a meeting held on October 8, 2020, and based upon the recommendation of AMGF and other factors, including that Pacific Global Asset Management, the parent company of Cadence Capital Management LLC (“Cadence”), the then-current subadviser of the Fund, had announced its intent to close Cadence before December 31, 2020, the Board of Trustees of AMG Funds III terminated the Target Fund’s subadvisory agreement with Cadence and approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadviser to the Target Fund on an interim basis to replace Cadence, with GW&K’s services beginning on October 8, 2020. GW&K was appointed interim subadviser to the Target Fund pursuant to an interim subadvisory agreement (the “Interim Subadvisory Agreement”) as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). At the meeting held on October 8, 2020, the Board of Trustees of AMG Funds III also approved the longer-term appointment of GW&K as the subadviser to the Target Fund and the adoption of a new subadvisory agreement between AMG Funds LLC (“AMGF”), investment manager to the Target Fund, and GW&K with respect to the Target Fund (the “New Subadvisory Agreement”), subject to shareholder approval. If approved by shareholders, the New Subadvisory Agreement would only go into effect in the event that the Reorganization has not been consummated prior to March 7, 2021, when the Interim Subadvisory Agreement will automatically terminate. The Proxy Statement/Prospectus contains the information that shareholders of the Target Fund should know before voting on the approval of the New Subadvisory Agreement.

If the shareholders of the Target Fund do not approve either of the proposals, the Board of Trustees of AMG Funds III will determine what further action, if any, is appropriate for the Target Fund. The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about November 16, 2020.

HOW WILL THE REORGANIZATION WORK?

The Reorganization of the Target Fund will involve three steps:

(1)

the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the delivery to the Target Fund of shares of the Acquiring Fund with a value equal to the value of the assets transferred by the Target Fund, net of liabilities (all as determined immediately prior to the transaction using the Acquiring Fund’s valuation policies);

(2)

the pro rata distribution of Class N, Class I, and Class Z shares of the Acquiring Fund to the Class N, Class I, and Class Z shareholders of record, respectively, of the Target Fund, as of the effective date of the Reorganization in full redemption of all such shares of the Target Fund; and

(3)	the liquidation and termination of the Target Fund.

As a result of the Reorganization, shareholders of each share class of the Target Fund will receive shares of the corresponding share class of the Acquiring Fund as set forth in the table below. The total net asset value of the Acquiring Fund shares that a shareholder will receive in the Reorganization will be the same as the total net asset value of the shares of the Target Fund that such shareholder held immediately before the Reorganization, based upon the Acquiring Fund’s valuation procedures. A form of the Plan of Reorganization is attached to this document as Appendix A.

Target Fund		Acquiring Fund
AMG GW&K Mid Cap Fund		AMG GW&K Small/Mid Cap Fund
Class N	g	Class N
Class I	g	Class I
Class Z	g	Class Z

After the Reorganization, AMGF will continue to provide the overall investment oversight responsibilities as the investment manager of the Acquiring Fund as well as administration and shareholder services for the Acquiring Fund. Because GW&K, the current subadviser of the Acquiring Fund and the interim subadviser of the Target Fund, is an affiliate of AMGF, AMGF indirectly benefits from the compensation received by GW&K. The AMG Funds Family of Funds is a mutual fund complex comprised of 49 different funds, each having distinct investment management objectives, strategies, risks, and policies. If the Reorganization is approved and consummated, shareholders of the Target Fund will own shares of the Acquiring Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AVAILABLE?

Yes, additional information about the Acquiring Fund is available in the:

•	Statutory Prospectus for the Acquiring Fund;

•	Annual and Semi-Annual Reports to shareholders of the Acquiring Fund; and

•	Statement of Additional Information, or “SAI,” for the Acquiring Fund.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The following documents are incorporated by reference and legally considered to be part of this document:

•	Statutory Prospectus for the Target Fund, dated October 1, 2020, as supplemented October 8, 2020;

•	SAI for the Target Fund, dated October 1, 2020, as supplemented October 8, 2020;

•

The report of the Independent Registered Public Accounting Firm and the audited financial highlights and financial statements included in the Annual Report to Shareholders of the Target Fund for the year ended May 31, 2020; and

•	SAI, dated November 12, 2020, related to this Proxy Statement/Prospectus

This Proxy Statement/Prospectus should be retained for future reference.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

AMG Funds III

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

1-800-548-4539

AMG Funds

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

1-800-548-4539

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission

100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov www.amgfunds.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the Acquiring Fund or the Target Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	You may lose money by investing in the Acquiring Fund or the Target Fund.

TABLE OF CONTENTS

I. PROPOSAL 1: THE REORGANIZATION		12
1.	SYNOPSIS	12
	The Reorganization	12
	U.S. Federal Income Tax Consequences	12
	Investment Objective and Strategies	13
	Comparison of Fees and Expenses	14
	Portfolio Turnover	16
	Performance	17
	Purchase Procedures	18
	Redemption Procedures	20
	Dividends and Distributions	20
	Frequent Trading Policy	20
	Exchange Rights	21
	Investing Through an Intermediary	21
	Certain U.S. Federal Income Tax Information	22
	Additional Information Applicable to the Target Fund	24
2.	PRINCIPAL RISK FACTORS	24
3.	THE REORGANIZATION	24
	Description of the Reorganization	24
	Terms of the Reorganization	25
	Board Consideration of the Reorganization	26
	Payments to Broker-Dealers and Other Financial Intermediaries	27
	Tax Status of the Reorganization	27
	Fees and Expenses of the Reorganization	29
4.	SUMMARY OF DIFFERENCES BETWEEN THE TARGET FUND AND THE ACQUIRING FUND 29
	Comparison of Business Structure	29
	Comparative Information on Fundamental Investment Restrictions	32
	Existing and Pro Forma Capitalizations	35
	Comparison of Investment Managers and Investment Management Fees	35
	Independent Registered Public Accounting Firm	39
	Other Principal Service Providers	39
	Required Vote	40
II. PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN AMG FUNDS LLC AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO AMG GW&K MID CAP FUND		40
1.	INTRODUCTION	40
2.	INFORMATION ABOUT GW&K	41
3.	BOARD OF TRUSTEES APPROVALS	41
4.	DESCRIPTION OF THE NEW SUBADVISORY AGREEMENT	42
5.	DESCRIPTION OF THE INTERIM SUBADVISORY AGREEMENT	45
6.	BOARD OF TRUSTEES RECOMMENDATION	45
7.	REQUIRED VOTE	46
III. OTHER BUSINESS		47
1.	INFORMATION REGARDING SIMILAR FUNDS	47
IV. INFORMATION ON VOTING		47
1.	VOTING INFORMATION	47
2.	REVOCABILITY OF PROXIES	47

I. PROPOSAL 1: THE REORGANIZATION

1.	SYNOPSIS

THE REORGANIZATION

The Board of Trustees of AMG Funds III and the Board of Trustees of AMG Funds have approved the Reorganization and, in connection with the Reorganization, AMG Funds III agreed to solicit the approval of the Target Fund’s shareholders for the Reorganization of the Target Fund (a series of AMG Funds III) into the Acquiring Fund (a series of AMG Funds).

AMG Funds III has called a special meeting of the shareholders of the Target Fund to allow the shareholders of the Target Fund to vote on the proposed Reorganization.

AMGF currently serves as the investment manager of the Target Fund, and GW&K currently serves as subadviser to the Target Fund under the Interim Subadvisory Agreement. Following the Reorganization, the Acquiring Fund will continue to be managed by AMGF and subadvised by GW&K. GW&K, as subadviser to the Acquiring Fund, has day-to-day portfolio management responsibility for the Acquiring Fund. Those personnel currently have day-to-day portfolio management responsibility for the Target Fund as well.

Following the Reorganization, overall responsibility for investment management, administration, and shareholder servicing, which is currently performed by AMGF for both the Target Fund and the Acquiring Fund, will continue to be the responsibility of AMGF for the Acquiring Fund.

U.S. FEDERAL INCOME TAX CONSEQUENCES

In general, the Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free for such purposes, as described in more detail in the section entitled “Tax Status of the Reorganization” below. Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. Moreover, the Acquiring Fund’s tax basis in the assets transferred to it from the Target Fund is expected to be the same as the Target Fund’s tax basis in such assets, and the Acquiring Fund’s holding period for the assets it receives from the Target Fund is expected to include the Target Fund’s holding period in such assets. In addition, the Target Fund shareholders’ aggregate tax basis in their Target Fund shares is expected to carry over to their Acquiring Fund Shares, and the Target Fund shareholders’ holding period in their Acquiring Fund Shares is expected to include such shareholders’ holding period in their Target Fund shares.

A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Target Fund in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable to shareholders of the Target Fund, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganization. A substantial portion of the portfolio will already be turned over at the time GW&K takes over management of the Target Fund and, consequently, the Target Fund does not expect a large amount of portfolio turnover in connection with the Reorganization.

At any time prior to the Reorganization, a shareholder may redeem shares of the Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization” below.

INVESTMENT OBJECTIVE AND STRATEGIES

The Target Fund and the Acquiring Fund have substantively similar investment objectives and principal investment strategies. The description below compares the investment objectives and principal investment strategies of the Target Fund and Acquiring Fund.

The investment objective of the Target Fund is to seek growth of capital. The investment objective of the Acquiring Fund is to provide investors with long-term capital appreciation. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval although there is no present intention to do so.

The Funds have substantively similar principal investment strategies. Each Fund primarily invests in equity securities of U.S. companies and pursues quality companies with either growth- or value-oriented characteristics. The Target Fund primarily invests in common stocks of U.S. mid-capitalization companies. Under normal circumstances, the Target Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings for investment purposes) in common stocks of U.S. companies with medium market capitalizations. The Target Fund will not change this 80% investment policy unless the Target Fund provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended by the SEC from time to time. The Target Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap® Index (between $1.8 billion and $31.7 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). The Acquiring Fund primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies. The Acquiring Fund will not change this 80% investment policy unless the Acquiring Fund provides shareholders with the notice required by Rule 35d-1 under the 1940 Act, as it may be amended by the SEC from time to time. The Acquiring Fund currently defines small- and mid-capitalization companies as those with a market capitalization, at the time of purchase, between $250 million and $10 billion or otherwise within the range of capitalizations of companies in the Russell 2500® Index (between $94.8 million and $11.5 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)).

Each Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth- or value-oriented characteristics. With respect to each Fund, GW&K seeks to assemble a portfolio of securities diversified as to companies and industries. GW&K may consider increasing or reducing a Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

GW&K utilizes fundamental research and bottom-up stock selection to seek to identify medium market capitalization companies (in the case of the Target Fund) or small- and mid-capitalization companies (in the case of the Acquiring Fund) with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. Each Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.

GW&K seeks to focus on quality medium market capitalization companies (in the case of the Target Fund) or small- and mid-capitalization companies (in the case of the Acquiring Fund) with sound management and long-term sustainable growth regardless of style. In selecting companies for each Fund, GW&K looks for firms with the following key attributes:

•	Experienced, tenured, high quality management;

•	Business models that deliver consistent long-term growth;

•	Leading companies in attractive and defensible niche markets;

•	Strong financial characteristics; and

•	Appropriate valuation.

Various factors may lead GW&K to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if GW&K believes the security has become overvalued.

Each Fund’s compliance with its investment limitations and requirements described in this Proxy Statement/Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which a Fund invests, will not constitute a violation of that limitation.

Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When GW&K believes a temporary defensive position is necessary for a Fund in response to adverse market, economic, political or other conditions, the Fund may invest a portion of its assets (in the case of the Acquiring Fund, any amount of its net assets) in money market securities, cash or cash equivalents. Taking a defensive position might prevent a Fund from achieving its investment objective.

Except as otherwise indicated, all of the foregoing investment strategies with respect to the Funds may be changed without shareholder approval.

For additional information about the Acquiring Fund’s non-principal investment strategies, please see the SAI relating to this Proxy Statement/Prospectus.

COMPARISON OF FEES AND EXPENSES

As is the case with an investment in the Target Fund, shareholders of the Acquiring Fund will incur indirectly various expenses borne by the Fund because the Fund pays fees and expenses that reduce the return on your investment. The following table describes the estimated expected impact of the Reorganization on the fees and expenses of the Target Fund. The Reorganization itself will not cause a shareholder to directly pay any additional fees.

The Target Fund has agreed to pay AMGF an investment management fee at an annual rate of 0.45%, and the Acquiring Fund has agreed to pay AMGF an investment management fee at an annual rate of 0.62%. Each Fund pays AMGF an administration fee at an annual rate of 0.15% of such Fund’s average daily net assets. Class N and Class I shares of the Target Fund are each authorized to pay up to 0.15% in shareholder servicing fees. Class I shares of the Acquiring Fund are authorized to pay up to 0.05% in shareholder servicing fees. The fee structure of the Acquiring Fund will remain in place following the Reorganization.

The total operating expense ratio of Class N and Class I shares of the Acquiring Fund as of the Closing Date is expected to be the same as the total operating expense ratio of the corresponding class of shares of the Target Fund on that date, after giving effect to contractual expense waivers and reimbursements. The total operating expense ratio of Class Z shares of the Acquiring Fund as of the Closing Date is expected to be higher than the total operating expense ratio of the corresponding class of shares of the Target Fund on that date, after giving effect to contractual expense waivers and reimbursements. There can be no assurance that the Reorganization will result in long-term expense savings. Certain fees waived and expenses reimbursed by AMGF are subject to recoupment in limited circumstances as noted below.

The information in the tables below reflects the estimated fees and expenses for the Target Fund’s fiscal year ended May 31, 2020 and the Acquiring Fund’s six-month semi-annual period ended June 30, 2020 (annualized), as well as the pro forma fees and expenses for the twelve months ended June 30, 2020 for the combined fund following the Reorganization as if the Reorganization had occurred at the beginning of the period. The estimates are based on contracts and agreements that are in effect currently. The actual fees and expenses of each class of each Fund and the Acquiring Fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those during the periods reflected in the tables. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by shareholders of the applicable Fund and the Acquiring Fund. For additional information concerning the net assets of each Fund, please see “SUMMARY OF DIFFERENCES BETWEEN THE TARGET FUND AND THE ACQUIRING FUND — Existing and Pro Forma Capitalizations” below.

Target Fund, Acquiring Fund and Pro Forma – Acquiring Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Fund/Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements		Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Target Fund – Class N	0.45%	0.25%	0.42%	1.12%	(0.05	)%(2)	1.07%
Acquiring Fund – Class N	0.62%	0.25%	0.24%	1.11%	(0.04	)%(3)	1.07%
Pro Forma – combined Acquiring Fund –Class N	0.62%	0.25%	0.23%	1.10%	(0.03	)%(3)	1.07%
Fund/Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements		Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Target Fund – Class I	0.45%	None	0.47%	0.92%	(0.05	)%(2)	0.87%
Acquiring Fund – Class I	0.62%	None	0.29%	0.91%	(0.04	)%(3)	0.87%
Pro Forma – combined Acquiring Fund –Class I	0.62%	None	0.28%	0.90%	(0.03	)%(3)	0.87%
Fund/Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursements		Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements
Target Fund – Class Z	0.45%	None	0.32%	0.77%	(0.05	)%(2)	0.72%
Acquiring Fund – Class Z	0.62%	None	0.24%	0.86%	(0.04	)%(3)	0.82%
Pro Forma – combined Acquiring Fund –Class Z	0.62%	None	0.23%	0.85%	(0.03	)%(3)	0.82%

(1)	Acquiring Fund fees and expenses have been restated to reflect current fees.
(2)

AMGF has contractually agreed, through at least October 1, 2021, to waive management fees and/or pay or reimburse the Target Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Target Fund to the annual rate of 0.72% of the Target Fund’s average daily net assets (for purposes of this paragraph, this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Target Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by AMGF, AMGF may recover such amounts from the Target Fund, provided that such repayment would not cause the Target Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Target Fund. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Target Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds III Board of Trustees or in the event of the Target Fund’s liquidation unless the Target Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Target Fund.
(3)

AMGF has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Acquiring Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Acquiring Fund to the annual rate of 0.82% of the Acquiring Fund’s average daily net assets (for purposes of this paragraph, this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Acquiring Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by AMGF, AMGF may recover such amounts from the Acquiring Fund, provided that such repayment would not cause the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Acquiring Fund. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Acquiring Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds Board of Trustees or in the event of the Acquiring Fund’s liquidation unless the Acquiring Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Acquiring Fund.

Example

This Example will help you compare the cost of investing in the Target Fund, the Acquiring Fund and the pro forma combined Acquiring Fund, giving effect to the Reorganization, to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment in each Fund has a 5% total return each year and each Fund’s operating expenses remain the same. The Target Fund’s Example includes the Target Fund’s contractual expense limitation through October 1, 2021 and the pro forma and Acquiring Fund’s Example includes the Acquiring Fund’s contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Target Fund – Class N	$109	$351	$612	$1,359
Acquiring Fund – Class N	$109	$346	$605	$1,346
Pro Forma – Acquiring Fund – Class N	$109	$347	$603	$1,338

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Target Fund – Class I	$89	$288	$504	$1,127
Acquiring Fund – Class I	$89	$284	$498	$1,114
Pro Forma – Acquiring Fund – Class I	$89	$284	$496	$1,105

FUND/SHARE CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Target Fund – Class Z	$74	$241	$423	$949
Acquiring Fund – Class Z	$84	$268	$470	$1,055
Pro Forma – Acquiring Fund – Class Z	$84	$268	$468	$1,046

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in Class N, Class I, and Class Z shares of the Acquiring Fund will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

PORTFOLIO TURNOVER

Each of the Target Fund and the Acquiring Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that a fund sold and replaced the entire value of its securities holdings during the previous one-year period. The Target Fund and Acquiring Fund each pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During each Fund’s most recent fiscal year (ended May 31, 2020 for the Target Fund and ended December 31, 2019 for the Acquiring Fund), the Target Fund’s and Acquiring Fund’s portfolio turnover rates were 57% and 18%, respectively, of the average value of their portfolios.

PERFORMANCE

The following performance information illustrates the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how the Acquiring Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Acquiring Fund (before and after taxes) is not an indication of how the Acquiring Fund will perform in the future. As of February 27, 2017, the Acquiring Fund changed its name from “AMG GW&K Small Cap Growth Fund” to “AMG GW&K Small/Mid Cap Fund,” adopted the Acquiring Fund’s current investment strategies, and began comparing its performance to the Russell 2500™ Index. Prior to February 27, 2017 (including the periods shown below prior to February 27, 2017), the Acquiring Fund focused on a small-cap equity strategy. The Acquiring Fund’s performance information for periods prior to February 27, 2017 reflects the Acquiring Fund’s investment strategy that was in effect at that time and may have been different had the Acquiring Fund’s current investment strategy been in effect.

Effective October 1, 2016, outstanding Institutional Class shares of the Acquiring Fund were renamed Class I shares.

To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.

Calendar Year Total Returns as of 12/31/19 (Class I)

Best Quarter: 14.51% (1st Quarter 2019)

Worst Quarter: -17.21% (4th Quarter 2018)

Average Annual Total Returns as of 12/31/19

Acquiring Fund	1 Year	Since Inception
Class I
Return Before Taxes	30.86%	7.07%[1]

Class I
Return After Taxes on Distributions	30.78%	6.76%[1]

Class I
Return After Taxes on Distributions and Sale of Fund Shares	18.32%	5.42%[1]

Class N
Return Before Taxes	30.64%	9.90%[2]

Class Z
Return Before Taxes	30.94%	10.16%[2]

Russell 2500TM Index

(reflects no deduction for fees, expenses, or taxes)	27.77%	8.82%[1]

Russell 2500TM Index

(reflects no deduction for fees, expenses, or taxes)	27.77%	9.37%[2]

1	Class I and Index performance shown reflects performance since the inception date of the Acquiring Fund’s Class I shares on June 30, 2015.
[2]	Class N, Class Z and Index performance shown reflects performance since the inception date of the Acquiring Fund’s Class N and Class Z shares on February 24, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Acquiring Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only, and after-tax returns for Class N and Class Z shares will vary.

PURCHASE PROCEDURES

The purchase procedures of the Target Fund and the Acquiring Fund are substantially the same, except as otherwise noted. This section describes the purchase procedures of the Acquiring Fund. Shares of the Acquiring Fund may be purchased directly from the Acquiring Fund, as well as through retirement or savings plans or financial intermediaries.

Acquiring Fund Pricing

The Class N, Class I, and Class Z shares of the Acquiring Fund are subject to different types and levels of expenses and minimum initial investment amounts, as described below.

The Class N shares of the Acquiring Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees of AMG Funds. Because each class bears fees and expenses in different amounts, and Class N and Class I shares also bear shareholder servicing fees in different amounts, the net asset value (the “NAV”) per share of the classes may differ. Class N shares are expected to have lower total returns than Class I and Class Z shares, and Class I shares are expected to have lower total returns than Class Z shares. In all other material respects, the Class N, Class I and Class Z shares are the same, each share representing a proportionate interest in the Acquiring Fund. Each class of shares of the Acquiring Fund is subject to a minimum investment amount, as described below.

Your purchase or redemption of Acquiring Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Acquiring Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Acquiring Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Acquiring Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Acquiring Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Acquiring Fund were received by the processing organization in proper form before 4:00 p.m.

Current net asset values per share for the Acquiring Fund are available on the Acquiring Fund’s website at www.amgfunds.com.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Acquiring Fund is not open for business, thus affecting the value of the Acquiring Fund’s assets on days when the Acquiring Fund shareholders may not be able to buy or sell Acquiring Fund shares.

Class N shares of the Acquiring Fund have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Acquiring Fund shares at the Class N’s NAV. Shareholders of Class N shares of the Acquiring Fund do not bear shareholding servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. Shareholders of Class N shares of the Target Fund may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. Shareholders of Class N shares also pay distribution (12b-1) fees of 0.25%.

Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Acquiring Fund shares at the Class I’s NAV. Shareholders may bear shareholder servicing fees of up to 0.05% with respect to the Acquiring Fund (0.15% with respect to the Target Fund) for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Class I shares do not pay distribution (12b-1) fees. Shareholders who transact in Class I shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.

Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Acquiring Fund shares at the Class Z’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Class Z shares do not pay distribution (12b-1) fees. Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Acquiring Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Acquiring Fund Fair Value Policy

The Acquiring Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of AMG Funds. Under certain circumstances, an Acquiring Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the AMG Funds Board of Trustees. The Acquiring Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board of Trustees’ valuation procedures, if AMGF believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Unless a foreign equity security is fair valued, if there are no reported sales for such security on the valuation date, it may be valued at the last quoted bid price or the mean between the last quoted bid and ask prices. The Board of Trustees of AMG Funds has adopted a policy that securities held in the Acquiring Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

The Acquiring Fund may invest in securities that may be thinly traded. The Board of Trustees of AMG Funds has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

Acquiring Fund Investment Minimums

The Acquiring Fund offers three classes of shares, Class N, Class I, and Class Z. The minimum initial investment for Class N shares of a Fund is $2,000 for regular accounts and $1,000 for IRAs. The minimum subsequent investment is $100 for all Class N accounts. The minimum initial investment for Class I shares of a Fund is $100,000 for regular accounts and $25,000 for IRAs. The minimum subsequent investment is $100 for all Class I accounts. The minimum initial investment for Class Z shares of a Fund is $5,000,000 for regular accounts and $50,000 for IRAs. Individual retirement accounts may only invest in Class Z shares of a Fund by purchasing shares directly from the Fund. The minimum subsequent investment is $1,000 for all Class Z accounts.

Shareholders of the Target Fund will not need to satisfy the minimum investment amounts of the Acquiring Fund in order to receive the corresponding class of shares of the Acquiring Fund upon consummation of the Reorganization, but will need to satisfy the minimum investment amounts in order to purchase shares of other funds in the AMG Funds Family of Funds after the Reorganization.

The Acquiring Fund may suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading; change the minimum required investment amounts; and refuse a buy order for any reason at its discretion, including the failure to submit a properly completed application. The

Acquiring Fund may also refuse an exchange request for any person or group if the Acquiring Fund determines that the request could adversely affect the Acquiring Fund, for example, if the person or group has engaged in excessive trading. This determination is at AMGF’s discretion, based on a case-by-case analysis consistent with AMG Funds’ policies and procedures regarding frequent trading. The Acquiring Fund may end or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales. See “Synopsis – Exchange Rights” below.

REDEMPTION PROCEDURES

The redemption procedures of the Target Fund and the Acquiring Fund are substantially the same. This section describes the redemption procedures of the Acquiring Fund. Shareholders may redeem shares of the Acquiring Fund any day that the NYSE is open for business. The Acquiring Fund allows, with certain limitations, redemptions of shares from the Acquiring Fund by mail, telephone, wire transfer, and over the Internet at www.amgfunds.com.

The Acquiring Fund may redeem shares in an account if balances fall below a certain amount. Specifically, the Acquiring Fund may redeem a shareholder’s account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions the shareholder makes, or (ii) is below $100, but, in each case, not until after the Acquiring Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether AMG Funds will exercise its right to redeem shareholder accounts will be determined by AMGF on a case-by-case basis.

The Acquiring Fund or the Acquiring Fund’s transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

In connection with AMG Funds’ anti-money laundering efforts, AMG Funds also may redeem Acquiring Fund shares at their net asset value and close a shareholder’s account if a shareholder fails to timely provide the Trust with any requested documentation or information, the Trust is unable to verify such documentation or information within a reasonable amount of time, or the Trust is otherwise required by law to redeem Acquiring Fund shares.

The Acquiring Fund reserves the right to make a redemption-in-kind, a payment in portfolio securities instead of in cash. If the Acquiring Fund makes a redemption-in-kind, the securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees.

The Acquiring Fund offers an automatic redemption plan, and may require a signature guarantee for redemptions. Under its automatic redemption plan, the Acquiring Fund permits shareholders to set an amount of $100 or more to redeem each month. Automatic redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Acquiring Fund will complete the redemption on the next business day. The Acquiring Fund does not impose a redemption fee.

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution procedures of the Target Fund and the Acquiring Fund are substantially the same. This section describes the dividend and distribution procedures of the Acquiring Fund. The Acquiring Fund normally declares and pays any income dividends and net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Acquiring Fund will do this automatically unless you request otherwise. You may also change your election at any time by giving the Acquiring Fund written notice at least 10 days before the scheduled payment date.

FREQUENT TRADING POLICY

The frequent trading policy of the Target Fund and the Acquiring Fund are substantially the same. This section describes the frequent trading policy of the Acquiring Fund. The Board of Trustees of AMG Funds has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Acquiring Fund. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Acquiring Fund’s portfolio, increase the Acquiring Fund’s expenses, and have a negative impact on the Acquiring Fund’s performance. There may be additional risks due to frequent trading activities. As described previously, the Acquiring Fund has adopted procedures to minimize these risks.

To help prevent frequent trading, AMGF monitors the trading activities of the Acquiring Fund accounts on a daily basis, including large accounts maintained directly with the Acquiring Fund’s transfer agent. If AMGF determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, AMGF reviews the account’s activities and may warn the account owner and/or restrict the account. AMGF also notifies the Acquiring Fund’s transfer agent of any restriction and periodically informs the AMG Funds Board of Trustees about the implementation of these frequent trading policies and procedures.

The Acquiring Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if AMGF believes that a shareholder is engaging in market timing activities that may harm the Acquiring Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Acquiring Fund’s frequent trading policies are not considered to be acceptable by the Acquiring Fund, and the Acquiring Fund may reject them on the next business day after the financial intermediary has received them.

Although the Acquiring Fund uses reasonable efforts to prevent market timing activities in the Acquiring Fund, its efforts may not always succeed. For example, although the Acquiring Fund strives to apply these policies and procedures uniformly to all accounts, the Acquiring Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Acquiring Fund. Although the Acquiring Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Acquiring Fund’s ability to detect frequent trading activities by investors who hold shares through omnibus accounts at financial intermediaries will still be limited by the ability of the Acquiring Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

EXCHANGE RIGHTS

The exchange rights of the Target Fund and the Acquiring Fund are substantially the same. This section describes the exchange rights of the Acquiring Fund. The Acquiring Fund offers shareholders exchange privileges, allowing shareholders to exchange shares of the Acquiring Fund for the same class of shares of other funds in AMG Funds or for shares of other funds managed by AMGF, subject to the applicable investment minimum. Not all funds managed by AMGF offer all classes of shares or are open to new investors.

In addition to exchanging shares described above, shareholders in the Acquiring Fund also may exchange their shares through AMGF for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”).

There is no fee associated with AMGF’s exchange privilege, except as described below; however, an exchange may result in tax consequences. In addition, AMGF has implemented the following restrictions regarding exchanges:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of a Fund through AMGF.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment adviser, bank, or investment professional. Normally, the Acquiring Fund will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Acquiring Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

INVESTING THROUGH AN INTERMEDIARY

The Target Fund’s and the Acquiring Fund’s procedures for investing through a financial intermediary are substantially the same. This section describes the Acquiring Fund’s procedures for investing through a financial intermediary. AMG Distributors, Inc. (“AMGDI”), a wholly-owned subsidiary of AMGF, serves as distributor for the Acquiring Fund. AMGF, GW&K and/or AMGDI, as applicable, may make direct or indirect payments to third parties in connection with the sale of the Acquiring Fund shares or the servicing of shareholder accounts.

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Acquiring Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Acquiring Fund may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see below. Shareholder servicing fees are paid out of the assets of each of Class N and Class I shares on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Class N and Class I shares. These payments are made pursuant to written agreements between the Financial Intermediaries and AMGF, AMGDI and/or the Acquiring Fund. Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, may be available on brokerage platforms of Financial Intermediaries that have agreements with AMGDI to offer such shares solely when acting as your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of the Acquiring Fund are available in other share classes that have different fees and expenses.

AMGF, GW&K and/or AMGDI may pay additional compensation (directly out of their own resources and not as an expense of the Acquiring Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, AMGF, GW&K and AMGDI may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Acquiring Fund over other investment options. Any such payments may be substantial; however, they will be made by AMGF, GW&K and/or AMGDI, as applicable, not by the Acquiring Fund or its shareholders, and will not change the NAV or the price of the Acquiring Fund’s shares.

You can ask your Financial Intermediary for information about any payments it receives from AMGF, GW&K and/or AMGDI and any services it provides, as well as about fees and/or commissions it charges and which share class(es) you are eligible to purchase.

The Acquiring Fund has adopted a Plan of Distribution under Rule 12b-1 under the 1940 Act (such plan, the “Acquiring Fund 12b-1 Plan”) for Class N shares that allows the Acquiring Fund to pay AMGDI and financial intermediaries for selling and distributing Class N shares (for example, for sales, marketing, and promotional activities and to cover related expenses) and for providing service to shareholders of Class N shares. Because 12b-1 fees are deducted from the net assets of Class N shares on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges. The Acquiring Fund 12b-1 Plan authorizes payments of up to 0.25% annually of the Acquiring Fund’s average daily net assets attributable to Class N shares.

CERTAIN U.S. FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Acquiring Fund under the Internal Revenue Code of 1986 (the “Code”), as amended and as in effect as of the date of this Proxy Statement/Prospectus. A more detailed tax discussion is provided in the Acquiring Fund’s SAI. While this section describes tax information with respect to the Acquiring Fund, the information also substantially applies to the Target Fund. The Acquiring Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax adviser about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Acquiring Fund based on your particular circumstances.

The Acquiring Fund has elected and intends to qualify and be eligible to be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Acquiring Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, discussed below), whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Acquiring Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Acquiring Fund owns or is considered to have owned for more than one year and that are properly reported by the Acquiring Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.

•	Distributions from the sale of investments that the Acquiring Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and the Acquiring Fund meet certain holding period and other requirements.

•	Distributions that are properly reported as exempt-interest dividends are exempt from U.S. federal income tax, but may be subject to federal alternative minimum tax.

•

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Acquiring Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net gains recognized on the sale, redemption or exchange of shares of the Acquiring Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Acquiring Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Acquiring Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Acquiring Fund through such a plan, you will not be subject to tax on distributions from the Acquiring Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax adviser to determine the suitability of the Acquiring Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Acquiring Fund) from such a plan.

Any gain or loss that results from the sale, exchange (including an exchange of the Acquiring Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

Certain of the Acquiring Fund’s investments, including certain debt instruments and derivatives, could affect the amount, timing and character of distributions you receive and could cause the Acquiring Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Acquiring Fund to sell other investments in order to make required distributions). Please see the SAI relating to this Proxy Statement/Prospectus for more detailed tax information.

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Acquiring Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Acquiring Fund that you have failed to properly report certain interest and dividend income.

ADDITIONAL INFORMATION APPLICABLE TO THE TARGET FUND

Additional information regarding shareholder policies and procedures for the Target Fund may be found in its prospectus, dated October 1, 2020, as supplemented through the date of this Proxy Statement/Prospectus, which is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.

2.	PRINCIPAL RISK FACTORS

The principal risks associated with investments in the Target Fund and the Acquiring Fund are the same because the Funds have substantively similar investment objectives and principal investment strategies and policies. An investment in the Acquiring Fund is subject to the principal risks described below. The Target Fund is also subject to the risks described below.

Market Risk— market prices of investments held by the Acquiring Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Management Risk—because the Acquiring Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Acquiring Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the subadviser’s investment techniques and risk analysis will produce the desired result.

Liquidity Risk—the Acquiring Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Acquiring Fund may have to sell them at a loss.

For additional information about the Acquiring Fund’s non-principal risks, please see the SAI relating to this Proxy Statement/Prospectus.

3.	THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

At a meeting held on October 8, 2020, the AMG Funds III Board of Trustees voted to approve the Reorganization with respect to the Target Fund, subject to approval by the shareholders of the Target Fund. In the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, which will assume all of the liabilities of the Target Fund. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares of beneficial interest to the Target Fund, which shares will be distributed to shareholders in liquidation of the Target Fund. Any Class N, Class I, or Class Z shares you own of the Target Fund at the time of the Reorganization will be cancelled and you will receive Class N, Class I, or Class Z shares, respectively, of the Acquiring Fund having an aggregate value equal to the aggregate value of your shares of the Target Fund, based upon the Acquiring Fund’s valuation procedures. The Reorganization is expected to be a transaction that is generally tax-free for U.S. federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about February 8, 2021, provided all of the other closing conditions have been satisfied or waived.

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Acquiring Fund will continue to use its performance history after the closing of the Reorganization.

Following the Reorganization, AMGF will continue to serve as the investment manager to the Acquiring Fund, and GW&K will continue to provide day-to-day portfolio management services as the subadviser to the Acquiring Fund. Oversight of the Acquiring Fund will be provided by the Board of Trustees of AMG Funds and, as the investment manager of the Acquiring Fund, AMGF will continue to provide investment oversight for the Acquiring Fund. AMGF will also continue to provide administration and shareholder services for the Acquiring Fund. The Board of Trustees of AMG Funds approved the Reorganization at a meeting held on October 8, 2020.

Headquartered in Greenwich, Connecticut, AMGF was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. AMGF serves as the investment manager to the funds in the AMG Funds Family of Funds and is a subsidiary of Affiliated Managers Group, Inc. (“AMG”). As of June 30, 2020, AMGF had approximately $22 billion in mutual fund assets under management.

In approving the Reorganization of the Target Fund into the Acquiring Fund, the Board of Trustees of AMG Funds III considered a number of factors, which are discussed under “Board Consideration of the Reorganization” below.

TERMS OF THE REORGANIZATION

At the effective time of the Reorganization, the Acquiring Fund will acquire all of the assets of the Target Fund and, in exchange, will (i) issue shares of the Acquiring Fund to the Target Fund and (ii) assume the liabilities of the Target Fund.

The terms and conditions under which the Reorganization will be implemented are set forth in the Plan of Reorganization. The material provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) the Acquiring Fund’s acquisition of all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund by the Closing Date (the “Liabilities”), and (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund as soon as reasonably practicable after the Closing Date.

Each shareholder of the Target Fund will receive a number of full and fractional Acquiring Fund Shares of the designated class of shares equal in value to the full and fractional shares of the applicable class of shares of the Target Fund held by such shareholder as of the Closing Date, based upon the Acquiring Fund’s valuation procedures. The Target Fund will be liquidated and terminated soon thereafter.

Accordingly, immediately after the Reorganization, each former shareholder of the Target Fund will own Acquiring Fund Shares that will be equal in net asset value to the shares of the Target Fund held by that shareholder immediately prior to the Reorganization, based upon the Acquiring Fund’s valuation procedures. The Plan of Reorganization provides the time for and method of determining the net value of the Target Fund’s assets (and therefore shares) and the net asset value of a share of the Acquiring Fund. The Plan of Reorganization also provides that the investment restrictions of the Target Fund will be temporarily amended to the extent necessary to effect the Reorganization. The valuation will be done at 4:00 p.m. Eastern Time on February 5, 2021 or such earlier or later time and day as may be mutually agreed upon in writing by the parties to the Plan of Reorganization (“Valuation Time”). Delivery of the assets of the Target Fund to be transferred, assumption of the liabilities of the Target Fund to be assumed and the delivery of the Acquiring Fund Shares to be issued shall be made after the Valuation Time at a date and time agreed to by the Target Fund and the Acquiring Fund. Any special shareholder options (for example, automatic investment plans on current Target Fund shareholder accounts) will automatically transfer to shareholder accounts for the Acquiring Fund.

The Plan of Reorganization provides that shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of the costs associated with the Reorganization except for any applicable registration fees, and brokerage or similar costs or transfer taxes in connection with the purchases or sales of portfolio securities or the management of such Fund’s investments related to the consummation of the Reorganization. AMGF and GW&K will bear all other costs of the Reorganization, such as proxy solicitation costs, accounting and legal expenses, the costs of printing and mailing this Proxy Statement/Prospectus or other similar expenses, which are estimated to be approximately $104,000. The closing of the Reorganization is expected to occur on or about February 8, 2021 provided all of the other closing conditions have been satisfied or waived. The implementation of the Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including the approval of the Reorganization by shareholders of the Target Fund.

Another important condition to closing is that each of the Target Fund and Acquiring Fund receive a tax opinion to the effect that the Reorganization will qualify as a “tax-free reorganization” for U.S. federal income tax purposes. As such, the Reorganization is not expected to be taxable for such purposes to the Target Fund, the Acquiring Fund or the Target Fund’s shareholders. It should be noted that the Target Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders that hold their shares in a taxable account as ordinary income or capital gains.

The Trusts, by mutual consent of their Trustees, may terminate the Plan of Reorganization at any time. The Plan of Reorganization also automatically terminates on October 8, 2022 if on that date the transaction contemplated by the Plan of Reorganization has not been substantially completed and the Trusts have not agreed to a later date to complete the transaction.

The closing of the Reorganization is subject to a number of conditions, including the condition that shareholders of the Target Fund approve the Reorganization. In the event that the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, the Board of Trustees of AMG Funds III has determined that the New Subadvisory Agreement with GW&K is in the best interests of the Target Fund in order to ensure a continuous investment management program for the Target Fund. If the shareholders of the Target Fund do not approve either of the Proposals, the Board of Trustees of AMG Funds III will determine what further action, if any, is appropriate for the Target Fund.

BOARD CONSIDERATION OF THE REORGANIZATION

The Board of Trustees (the “Trustees”) of AMG Funds III considered the proposed Reorganization at a meeting held on October 8, 2020. The Trustees considered the following matters, among others, in unanimously approving the proposal:

The Trustees reviewed the terms of the Plan of Reorganization, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval. The Trustees considered that, if the Reorganization is approved, the net expense ratios (as estimated by AMGF) of Class N and Class I shares of the Acquiring Fund are expected to be the same as the expense ratios currently incurred by Class N and Class I shares the Target Fund, after giving effect to contractual expense waivers and reimbursements, and the net expense ratio (as estimated by AMGF) of Class Z shares of the Acquiring Fund are expected to be higher than the expense ratio current incurred by Class Z shares of the Target Fund, after giving effect to contractual expense waivers and reimbursements. The Trustees considered that if the Reorganization is consummated, overall responsibility for investment management, administration and shareholder servicing, which is currently performed by AMGF for both the Target Fund and the Acquiring Fund, would continue to be the responsibility of AMGF for the Acquiring Fund, and GW&K, the interim subadviser to the Target Fund and subadviser to the Acquiring Fund, would continue to be the subadviser to the Acquiring Fund. The Trustees noted that, after the Reorganization, AMGF, as investment manager, and GW&K, as subadviser, to the Acquiring Fund would be providing a comparable level of portfolio management services to the Acquiring Fund and shareholders as are currently being provided to the Target Fund. They further noted that the Reorganization would allow shareholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel that currently manage the Target Fund on an interim basis.

The Trustees discussed the ability of AMGF and GW&K to provide quality services with increased opportunities for economies of scale due to the marketing, infrastructure and size of the AMG Funds Family of Funds. The Trustees considered the performance record of each Fund and GW&K and the similar portfolio characteristics of the Funds. Among other information relating to GW&K’s performance, the Trustees considered the performance of the Acquiring Fund and noted that, for the one-year, three-year and five-year periods ended June 30, 2020, the Acquiring Fund’s performance was above, above and below, respectively, the performance of the Acquiring Fund’s benchmark, the Russell 2500™ Index.

The Trustees also took into account AMGF’s belief that the Reorganization would be more beneficial to the Target Fund’s shareholders as compared to closing and liquidating the Target Fund.

The Trustees noted that shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of the costs associated with the Reorganization except for any applicable registration fees, and brokerage or similar costs or transfer taxes in connection with the purchases or sales of portfolio securities or the management of such Fund’s investments related to the consummation of the Reorganization, and that AMGF and GW&K will bear all other costs of the Reorganization, such as proxy solicitation costs, accounting and legal expenses, the costs of printing and mailing this Proxy Statement/Prospectus or other similar expenses. The Trustees also considered the potential benefits of the Reorganization to AMGF. The Trustees further discussed the fact that, under the Plan of Reorganization, the Acquiring Fund would assume all of the liabilities of the Target Fund. The Trustees considered that the Reorganization is not expected to result in taxable income or gain or other adverse U.S. federal tax consequences to shareholders. The Trustees also considered the potential effect of the Reorganization on the Target Fund’s unrealized capital losses.

The Trustees reviewed information regarding comparative expense ratios. The Trustees noted that, effective October 8, 2020, AMGF has contractually agreed, to lower the Acquiring Fund’s contractual expense limitation from 0.85% to 0.82% of the Fund’s net annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses). The Trustees also noted that, effective October 8, 2020, the Acquiring Fund’s management fee rate was reduced.

The Trustees reviewed the investment objectives, policies, and investment restrictions of both the Target Fund and the Acquiring Fund, discussed certain aspects of each, and concluded that the Acquiring Fund will have a substantively similar investment objective and substantively similar principal investment strategies as the Target Fund. The Trustees further discussed that some differences exist between the fundamental investment restrictions of the Acquiring Fund and the fundamental investment restrictions of the Target Fund.

The Trustees, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) of AMG Funds III (the “AMG Funds III Independent Trustees”) reviewed the proposed Reorganization in a private session with their independent legal counsel at which no representatives of AMGF or GW&K were present. The AMG Funds III Independent Trustees concluded that, pursuant to Rule 17a-8 under the 1940 Act, the Reorganization would be in the best interests of the Target Fund, and that the interests of existing shareholders in the Target Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

At the October 8, 2020 meeting, the Trustees, including the AMG Funds III Independent Trustees voting separately, approved the proposed Reorganization.

The Board of Trustees of AMG Funds also considered the proposed Reorganization at a meeting held on October 8, 2020. The Trustees of AMG Funds, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) of AMG Funds (the “AMG Funds Independent Trustees”) concluded that, pursuant to Rule 17a-8 under the 1940 Act, the Reorganization would be in the best interests of the Acquiring Fund, and that the interests of existing shareholders in the Acquiring Fund will not be diluted as a result of the transactions contemplated by the Reorganization. At the October 8, 2020 meeting, the Trustees of AMG Funds, including the AMG Funds Independent Trustees voting separately, approved the proposed Reorganization.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Target Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TAX STATUS OF THE REORGANIZATION

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive a legal opinion from Ropes & Gray LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, generally for U.S. federal income tax purposes:

•

The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or (ii) the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•

Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all Liabilities of the Target Fund;

•

Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Target Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in the second bullet above;

•

Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Target Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in the second bullet above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by the Target Fund;

•	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Target Fund for Acquiring Fund Shares;

•

Under Section 358 of the Code, the aggregate tax basis in the Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis in the Target Fund shares exchanged therefor;

•

Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund Shares received will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual representations made by the officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (the “IRS”) or a court would agree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund generally would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the Acquiring Fund Shares the shareholder receives and the tax basis of the shareholder’s shares in the Target Fund. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of the Acquiring Fund and Target Fund may be sold at any time before or after the Reorganization in connection with the Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Reorganization will end the tax year of the Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of the Reorganization, the Target Fund will, and the Acquiring Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Target Fund will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to the Reorganization. A Fund’s ability to carry forward capital losses (if any) and use such losses to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the

Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Target Fund will receive a proportionate share of any unrealized gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the Target Fund’s or the Acquiring Fund’s respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case had the Reorganization not occurred. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

The above description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization with respect to the Target Fund in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganization, each shareholder of the Target Fund should also consult such shareholder’s tax advisers as to the state, local and non-U.S. tax consequences, if any, of the Reorganization with respect to the Target Fund based upon the shareholder’s particular circumstances.

FEES AND EXPENSES OF THE REORGANIZATION

Shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of the costs associated with the Reorganization except for any applicable registration fees, and brokerage or similar costs or transfer taxes in connection with the purchases or sales of portfolio securities or the management of such Fund’s investments related to the consummation of the Reorganization. AMGF and GW&K will bear all other costs of the Reorganization, such as proxy solicitation costs, accounting and legal expenses, the costs of printing and mailing this Proxy Statement/Prospectus or other similar expenses.

4.	SUMMARY OF DIFFERENCES BETWEEN THE TARGET FUND AND THE ACQUIRING FUND

The following summary highlights certain differences between the Target Fund and the Acquiring Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information about the Reorganization, please read this entire Proxy Statement/Prospectus, including its appendices.

COMPARISON OF BUSINESS STRUCTURE

Form of Organization

The Target Fund is a series of AMG Funds III, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated November 23, 1987, as amended (the “AMG Funds III Trust Agreement”). The Acquiring Fund is a series of AMG Funds, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 13, 2013, as amended (the “AMG Funds Trust Agreement,” and together with the AMG Funds III Trust Agreement, the “Fund Charters”). The AMG Funds III Trust Agreement and the By-laws of AMG Funds III (the “AMG Funds III Bylaws”) are designed to make AMG Funds III similar in many respects to a Massachusetts business corporation, and the AMG Funds Trust Agreement and the By-laws of AMG Funds (the “AMG Funds Bylaws,” and together with the AMG Funds III Bylaws, the “Fund Bylaws”) are designed to do the same with regard to AMG Funds. The operations of the Target Fund are governed by the laws of The Commonwealth of Massachusetts and by the AMG Funds III Trust Agreement and the AMG Funds III Bylaws. The operations of the Acquiring Fund are governed by the laws of The Commonwealth of Massachusetts and by the AMG Funds Trust Agreement and the AMG Funds Bylaws. The Target Fund and Acquiring Fund are registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

Each of AMG Funds III and AMG Funds is authorized to issue shares of beneficial interest in separate series in addition to the Target Fund and the Acquiring Fund, respectively. Each Fund Charter permits the Trustees to issue an unlimited number of full and fractional shares, without par value, of one or more series, to divide or combine the shares of any series into one or more classes, and to establish and designate a class or classes of a series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of the Funds have no preemptive or similar rights and may have conversion rights if the Trustees of each Trust establish conversion procedures for their respective Funds. Each Fund Charter provides that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, have the power to bind personally any shareholder, nor except as specifically provided in the Fund Charter, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

All classes of the Target Fund and the Acquiring Fund shall represent the same interest in AMG Funds III and AMG Funds, respectively, and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board of Trustees of AMG Funds III and the Board of Trustees of AMG Funds, as the case may be, from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of a Fund shall be borne solely by that class. In addition, in certain cases a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

Shareholder Liability

Under Massachusetts law, shareholders of a Massachusetts business trust such as AMG Funds III or AMG Funds may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, each Fund Charter provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Target Fund or the Acquiring Fund, as applicable, and that every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of AMG Funds III or AMG Funds by its respective Trustees or by any officers or officer on behalf of their respective Fund shall give notice to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by their respective Fund. Each Fund Charter provides that, to the extent any shareholder is held personally liable, solely by reason of being or having been a shareholder of a particular series or class of the applicable Trust, such shareholder is entitled to indemnification out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder for all loss and expense arising from such liability.

Liability of Trustees

Each Fund Charter provides that no Trustee, officer, employee or agent of the Trust is liable to any third persons in connection with the affairs of the Trust or the respective Fund, except that neither Fund Charter protects a Trustee against any liability that arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. Each Fund Charter also provides that all third persons shall look solely to the property of the Trust (or particular series or class thereof) for any satisfaction of claims arising in connection with the affairs of the Trust (or particular series or class thereof, as applicable). Each Fund Charter provides that a Trustee or officer (including in the case of AMG Funds persons who serve at the request of the Trust as directors, officers or trustees of another organization in which the Trust has an interest) is entitled to be indemnified against all liability in connection with the affairs of the Trust, except where such person is finally adjudicated in a decision on the merits not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust, or if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Meetings and Voting Requirements

Neither the Target Fund nor the Acquiring Fund is required by law or their governing documents to hold regular or annual shareholder meetings and normally will not. The Trustees of AMG Funds III and AMG Funds may call shareholder meetings of the Target Fund and the Acquiring Fund, respectively. Pursuant to the AMG Funds III Trust Agreement, special meetings of the shareholders of AMG Funds III or any of its series shall be called by the Board of Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote. Pursuant to the Fund Charters, at any meeting called for the purpose, shareholders of each Trust have the right, upon the vote of the holders of two-thirds of the Trust’s outstanding shares, to remove a Trustee of the Trust from office.

Under the Fund Charters and Fund Bylaws, thirty percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law, the Fund Charters or the respective Fund Bylaws, and a majority of the shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of law, the Fund Charters, or the Fund Bylaws.

The shareholders of the Target Fund and the Acquiring Fund are entitled to one vote per whole share as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Subject to the 1940 Act, the Trustees of each Trust themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures and to appoint their own successors; provided, however, that immediately after such appointment, the requisite majority of the Trustees have been elected by the shareholders of their respective Trust. The voting rights of shareholders are not cumulative in the election of Trustees.

Dissolution or Termination

The AMG Funds III Trust Agreement provides that, upon termination of AMG Funds III, after paying or adequately providing for the payment of all liabilities of AMG Funds III (including the liabilities of all series), and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees of AMG Funds III may distribute the remaining property of AMG Funds III, in cash or in kind or partly each, ratably among the holders of the shares of AMG Funds III then outstanding. AMG Funds III may be terminated by the affirmative vote of the holders of not less than two-thirds of the shares of each series of AMG Funds III outstanding and entitled to vote at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees of AMG Funds III and consented to by the holders of not less than two-thirds of such shares.

The AMG Funds Trust Agreement provides that, upon termination of AMG Funds (or any series or class thereof, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, allocated or attributable, severally, to each series (or the applicable series or belonging, allocated or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series (or the applicable series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute the proceeds belonging to each series (or the applicable series or attributable to the particular class, as the case may be) to the shareholders of that series (or class, as the case may be), as a series (or class, as the case may be), ratably according to the number of shares of that series (or class, as the case may be) held by the several shareholders of such series (or class, as the case may be) on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of that series, provided that, with respect to any termination of a series with multiple classes, the proceeds attributable to each class shall be allocated to such class and then distributed to the shareholders of such class pro rata in proportion to the number of shares of such class held by each of them. AMG Funds may be terminated by a vote of its shareholders holding at least 66 2/3% of the shares of each series of the Trust entitled to vote and voting separately by series, or by the Trust’s Trustees upon written notice to the shareholders, and any series or class of AMG Funds may be terminated at any time by a vote of shareholders holding at least 66 2/3% of the shares of that series or class entitled to vote, or by the Trust’s Trustees by written notice to the shareholders of that series or class.

Derivative Actions

The AMG Funds III Bylaws and the AMG Funds Bylaws each provide that a shareholder may bring a derivative action on behalf of AMG Funds III and AMG Funds, respectively, only if the shareholder first makes a written demand upon the Trustees of AMG Funds III and AMG Funds, respectively. The demand will not be excused under any circumstances, including claims of alleged interest on the part of each Trust’s Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to AMG Funds III or AMG Funds, as applicable, would otherwise result. The Trustees of each of AMG Funds III and AMG Funds shall consider such demand within 90 days of its receipt by AMG Funds III or AMG Funds, as applicable. The Trustees of each of AMG Funds III and AMG Funds will decide in their sole discretion whether to bring, maintain or settle (or not to bring, maintain or settle) any court action, proceeding or claim, or to submit the matter to vote of shareholders, and such decision shall be binding upon the shareholders. No suit, proceeding or other action may be commenced or maintained after a decision to reject a demand. Any Trustee of AMG Funds III or AMG Funds acting in connection with any demand or any proceeding relating to a derivative claim who is not an interested person (as defined in the 1940 Act) shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters, the respective Fund Bylaws, and Massachusetts law, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Fund Charters and Fund Bylaws (which are filed as exhibits to the registration statements of AMG Funds III and AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts law directly for more complete information.

COMPARATIVE INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS

The Target Fund and the Acquiring Fund are each subject to certain fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding securities (as defined in the 1940 Act).

There are differences in the fundamental investment restrictions of the Target Fund and the Acquiring Fund that could permit the Acquiring Fund to be managed differently from how the Target Fund is currently managed. The following table compares the fundamental investment restrictions of the Target Fund and the Acquiring Fund.

Subject Matter of Restriction	Target Fund	Acquiring Fund
Senior Securities	May not issue senior securities.	May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Borrowing	May not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by AMGF, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.	May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Lending	May not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a	May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive

Subject Matter of Restriction	Target Fund	Acquiring Fund
	portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by AMGF provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.	order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Industry Concentration	May not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).	May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Commodities	May not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.	May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Real Estate	May not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.	May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

Underwriting	May not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.	May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC

Subject Matter of Restriction	Target Fund	Acquiring Fund
or any successor organization or their staff under, such Act, rules or regulations.

Diversification	May not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Other Information Regarding Investment Restrictions

Target Fund

With respect to the Target Fund, any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth above shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restrictions related to borrowings by the Target Fund.

For purposes of the Target Fund’s senior securities restriction, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Target Fund’s investment policies and applicable law.

For purposes of the Target Fund’s borrowing restriction, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Target Fund’s investment policies.

For purposes of the Target Fund’s commodities restriction, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (the “CFTC”) that subject such swaps to regulation by the CFTC, the Target Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

For purposes of the Target Fund’s industry concentration restriction, unless otherwise provided, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s (“S&P”) and Morgan Stanley Capital International.

Acquiring Fund

With respect to the Acquiring Fund, any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth above shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restrictions related to borrowings by the Acquiring Fund.

EXISTING AND PRO FORMA CAPITALIZATIONS

The following table sets forth the capitalization of each Fund as of September 30, 2020 and of the pro forma Acquiring Fund as of that date, all based upon the Acquiring Fund’s valuation procedures. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date.

	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
Net Assets: Class N (Target Fund)/Class N (Acquiring Fund)	$173,938.53	$56,579,619.85	—	$56,753,558.38
Net Assets: Class I (Target Fund)/Class I (Acquiring Fund)	$129,847,932.88	$11,502,792.65	—	$141,350,725.53
Net Assets: Class Z (Target Fund)/Class Z (Acquiring Fund)	$89,365,153.83	$15,655,089.01	—	$105,020,242.84
Net Asset Value Per Share: Class N (Target Fund)/Class N (Acquiring Fund)	$13.15	$26.43	—	$13.15
Net Asset Value Per Share: Class I (Target Fund)/Class I (Acquiring Fund)	$13.17	$27.58	—	$13.17
Net Asset Value Per Share: Class Z (Target Fund)/Class Z (Acquiring Fund)	$13.19	$29.25	—	$13.19
Number of Shares Outstanding: Class N (Target Fund)/Class N (Acquiring Fund)	13,230.665	2,140,775.392	2,162,963.43526611	4,316,969.49226611
Number of Shares Outstanding: Class I (Target Fund)/Class I (Acquiring Fund)	9,856,945.551	417,046.877	456,146.875727637	10,730,139.3037276
Number of Shares Outstanding: Class Z (Target Fund)/Class Z (Acquiring Fund)	6,773,930.737	535,263.664	651,401.196139351	7,960,595.59713935

COMPARISON OF INVESTMENT MANAGERS AND INVESTMENT MANAGEMENT FEES

Investment Managers and Subadvisers

AMGF, a subsidiary of AMG, is currently the investment manager to both the Target Fund and the Acquiring Fund and will continue to serve as investment manager of the Acquiring Fund after the Reorganization. The AMG Funds Family of Funds is a mutual fund complex comprised of 49 different funds, each having distinct investment management objectives, strategies, risks, and policies. GW&K currently serves as the investment subadviser of the Target Fund and the Acquiring

Fund and will continue to serve as investment subadviser of the Acquiring Fund after the Reorganization. Because GW&K is an affiliate of AMGF, AMGF indirectly benefits from the compensation received by GW&K.

AMGF serves as the investment manager and administrator of both the Target Fund and the Acquiring Fund. AMGF has overall supervisory responsibility for the investment program of the Target Fund and the Acquiring Fund. AMGF selects and recommends, subject to the approval of the Board of Trustees of AMG Funds III or AMG Funds, as applicable, the subadvisers to manage the Target Fund’s and the Acquiring Fund’s respective investment portfolios. It also monitors the performance, security holdings and investment strategies of the subadvisers and is responsible for reporting to AMG Funds III’s and AMG Funds’ respective Board of Trustees on, as applicable, the Target Fund’s and the Acquiring Fund’s investment characteristics and performance. AMGF also furnishes certain administrative, compliance and accounting services for AMG Funds III, including the Target Fund, and AMG Funds, including the Acquiring Fund. AMGF’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. AMGF and its corporate predecessors have over 20 years of experience in evaluating subadvisers for individuals and institutional investors. AMG Funds III has obtained, and AMG Funds may rely upon, an exemptive order from the SEC that permits AMGF, subject to certain conditions and oversight by AMG Funds III’s or AMG Funds’ Board of Trustees, as applicable, to terminate a subadviser to the Target Fund or Acquiring Fund, as applicable, and hire new unaffiliated subadvisers for the Target Fund or Acquiring Fund, as applicable, without prior shareholder approval. Affiliated subadvisers selected by AMGF are, however, subject to shareholder approval.

GW&K serves as the subadviser to both the Target Fund and the Acquiring Fund and has day-to-day responsibility for managing each Fund’s portfolio. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974. AMG indirectly owns a majority interest in GW&K.

Portfolio Managers

Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Target Fund’s and the Acquiring Fund’s portfolios. They have managed the Acquiring Fund since its inception in 2015 and the Target Fund since 2020. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Thibault has been a Partner since September 2011 and was previously a Vice President for more than five years and portfolio manager for GW&K’s Small Cap Equity and Small/Mid Cap Equity Strategies since November 2004.

The SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring Fund. The SAI of the Target Fund, dated as of October 1, 2020, as supplemented through the date of this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Target Fund.

Investment Management Agreement, Subadvisory Agreement and Administration Agreement – Target Fund

AMGF serves as investment manager to the Target Fund pursuant to an investment management agreement with AMG Funds III, dated April 1, 1999, as amended (the “Target Fund Management Agreement”), and also serves as administrator to the Target Fund pursuant to an administration agreement with AMG Funds III, dated October 1, 2016, as amended (the “Target Fund Administration Agreement”). The Target Fund Management Agreement permits AMGF to engage, from time to time, one or more subadvisers to assist in the performance of its services. AMGF has entered into the Interim Subadvisory Agreement with GW&K with respect to the Target Fund.

Under the Interim Subadvisory Agreement, GW&K manages all of the Target Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Target Fund in accordance with the Target Fund’s investment objective, policies and investment restrictions. GW&K provides these services subject to the general supervision of AMGF and the Board of Trustees of AMG Funds III.

Under the Target Fund Administration Agreement, AMGF also serves as administrator of the Target Fund and is responsible for certain aspects of managing the Target Fund’s operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Target Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Target Fund.

The Target Fund Management Agreement continues in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Board of Trustees of AMG Funds III or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, and (ii) in either event by the vote of a majority of the Board of Trustees of AMG Funds III who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Target Fund Management Agreement may be terminated, without penalty, by the Board of Trustees of AMG Funds III, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, or by AMGF, in each case on 60 days’ written notice to the other party. The Target Fund Management Agreement terminates automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Interim Subadvisory Agreement shall continue in effect until the earlier of (i) 150 days from its effective date or (ii) the date upon which a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund approve the New Subadvisory Agreement between AMGF and GW&K with respect to the Target Fund. In addition, the Interim Subadvisory Agreement may be terminated at any time, without penalty, (i) by vote of the Trustees of AMG Funds III or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, (ii) by AMGF, or (iii) by GW&K, in each case on sixty (60) days’ prior written notice to the other party. The Interim Subadvisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act and the regulations thereunder.

As compensation for the investment management services rendered and related expenses under the Target Fund Management Agreement, the Target Fund has agreed to pay AMGF an investment management fee, at an annual rate of 0.45%, which is computed daily as a percentage of the value of the average daily net assets of the Target Fund and may be paid monthly.

AMGF has contractually agreed, through at least October 1, 2021, to waive management fees and/or pay or reimburse the Target Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Target Fund to the annual rate of 0.72% of the Target Fund’s average daily net assets (for purposes of this paragraph, this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Target Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by AMGF, AMGF may recover such amounts from the Target Fund, provided that such repayment would not cause the Target Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Target Fund. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Target Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds III Board of Trustees or in the event of the Target Fund’s liquidation unless the Target Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Target Fund.

As compensation for the investment management services rendered and related expenses under the Interim Subadvisory Agreement, AMGF has agreed to pay GW&K a portion of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is computed daily and paid monthly based upon the average daily net assets that GW&K manages. The fee paid to GW&K is paid out of the fee AMGF receives from the Target Fund and does not increase the Target Fund’s expenses.

Additionally, under the Target Fund Administration Agreement, the Target Fund pays AMGF an administration fee at an annual rate of 0.15% of the Target Fund’s average daily net assets per annum. The Target Fund Administration Agreement generally may be terminated by vote of the Trustees of AMG Funds III or by vote of a majority of the outstanding voting securities of the Target Fund, or by AMGF, in each case on at least 60 days’ prior written notice to the other party.

A discussion regarding the basis for AMG Funds III’s Board of Trustees approving the Target Fund Management Agreement between AMG Funds III and AMGF with respect to the Target Fund is available in the Target Fund’s semi-annual report to shareholders for the period ended November 30, 2019. A discussion regarding the basis for AMG Funds III’s Board of Trustees approving the Interim Subadvisory Agreement between AMGF and GW&K with respect to the Target Fund will be available in the Target Fund’s semi-annual report to shareholders for the period ending November 30, 2020.

Investment Management Agreement, Subadvisory Agreement and Administration Agreement – Acquiring Fund

AMGF serves as investment manager to the Acquiring Fund pursuant to an investment management agreement with AMG Funds, dated October 19, 1999, as amended (the “Acquiring Fund Management Agreement”), and also serves as administrator to the Acquiring Fund pursuant to an administration agreement with AMG Funds, dated October 1, 2016, as amended (the “Acquiring Fund Administration Agreement”). The Acquiring Fund Management Agreement permits AMGF to engage, from time to time, one or more subadvisers to assist in the performance of its services. AMGF has entered into a subadvisory agreement with GW&K with respect to the Acquiring Fund (the “Acquiring Fund Subadvisory Agreement”).

Under the Acquiring Fund Subadvisory Agreement, GW&K manages all of the Acquiring Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Acquiring Fund in accordance with the Acquiring Fund’s investment objective, policies, and investment restrictions. GW&K provides these services subject to the general supervision of AMGF and the Board of Trustees of AMG Funds.

Under the Acquiring Fund Administration Agreement, AMGF also serves as administrator of the Acquiring Fund and is responsible for certain aspects of managing the Acquiring Fund’s operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Acquiring Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Acquiring Fund.

The Acquiring Fund Management Agreement and the Acquiring Fund Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Board of Trustees of AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquiring Fund, and (ii) in either event by the vote of a majority of the Board of Trustees of AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Acquiring Fund Management Agreement and the Acquiring Fund Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees of AMG Funds, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquiring Fund, by AMGF or (in the case of the Acquiring Fund Subadvisory Agreement) by GW&K on 60 days’ written notice to the other party. The Acquiring Fund Management Agreement and the Acquiring Fund Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

For additional information regarding the Acquiring Fund Management Agreement and the Acquiring Fund Subadvisory Agreement, and the services that AMGF and GW&K provide to the Acquiring Fund, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Acquiring Fund Management Agreement, the Acquiring Fund has agreed to pay AMGF an investment management fee, at an annual rate of 0.62%, which is computed daily as a percentage of the value of the average daily net assets of the Acquiring Fund and may be paid monthly.

AMGF has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Acquiring Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Acquiring Fund to the annual rate of 0.82% of the Acquiring Fund’s average daily net assets (for purposes of this paragraph, this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Acquiring Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by AMGF, AMGF may recover such amounts from the Acquiring Fund, provided that such repayment would not cause the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Acquiring Fund. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Acquiring Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds Board of Trustees or in the event of the Acquiring Fund’s liquidation unless the Acquiring Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Acquiring Fund.

As compensation for the investment management services rendered and related expenses under the Acquiring Fund Subadvisory Agreement, AMGF has agreed to pay GW&K a portion of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is computed daily and paid monthly based on the average daily net assets of the Acquiring Fund. The fee paid to GW&K is paid out of the fee AMGF receives from the Acquiring Fund and does not increase the Acquiring Fund’s expenses.

Additionally, under the Acquiring Fund Administration Agreement, the Acquiring Fund pays AMGF an administration fee at an annual rate of 0.15% of the Acquiring Fund’s average daily net assets per annum. The Acquiring Fund Administration Agreement generally may be terminated by vote of the Trustees of AMG Funds or by vote of a majority of the outstanding voting securities of the Acquiring Fund, or by AMGF, in each case on at least 60 days’ prior written notice to the other party.

A discussion regarding the basis for AMG Funds’ Board of Trustees approving the Acquiring Fund Management Agreement between AMG Funds and AMGF with respect to the Acquiring Fund and the Acquiring Fund Subadvisory Agreement between AMGF and GW&K is available in the Acquiring Fund’s semi-annual report for the period ended June 30, 2020.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AMG Funds has selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, as the independent registered public accounting firm for the Acquiring Fund for the fiscal year ending December 31, 2020.

OTHER PRINCIPAL SERVICE PROVIDERS

The following table lists the principal service providers for the Target Fund and the Acquiring Fund. The Acquiring Fund’s service providers will remain the same following the closing of the Reorganization.

SERVICE PROVIDERS
SERVICE	TARGET FUND	ACQUIRING FUND
Investment Manager	AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830

Investment Subadviser	GW&K Investment Management, LLC 222 Berkeley Street Boston, Massachusetts 02116	GW&K Investment Management, LLC 222 Berkeley Street Boston, Massachusetts 02116

Distributor	AMG Distributors, Inc. 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	AMG Distributors, Inc. 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830

Administrator	AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830

Custodian	The Bank of New York Mellon Mutual Funds Custody 111 Sander Creek Parkway 2nd Floor East Syracuse, New York 13057	The Bank of New York Mellon Mutual Funds Custody 111 Sander Creek Parkway 2nd Floor East Syracuse, New York 13057

Fund Accountant	The Bank of New York Mellon Mutual Funds Accountant 4400 Computer Drive Westborough, mA 01581	The Bank of New York Mellon Mutual Funds Accountant 4400 Computer Drive Westborough, mA 01581

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, Massachusetts 01581	BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, Massachusetts 01581

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210

REQUIRED VOTE

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Target Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Target Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Target Fund entitled to vote on Proposal 1. If the vote required to approve Proposal 1 is not obtained from the Target Fund, the Reorganization will not be consummated, and the Trustees will consider what other actions to take in the best interests of the Target Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE TARGET FUND VOTE “FOR” PROPOSAL 1.

*    *     *

II. PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN AMG FUNDS LLC AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO AMG GW&K MID CAP FUND

1.	INTRODUCTION

At a meeting held on October 8, 2020, and based upon the recommendation of AMGF and other factors, including that Pacific Global Asset Management, the parent company of Cadence, the then-current subadviser of the Target Fund, had announced its intent to close Cadence before December 31, 2020, the Board of Trustees of AMG Funds III, including a majority of the AMG Funds III Independent Trustees, terminated the subadvisory agreement (the “Former Subadvisory Agreement”) with Cadence and approved the appointment of GW&K as the subadviser to the Target Fund on an interim basis to replace Cadence, with GW&K’s services beginning on October 8, 2020 (the “Implementation Date”). AMGF and the Board of Trustees of AMG Funds III believed that termination of the Former Subadvisory Agreement and the proposed new arrangements with GW&K were in the best interests of the Target Fund and its shareholders. GW&K was appointed interim subadviser pursuant to the Interim Subadvisory Agreement, to be effective until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement by shareholders of the Target Fund. At the meeting held on October 8, 2020, the Board of Trustees of AMG Funds III, including a majority of the AMG Funds III Independent Trustees, also approved, in the event the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, (i) the longer-term appointment of GW&K as the subadviser to the Target Fund, (ii) the New Subadvisory Agreement and (iii) the submission of the New Subadvisory Agreement to shareholders of the Target Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Target Fund must approve the New Subadvisory Agreement on or before March 7, 2021 in order for GW&K to serve as subadviser to the Target Fund on an uninterrupted basis following that date if the Reorganization is not consummated. As discussed in greater detail below, the Board of Trustees of AMG Funds III has unanimously determined to recommend a vote “FOR” the proposal.

The material differences between the Interim Subadvisory Agreement and the Former Subadvisory Agreement with respect to the Target Fund, as well as the material differences between the New Subadvisory Agreement approved by the Board of Trustees of AMG Funds III and the Former Subadvisory Agreement, are described below under “Description of the Interim Subadvisory Agreement” and “Description of the New Subadvisory Agreement”.

If the shareholders of the Target Fund approve the New Subadvisory Agreement between AMGF and GW&K (“Proposal 2”), and the Reorganization is not consummated, GW&K will continue to serve as subadviser to the Target Fund under the terms of the New Subadvisory Agreement. If shareholders of the Target Fund do not approve the New Subadvisory

Agreement, and the Reorganization is not consummated, the New Subadvisory Agreement will not take effect, and the Board of Trustees of AMG Funds III will determine what further action is appropriate for the Target Fund.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Target Fund (i) changed its name from AMG Managers Cadence Mid Cap Fund to AMG GW&K Mid Cap Fund, and (ii) made changes to its principal investment strategies and principal risks. For more information regarding the principal investment strategies and principal risks of the Target Fund, please see the sections titled “I. Proposal 1: The Reorganization – 1. Synopsis – Investment Objective and Strategies” and “I. Proposal 1: The Reorganization – 2. Principal Risk Factors” above.

2.	INFORMATION ABOUT GW&K

The following is a description of GW&K, based solely on information provided to AMGF by GW&K.

GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of June 30, 2020, the firm had approximately $44 billion in assets under management. In 2008, GW&K became an affiliate of AMG. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K’s management team. GW&K’s management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of June 30, 2020, AMG had approximately $638 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o GW&K Investment Management, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

3.	BOARD OF TRUSTEES APPROVALS

At a telephonic meeting held on October 8, 2020, and based upon the recommendation of AMGF and other factors, the Board of Trustees of AMG Funds III, including a majority of the AMG Funds III Independent Trustees, approved the appointment of GW&K as the subadviser to the Target Fund on an interim basis to replace Cadence, with GW&K’s services beginning on the Implementation Date, and approved the Interim Subadvisory Agreement. As a consequence, on October 8, 2020, Cadence ceased serving as subadviser to the Target Fund, and GW&K began serving as the subadviser to the Target Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on October 8, 2020, the Board of Trustees of AMG Funds III, including a majority of the AMG Funds III Independent Trustees, also approved the longer-term appointment of GW&K as the subadviser to the Target Fund and approved the New Subadvisory Agreement, subject to shareholder approval, in the event the Reorganization is not consummated prior to the automatic termination of the Interim Subadvisory Agreement. The AMG Funds III Independent Trustees were separately represented by independent legal counsel in their consideration of the Interim Subadvisory Agreement and the New Subadvisory Agreement, and discussed each Agreement with their independent legal counsel in a private session at which no representatives of AMGF or GW&K were present. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board of Trustees of AMG Funds III, including a majority of the AMG Funds III Independent Trustees, determined that the hiring of GW&K is in the best interests of the Target Fund and its shareholders and does not involve a conflict of interest from which AMGF or an affiliated subadviser derives an inappropriate advantage. The Board of Trustees of AMG Funds III’s determination to approve the appointment of GW&K as subadviser of the Target Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by AMGF, which was based on its ongoing evaluation of Target Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, (iii) that the management fee paid by the Target Fund would not change as a result of the appointment of GW&K as subadviser and that GW&K would receive the same rate of compensation under the Interim Subadvisory Agreement and New Subadvisory Agreement as Cadence received under the Former Subadvisory Agreement, and (iv) the knowledge of the Board of Trustees of AMG Funds III of GW&K as subadviser to other funds in the AMG Funds Family of Funds. The recommendation to hire GW&K was based on AMGF’s belief that GW&K is a high quality investment adviser with a demonstrated ability to manage small and medium market capitalization portfolios and to manage the overall risk of the Target Fund’s portfolio and would be appropriately suited to manage assets for the Target Fund. Accordingly, the Board of Trustees of AMG Funds III, including a majority of the AMG Funds III Independent Trustees, unanimously approved (i) the hiring of GW&K, (ii) the adoption of the Interim Subadvisory Agreement, effective on the Implementation Date, until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement by shareholders of the Target Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix B and all references to the New Subadvisory Agreement herein are qualified in their entirety by reference to such appendix.

4.	DESCRIPTION OF THE NEW SUBADVISORY AGREEMENT

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement (including with respect to subadvisory fees), with certain exceptions described below under “Comparison with Terms of the Former Subadvisory Agreement.”

Services

Under the New Subadvisory Agreement, if Proposal 2 is approved by Target Fund shareholders and the Reorganization is not consummated prior to the termination of the Interim Subadvisory Agreement, GW&K agrees, subject to the stated investment objective and policies of the Target Fund as set forth in AMG Funds III’s current registration statement and subject to the supervision of AMGF and the Board of Trustees of AMG Funds III, to (i) develop and furnish continuously an investment program and strategy for the Target Fund in compliance with the Target Fund’s investment objective and policies as set forth in AMG Funds III’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Target Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of AMG Funds III) what investments shall be purchased, held, sold or exchanged by the Target Fund and what portion, if any, of the assets of the Target Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of AMG Funds III in the investments of the Target Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Target Fund’s account and will exercise full discretion and act for AMG Funds III in the same manner and with the same force and effect as AMG Funds III might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. GW&K will also make its officers and employees available to meet with AMGF’s officers and directors on due notice at reasonable times to review the investments and investment program of the Target Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Target Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Target Fund for which GW&K has investment management responsibility; provided that the exercise of such authority will be subject to periodic review by AMGF and the Board of Trustees of AMG Funds III; provided, further, that such authority may be revoked in whole or in part by AMGF if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as AMG Funds III may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by AMGF from time to time. GW&K will also have authority to select brokers or dealers to execute purchase and sale transactions for AMG Funds III. As subadviser to the Target Fund, GW&K will be required to provide periodic and special reports as the Board of Trustees of AMG Funds III may request with respect to matters relating to the duties of GW&K under the New Subadvisory Agreement.

Compensation

The compensation terms under the New Subadvisory Agreement are the same as the compensation terms of the Former Subadvisory Agreement. Under the Former Subadvisory Agreement and the New Subadvisory Agreement, Cadence received and GW&K is proposed to receive a subadvisory fee at a rate of 0.275%. The fee was reduced under the Former Subadvisory Agreement and will be reduced under the New Subadvisory Agreement by an amount equal to 50% of the sum of: (i) any investment management fees waived by the Investment Manager pursuant to an expense limitation or reimbursement agreement with the Target Fund, (ii) any reimbursement of Target Fund expenses by the Investment Manager pursuant to an expense limitation or reimbursement agreement with the Target Fund, and (iii) any payments made by the Investment Manager to third parties that provided distribution, shareholder services or similar services on behalf of the Target Fund. If the foregoing calculation resulted (or results) in a negative amount, such amount was (or is) payable by the subadviser to the Investment Manager within 30 days of receipt of notice from the Investment Manager, which notice was (or is) to include the basis for the calculation. For the fiscal year ended May 31, 2020, AMGF paid Cadence $252,708 for subadvisory services provided to the Target Fund.

The fees paid to GW&K under the New Subadvisory Agreement are not paid by the Target Fund but are paid by AMGF out of the management fees AMGF receives from the Target Fund. The hiring of GW&K and the approval of the New Subadvisory Agreement will not increase the management fee paid by Target Fund shareholders. Under the Target Fund Management Agreement, the Target Fund pays AMGF a fee at the annual rate of 0.45% of the Target Fund’s average daily net assets. For the fiscal year ended May 31, 2020, the Target Fund paid AMGF $413,523 for advisory services provided to the Target Fund.

Comparison with terms of the Former Subadvisory Agreement

Among the differences between the Former Subadvisory Agreement and the New Subadvisory Agreement are the following:

•

The Former Subadvisory Agreement continued in effect only so long as its continuance was specifically approved at least annually by the Trustees or the shareholders of the Target Fund in the manner required by the 1940 Act. The New Subadvisory Agreement, after its initial two-year term, will continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the New Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

•

The Former Subadvisory Agreement could be terminated by (i) AMGF at any time without penalty, upon reasonable written notice to Cadence and AMG Funds III, (ii) at any time without penalty by the Trustees of AMG Funds III or by vote of a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to Cadence or (iii) by Cadence at any time without penalty, upon thirty (30) days’ written notice to AMGF and AMG Funds III. The New Subadvisory Agreement, on the other hand, may be terminated at any time, without payment of any penalty, (i) by vote of the Trustees of AMG Funds III or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, (ii) by AMGF, or (iii) by GW&K, in each case on sixty (60) days’ prior written notice to the other party.

•

The New Subadvisory Agreement adds a provision that does not appear in the Former Subadvisory Agreement that GW&K is authorized on behalf of the Target Fund to enter into agreements and execute any documents required to make investments pursuant to the Target Fund’s prospectus.

•

The Former Subadvisory Agreement provided that AMGF had the authority to revoke, in whole or in part, Cadence’s proxy voting authority at any time upon notice to Cadence, whereas the New Subadvisory Agreement provides that AMGF may revoke, in whole or in part, GW&K’s proxy voting authority if required by applicable law.

•

The New Subadvisory Agreement adds provisions that do not appear in the Former Subadvisory Agreement clarifying that: (i) GW&K may buy securities for the Target Fund at the same time it is selling such securities for another client account and to sell securities for the Target Fund at the time it is buying such securities for another client account; (ii) GW&K may, subject to applicable legal and regulatory requirements, and in compliance with such procedures of AMG Funds III as may be in effect from time to time, effectuate cross transactions between the Target Fund and such other account if it deems this to be advantageous; (iii) to the extent permitted by applicable laws and regulations, and in compliance with such procedures of AMG Funds III as may be in effect from time to time, GW&K may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any, and will allocate such aggregated securities and expenses incurred in such transactions in a manner GW&K considers to be most equitable and consistent with its fiduciary obligations; and (iv) GW&K will not have possession or custody of any Target Fund investments and, upon giving proper instructions to the custodian, will not be responsible or liable for the acts, omissions or other conduct of the custodian.

•

The New Subadvisory Agreement does not include provisions that were in the Former Subadvisory Agreement setting forth terms under which the Investment Manager could direct Cadence to execute portfolio transactions on behalf of the Target Fund with brokers and dealers providing brokerage or research services to the Target Fund or AMGF, subject to such broker or dealer being able to obtain the best net price and execution on any such transaction.

•

Under the Former Subadvisory Agreement, Cadence agreed that it would not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the 1940 Act) of AMG Funds III, AMGF or any subadviser, including Cadence, for AMG Funds III except in accordance with procedures adopted by the Board of Trustees of AMG Funds III. Under the New Subadvisory Agreement, GW&K agrees that (i) AMGF shall have the right by written notice to identify securities that may not be purchased on behalf of the Target Fund and/or brokers and dealers through which portfolio transaction on behalf of the Target Fund may not be effected, including, without limitation, brokers or dealers affiliated with AMGF, and (ii) GW&K shall refrain from purchasing such securities for the Target Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Target Fund, unless and until the written approval of AMGF to do so is obtained, but GW&K shall not be liable to the Target Fund for so acting. Also under the New Subadvisory Agreement, GW&K agrees that it shall not direct portfolio transactions for the Target Fund through any broker or dealer that is an “affiliated person” of GW&K (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) without the prior written approval of AMGF, which shall not be unreasonably withheld.

•

While the Former Subadvisory Agreement was silent with respect to the assignment of applicable expenses, the New Subadvisory Agreement provides that (a) GW&K will bear all expenses incurred by it in the performance of its duties under the New Subadvisory Agreement, other than those expenses specifically assumed by AMG Funds III under the New Subadvisory Agreement; (b) subject to any expense limitation agreement as in effect from time to time with respect to the Target Fund, AMG Funds III shall assume and shall pay (i) issue and transfer taxes chargeable to AMG Funds III in connection with securities transactions to which the Target Fund is a party, and (ii) interest on borrowed money, if any; and (c) in addition to these expenses, AMG Funds III shall pay all brokers’ and underwriting commissions chargeable to AMG Funds III in connection with the securities transactions to which the Target Fund is a party.

•

While the Former Subadvisory Agreement was silent with respect to indemnification, the New Subadvisory Agreement provides that AMGF and GW&K will indemnify each other from and against certain damages related to the performance of services by the other party under the New Subadvisory Agreement.

•

The Former Subadvisory Agreement provided that the subadviser was not subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by AMGF or AMG Funds III in connection with the matters to which the Former Subadvisory Agreement related, except, among other things, by reason of the subadviser’s gross negligence in the performance of its duties, whereas the New Subadvisory Agreement provides that GW&K is not subject to any liability for any error of judgment or mistake of law or for any loss suffered by AMGF or the Target Fund in connection with the matters to which the New Subadvisory Agreement relates, except, among other things, by reason of GW&K’s negligence in the performance of its duties.

•	The Former Subadvisory Agreement was governed by Connecticut law, whereas the New Subadvisory Agreement is governed by Massachusetts law.

The Board of Trustees of AMG Funds III, including a majority of the AMG Funds III Independent Trustees, last approved the continuation of the Former Subadvisory Agreement at a meeting held on June 25, 2020. Pursuant to an exemptive order from the SEC obtained by AMG Funds III and AMGF, the Former Subadvisory Agreement was not required to be, and was not, submitted to the Target Fund’s shareholders for approval. Target Fund shareholders approved the initial subadvisory agreement between AMGF and Cadence with respect to the Target Fund and the Target Fund’s operation under the exemptive order on September 21, 2010 in connection with the Target Fund’s organization. The Target Fund is not permitted to rely on the exemptive order for the New Subadvisory Agreement because GW&K is an affiliate of AMGF.

In accordance with Rule 15a-4 under the 1940 Act, Target Fund shareholders must approve the New Subadvisory Agreement before March 7, 2021 in order for GW&K to continue serving as subadviser to the Target Fund on an uninterrupted basis following that date.

Portfolio Managers

If shareholders of the Target Fund approve the New Subadvisory Agreement, it is expected that GW&K’s current portfolio management team that has managed the Target Fund under the Interim Subadvisory Agreement since October 8, 2020 will continue to manage the Target Fund’s assets.

GW&K manages the Target Fund using a strategy that primarily invests in equity securities of U.S. companies and pursues quality companies with either growth- or value-oriented characteristics Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Target Fund’s portfolio under the Interim Subadvisory Agreement. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Thibault has been a Partner since September 2011 and was previously a Vice President for more than five years and portfolio manager for GW&K’s Small Cap Equity and Small/Mid Cap Equity Strategies since November 2004.

5.	DESCRIPTION OF THE INTERIM SUBADVISORY AGREEMENT

The terms of the Interim Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement (including with respect to subadvisory fees), with certain exceptions. The differences between the terms of the Interim Subadvisory Agreement and those of the Former Subadvisory Agreement are identical to the differences between the New Subadvisory Agreement and the Former Subadvisory Agreement, as described in “Description of the New Subadvisory Agreement” above, except that, unlike the New Subadvisory Agreement, the Interim Subadvisory Agreement will continue in effect until the earlier of 150 days from the Implementation Date or the date upon which the New Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act).

6.	BOARD OF TRUSTEES RECOMMENDATION

At a telephonic meeting held on October 8, 2020,1 the Board of Trustees of AMG Funds III, and separately a majority of the AMG Funds III Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement between AMGF and GW&K with respect to the Target Fund, the New Subadvisory Agreement between AMGF and GW&K with respect to the Target Fund (together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The AMG Funds III Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Target Fund and GW&K provided to them in connection with the meeting on October 8, 2020 and other meetings of the Board throughout the last twelve months and in prior years. In considering the Agreements, the Trustees also considered information relating to the nine other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of October 8, 2020, consisted of 49 funds (the “AMG Funds Complex”). Prior to voting, the AMG Funds III Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Target Fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Target Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2004 and the other proposed portfolio manager joined GW&K in 2008. The Trustees further noted that each portfolio manager serves as a portfolio manager on two other funds subadvised by GW&K in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by

[1]

The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the October 8, 2020 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33897 (March 25, 2020)).

GW&K to the Target Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees also considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of June 30, 2020, GW&K managed approximately $44 billion in assets.

Performance. The Trustees considered information relating to the Target Fund’s and GW&K’s performance. Among other information relating to GW&K’s performance, the Trustees considered the performance of the Acquiring Fund, which GW&K is currently managing in a manner that is substantively similar to the manner in which GW&K proposed to manage the Target Fund. The Trustees noted that, for the one-year, three-year and five-year periods ended June 30, 2020, the Acquiring Fund’s performance was above, above and below, respectively, the performance of the Acquiring Fund’s benchmark, the Russell 2500™ Index. The Trustees concluded that this performance record supported the approval of the Agreements.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that AMGF, and not the Target Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Target Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of AMGF, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with AMGF. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was the same as the rate paid to Cadence under the Former Subadvisory Agreement.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Target Fund’s assets increase over time, the Target Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the indirect benefits that GW&K may receive from GW&K’s relationship with the Target Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Target Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Target Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Target Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Target Fund and its shareholders. Accordingly, on October 8, 2020, the Trustees, and separately a majority of the AMG Funds III Independent Trustees, unanimously voted to approve each Agreement.

7.	REQUIRED VOTE

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Target Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Target Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Target Fund entitled to vote on Proposal 2. If the vote required to approve Proposal

2 is not obtained from the Target Fund, the New Subadvisory Agreement between AMGF and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Target Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE TARGET FUND VOTE “FOR” PROPOSAL 2.

*    *     *

III. OTHER BUSINESS

1.	INFORMATION REGARDING SIMILAR FUNDS

The following table contains certain information about other investment companies registered under the 1940 Act for which GW&K provides investment advisory services that may have similar investment objectives and strategies as the Target Fund.

Fund	Net Assets as of September 30, 2020	Subadvisory Fee	Has Compensation been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AMG GW&K Small/Mid Cap Fund	$219,387,025	0.52%	Yes

IV. INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Trustees of AMG Funds III to solicit the vote of shareholders of the Target Fund for the Reorganization and the New Subadvisory Agreement at a meeting of shareholders of the Target Fund, which we refer to as the “Meeting.” The Meeting is scheduled to begin on January 13, 2021 at 3:00 p.m. (Eastern Time).

1.	VOTING INFORMATION

Only shareholders of record on November 4, 2020 are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof. Under the AMG Funds III Bylaws, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business at a shareholder meeting, except when a larger quorum is required by law, the AMG Funds III Trust Agreement or the AMG Funds III Bylaws (the “Quorum”). Any lesser number is sufficient for adjournment. When the Quorum is present with respect to the Target Fund, approval of each of Proposal 1 and Proposal 2 will require the favorable vote of a “majority of the outstanding voting securities” of the Target Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Business may be conducted with respect to the Target Fund once a quorum is present and may continue until adjournment of the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by AMG Funds III as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors of election will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and as to which the broker or nominee does not have the discretionary voting power on a particular matter, but for which the broker or nominee returns the proxy card or otherwise votes without actually voting on such matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Reorganization, these shares will have the same effect as if they cast votes against the Reorganization. Approval of the Reorganization will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast “for” that proposal.

2.	REVOCABILITY OF PROXIES

A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote of shareholders occurs by a writing delivered to AMG Funds III stating that the proxy is revoked by submitting a subsequent, revised proxy, or by attendance at the Meeting and voting in person by the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by AMG Funds III before the vote of shareholders occurs. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, “for” each proposal. Under the AMG Funds III Bylaws, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy AMG Funds III receives a specific written notice to the contrary from any one of them. All questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the Meeting.

3.	ADJOURNMENTS

To the extent permitted by the AMG Funds III Trust Agreement and the AMG Funds III Bylaws, the Meeting, by action of the chairman of the Meeting, may be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chairman of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. Any adjourned session or sessions may be held without the necessity of further notice.

The costs of any additional solicitation and of any adjourned session will be borne by AMGF and GW&K. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal.

4.	METHODS OF VOTING

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of AMG Funds III and officers and employees of AMG Funds, its affiliates and other representatives and agents of AMG Funds III and representatives of broker-dealers and other financial intermediaries. AMG Funds III has retained AST Fund Solutions to aid in the solicitation of proxies (which is estimated to cost approximately $104,000). AMGF and GW&K will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies. AMGF will not seek reimbursement of the expenses from AMG Funds III.

Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting. You may give your voting instructions over the telephone by calling AST Fund Solutions. A representative of AST Fund Solutions will answer your call Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to AST Fund Solutions by AMG Funds III, then the AST Fund Solutions representative will explain the proxy process. AST Fund Solutions is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement/Prospectus. AST Fund Solutions will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of AST Fund Solutions if AMG Funds III has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit AST Fund Solutions to sign a proxy on your behalf. AST Fund Solutions will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of AMG Funds III believe those procedures are reasonably designed to determine accurately a shareholder’s identity and voting instructions.

Voting by Mail. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings. AMG Funds III does not hold annual or other regular meetings of shareholders. Special meetings of the shareholders of AMG Funds III or any series thereof shall be called upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

5.	OTHER MATTERS

AMG Funds III is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

As of November 4, 2020, the number of issued and outstanding shares of each class of the Target Fund were as follows:

Fund/Class	Shares Issued and Outstanding
AMG GW&K Mid Cap Fund (Class N)	[ ]
AMG GW&K Mid Cap Fund (Class I)	[ ]
AMG GW&K Mid Cap Fund (Class Z)	[ ]

As of November 4, 2020, the number of issued and outstanding shares of each class of the Acquiring Fund were as follows:

Fund/Class	Shares Issued and Outstanding
AMG GW&K Small/Mid Cap Fund (Class N)	[ ]
AMG GW&K Small/Mid Cap Fund (Class I)	[ ]
AMG GW&K Small/Mid Cap Fund (Class Z)	[ ]

6.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

Target Fund

To the knowledge of the Target Fund, the following are the only persons and/or entities who owned of record or beneficially five percent or more of the outstanding shares of each class of the Target Fund, as of September 29, 2020:

Name and Address	Number of Shares	Percentage Ownership
AMG GW&K Mid Cap Fund (Class N Shares)
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, Missouri 63103	245,550.902	11.47%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	197,644.119	9.23%
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	172,337.345	8.05%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	161,954.210	7.56%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	120,073.208	5.61%
AMG GW&K Mid Cap Fund (Class I Shares)
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	202,701.130	48.53%
Lincoln Retirement Services Co. FBO Rockdale Co BOE 403B P.O. Box 7876 Fort Wayne, Indiana 46801-7876	81,695.760	19.56%
Lincoln Retirement Services Co. FBO Rockdale Co BOE 457B P.O. Box 7876 Fort Wayne, Indiana 46801-7876	21,248.617	5.09%
AMG GW&K Mid Cap Fund (Class Z Shares)
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	116,059.265	21.68%
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	110,837.379	20.71%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	71,906.505	13.43%
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, Missouri 63103	49,581.588	9.26%
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	49,340.041	9.22%
LPL Financial Omnibus Customer Account	47,181.608	8.81%

Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Target Fund as of September 29, 2020, and therefore may be presumed to “control” the Target Fund under the 1940 Act. Except for these persons or entities, AMG Funds III did not know of any person or entity who, as of September 29, 2020, “controlled” (within the meaning of the 1940 Act) the Target Fund. A person or entity that “controls” the Target Fund could have effective voting control over the Target Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Target Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of October 6, 2020, all management personnel (i.e. Trustees and officers of AMG Funds III) as a group owned less than 1% of the outstanding shares of each class of the Target Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of AMGF, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by AMGF, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

AMGF serves as administrator of the Target Fund under the Target Fund Administration Agreement. For the fiscal year ended May 31, 2020, the Target Fund paid $137,841 to AMGF under the Target Fund Administration Agreement. AMGDI serves as the principal distributor and underwriter for the Target Fund under a Distribution Agreement between the Distributor and AMG Funds III with respect to the Target Fund, and AMG Funds III has adopted a distribution and services plan with respect to Class N shares of the Target Fund (the “Target Fund 12b-1 Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act. For the fiscal year ended May 31, 2020, Class N shares of the Target Fund paid $151,458 under the Target Fund 12b-1 Plan. AMGF and AMGDI will continue to provide these administrative and distribution services, respectively, to the Target Fund after the New Subadvisory Agreement is approved.

For the fiscal year ended May 31, 2020, the Target Fund did not pay any commissions to any affiliated broker-dealer.

Acquiring Fund

To the knowledge of the Acquiring Fund, the following are the only persons and/or entities who owned of record or beneficially five percent or more of the outstanding shares of each class of the Acquiring Fund, as of October 6, 2020:

Name and Address	Number of Shares	Percentage Ownership
AMG GW&K Small/Mid Cap Fund (Class N Shares)
AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149	8,888.387	67.18%
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	4,342.278	32.82%
AMG GW&K Small/Mid Cap Fund (Class I Shares)
Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers	5,563,726.036	56.35%

Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	2,827,227.417	28.63%
SEI Private Trust Company c/o Legacy SWP 1 Freedom Valley Drive Oaks, Pennsylvania 19456	593,626.953	6.01%
AMG GW&K Small/Mid Cap Fund (Class Z Shares)
Matrix Trust Company* Trustee FBO St. Jude Medical, Inc. Management S P.O. Box 52129 Phoenix, Arizona 85072	4,530,790.951	66.89%
Lincoln Retirement Services Company FBO Kaleida Health 403B P.O. Box 7876 Fort Wayne, Indiana 46801-7876	1,793,282.915	26.47%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Acquiring Fund as of October 6, 2020, and therefore may be presumed to “control” the Acquiring Fund under the 1940 Act. Except for these persons or entities, AMG Funds did not know of any person or entity who, as of October 6, 2020, “controlled” (within the meaning of the 1940 Act) the Acquiring Fund. A person or entity that “controls” the Acquiring Fund could have effective voting control over the Acquiring Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Acquiring Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of October 6, 2020, all management personnel (i.e. Trustees and officers of AMG Funds) as a group owned less than 1% of the outstanding shares of each class of the Acquiring Fund.

V. FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Acquiring Fund’s financial performance since inception. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). The information is derived from the Acquiring Fund’s financial statements and (except for information for the six months ended June 30, 2020) has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report is included in the Acquiring Fund’s Annual Report to shareholders, which is available upon request. The Acquiring Fund’s unaudited financial statements for the semi-annual period ended June 30, 2020 are included in the Acquiring Fund’s Semi-Annual Report, which is also available upon request. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

AMG GW&K Small/Mid Cap Fund Class N	For the six months ended	For the fiscal years ended December 31,		For the fiscal period ended December 31,
	June 30, 2020 (unaudited)	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$13.03	$9.99	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.00 [4]	0.00 [4]	(0.01)	0.01 [5]
Net realized and unrealized gain (loss) on investments	(0.73)	3.07	(0.91)	0.94
Total income (loss) from investment operations	(0.73)	3.07	(0.92)	0.95
Less Distributions to Shareholders from:
Net investment income	—	(0.01)	—	—
Net realized gain on investments	—	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	—	(0.03)	(0.24)	(0.15)
Net Asset Value, End of Period	$12.30	$13.03	$9.99	$11.15

Total Return[3,6]	(5.53)%[7]	30.64%	(8.25)%	9.17%[7]
Ratio of net expenses to average net assets[8]	1.10%[9]	1.09%	1.09%	1.10%[9]
Ratio of gross expenses to average net assets[10]	1.13%[9]	1.14%	1.16%	1.71%[9]
Ratio of net investment income (loss) to average net assets[3]	0.08%[9]	0.02%	(0.09)%	0.12%[9]
Portfolio turnover	17%[7]	18%	53%	38%
Net assets end of period (000’s) omitted	$163	$172	$89	$11

AMG GW&K Small/Mid Cap Fund Class I	For the six-months ended	For the fiscal years ended December 31,				For the fiscal period ended December 31,
	June 30, 2020 (unaudited)	2019	2018	2017	2016[11]	2015[12]
Net Asset Value, Beginning of Period	$13.04	$9.99	$11.15	$9.80	$8.95	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.01	0.02	0.01	0.03 [5]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.73)	3.07	(0.92)	1.48	0.89	(1.03)
Total income (loss) from investment operations	(0.72)	3.09	(0.91)	1.51	0.86	(1.05)
Less Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.01)	(0.01)	(0.01)	—
Net realized gain on investments	—	(0.02)	(0.24)	(0.15)	—	—
Total distributions to shareholders	—	(0.04)	(0.25)	(0.16)	(0.01)	—
Net Asset Value, End of Period	$12.32	$13.04	$9.99	$11.15	$9.80	$8.95

Total Return[3,6]	(5.52)%[7]	30.86%	(8.15)%	15.44%	9.55%	(10.50)%[7]
Ratio of net expenses to average net assets[8]	0.95%[9]	0.94%	0.94%	0.94%	0.95%	0.95%[9]
Ratio of gross expenses to average net assets[10]	0.98%[9]	0.99%	1.01%	1.62%	4.60%	11.39%[9]
Ratio of net investment income (loss) to average net assets[3]	0.23%[9]	0.17%	0.06%	0.26%	(0.38)%	(0.39)%[9]
Portfolio turnover	17%[7]	18%	53%	38%	48%	41%[7]
Net assets end of period (000’s) omitted	$115,359	$102,784	$54,376	$24,266	$2	$1

AMG GW&K Small/Mid Cap Fund Class Z	For the six months ended	For the fiscal years ended December 31,		For the fiscal period ended December 31,
	June 30, 2020 (unaudited)	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$13.05	$10.00	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income[2,3]	0.02	0.03	0.02	0.03	[5]
Net realized and unrealized gain (loss) on investments	(0.73)	3.07	(0.91)	0.94
Total income (loss) from investment operations	(0.71)	3.10	(0.89)	0.97
Less Distributions to Shareholders from:
Net investment income	—	(0.03)	(0.02)	(0.02)

Net realized gain on investments	—	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	—	(0.05)	(0.26)	(0.17)
Net Asset Value, End of Period	$12.34	$13.05	$10.00	$11.15

Total Return[3,6]	(5.44)%[7]	30.94%	(7.98)%	9.34%[7]
Ratio of net expenses to average net assets[8]	0.85%[9]	0.84%	0.84%	0.85%[9]
Ratio of gross expenses to average net assets[10]	0.88%[9]	0.89%	0.91%	1.46%[9]
Ratio of net investment income to average net assets[3]	0.33%[9]	0.27%	0.16%	0.37%[9]
Portfolio turnover	17%[7]	18%	53%	38%
Net assets end of period (000’s) omitted	$84,039	$95,884	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Less than $0.005 per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of period end.
[7]	Not annualized.
[8]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2020, 0.01% for the fiscal years ended 2019, 2018, and less than 0.01% for the fiscal year ended 2017.

[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

[11]	Effective October 1, 2016, Institutional Class was renamed Class I.
[12]	Commencement of operations was on June 30, 2015.

VI. AVAILABLE INFORMATION

The Target Fund and Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

APPENDIX A

Form of

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [ ], 2020 in Greenwich, Connecticut, by and between AMG Funds III, a Massachusetts business trust (“AMG Funds III”), on behalf of its series AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund) (the “Target Fund”), AMG Funds, a Massachusetts business trust (“AMG Funds,” and together with AMG Funds III, the “Trusts” and each, a “Trust”), on behalf of its series AMG GW&K Small/Mid Cap Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds” and each, a “Fund”), and AMG Funds LLC, the investment adviser to each Fund (the “Adviser”) (for purposes of Section 5 of the Agreement only).

PLAN OF REORGANIZATION

(a)

Target Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 4(f)). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of Target Fund existing at the Valuation Time and to deliver to Target Fund (i) a number of full and fractional Class N shares of beneficial interest of Acquiring Fund (the “Class N Merger Shares”) having an aggregate net asset value equal to the value of the assets of Target Fund attributable to Class N shares of Target Fund transferred to Acquiring Fund on such date less the value of the liabilities of Target Fund attributable to Class N shares of Target Fund assumed by Acquiring Fund on such date, (ii) a number of full and fractional Class I shares of beneficial interest of Acquiring Fund (the “Class I Merger Shares”) having an aggregate net asset value equal to the value of the assets of Target Fund attributable to Class I shares of Target Fund transferred to Acquiring Fund on such date less the value of the liabilities of Target Fund attributable to Class I shares of Target Fund assumed by Acquiring Fund on such date, and (iii) a number of full and fractional Class Z shares of beneficial interest of Acquiring Fund (the “Class Z Merger Shares”) having an aggregate net asset value equal to the value of the assets of Target Fund attributable to Class Z shares of Target Fund transferred to Acquiring Fund on such date less the value of the liabilities of Target Fund attributable to Class Z shares of Target Fund assumed by the Acquiring Fund on such date. The Class N Merger Shares, Class I Merger Shares, and Class Z Merger Shares are referred to collectively as the “Merger Shares.” The reorganization described in this Plan is intended to be a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The Target Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Exchange Date. Before the Exchange Date, the Target Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(k) hereof.

(b)

Upon consummation of the transactions described in paragraph (a) of this Agreement, Target Fund will distribute in complete liquidation to its Class N, Class I, and Class Z shareholders of record as of the Exchange Date the Merger Shares, each shareholder being entitled to receive that proportion of Class N Merger Shares, Class I Merger Shares, and Class Z Merger Shares that the number of Class N, Class I, and Class Z shares of beneficial interest of Target Fund held by such shareholder bears to the number of Class N, Class I, and Class Z shares of Target Fund outstanding on such date.

AGREEMENT

Acquiring Fund and Target Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Target Fund that:

(a)

Acquiring Fund is a series of AMG Funds, a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which failure to so qualify would not have a material

A-1

adverse effect on Acquiring Fund. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)

Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c)

A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended December 31, 2019, audited by PricewaterhouseCoopers LLP, the Acquiring Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended June 30, 2020 have been furnished to Target Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d)

The prospectus and statement of additional information dated May 1, 2020, previously furnished to Target Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Target Fund (collectively, the “Acquiring Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e)

There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Registration Statement (defined below), the Acquiring Fund Prospectus or otherwise disclosed in writing to Target Fund.

(f)

Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 2020 and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since such date.

(g)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)

The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of Target Fund included therein (the “Proxy Statement”), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus, or the Proxy Statement made in reliance upon and in conformity with information furnished by Target Fund for use in the Registration Statement, the Prospectus, or the Proxy Statement.

(i)

There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement or otherwise disclosed to the Target Fund.

(j)	All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k)

For each taxable year of its operation, Acquiring Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l)

Acquiring Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquiring Fund, and all such tax returns and reports are or will be,

A-2

as the case may be, true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or shown or required to be shown on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service, or by any state or local tax authority, for taxes in excess of those already paid.

(m)	The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n)

The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Target Fund.

Target Fund represents and warrants to and agrees with Acquiring Fund that:

(a)

Target Fund is a series of AMG Funds III, a voluntary association with transferable shares duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which failure to so qualify would not have a material adverse effect on Target Fund. Target Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	The Target Fund is registered under the 1940 Act as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c)

A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Target Fund for the fiscal year ended May 31, 2020, audited by PricewaterhouseCoopers LLP, the Target Fund’s independent registered public accounting firm, have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Target Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d)

The prospectus and statement of additional information dated October 1, 2020, previously furnished to Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquiring Fund (collectively the “Target Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Target Fund makes no representation or warranty as to any information in the Target Fund Prospectus that does not specifically relate to Target Fund.

(e)

There are no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Target Fund, other than as have been disclosed in the Registration Statement, the Target Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

(f)

Target Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of May 31, 2020 and those incurred in the ordinary course of Target Fund’s business as an investment company since such date. Before the Exchange Date, Target Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to May 31, 2020, whether or not incurred in the ordinary course of business.

(g)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Target Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)

The Registration Statement, the Prospectus, and the Proxy Statement on the effective date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the

A-3

statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7(a) and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Target Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Target Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Target Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(i)

There are no material contracts outstanding to which Target Fund is a party, other than as disclosed in the Target Fund’s registration statement (including any post-effective amendment) filed with the Commission on Form N-1A or the Target Fund Prospectus or otherwise disclosed to the Acquiring Fund.

(j)	All of the issued and outstanding shares of beneficial interest of Target Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k)

For each taxable year of its operation (including the taxable year ending on the Exchange Date), Target Fund has qualified and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l)

Target Fund has timely filed or will timely file (taking into account extensions) all federal, state and other tax returns or reports which are required to be filed by Target Fund on or before the Exchange Date, and all such tax returns and reports are or will be, as the case may be, true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or shown or required to be shown on any assessments received by Target Fund. All tax liabilities of Target Fund have been adequately provided for on its books, and to the knowledge of Target Fund, no tax deficiency or liability of Target Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Target Fund is not under audit by the Internal Revenue Service, or by any state or local tax authority for taxes in excess of those already paid.

(m)

At both the Valuation Time and the Exchange Date, Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (defined below) and any other assets and liabilities of Target Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for restrictions previously disclosed to Acquiring Fund by Target Fund). As used in this Agreement, the term “Investments” means all of Target Fund’s properties and assets existing at the Valuation Time.

(n)

No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Target Fund, except as previously disclosed to Acquiring Fund by Target Fund.

(o)

At the Exchange Date, Target Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Target Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a)

Subject to the requisite approval of the shareholders of Target Fund and to the other terms and conditions contained herein (including Target Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(k) hereof), Target Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Target Fund, on the Exchange Date all of the Investments of Target Fund, whether accrued or contingent (including cash received by Target Fund upon the liquidation by Target Fund of any investments purchased by Target Fund and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Target Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Target Fund will, as soon as practicable after the Exchange Date, distribute all of the Class N Merger Shares, Class I Merger Shares, and Class Z Merger Shares received by it to the Class N, Class I, and Class Z shareholders, respectively, of Target Fund, in complete liquidation of Target Fund.

(b)

As soon as practicable following the requisite approval of the shareholders of Target Fund, Target Fund will, at its expense, sell or otherwise dispose of such of its portfolio securities as Acquiring Fund indicates it does not wish to

A-4

acquire. This liquidation will be substantially completed before the Exchange Date, unless otherwise agreed by Target Fund and Acquiring Fund.

(c)

Target Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments of Target Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of Target Fund acquired by Acquiring Fund.

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Target Fund, determined in each case as provided hereafter in Section 4, (i) a number of full and fractional Class N Merger Shares having an aggregate net asset value equal to the value of the assets of Target Fund attributable to Class N shares of Target Fund transferred to Acquiring Fund on that date less the value of the liabilities of Target Fund attributable to Class N shares of Target Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class I Merger Shares having an aggregate net asset value equal to the value of the assets of Target Fund attributable to Class I shares of Target Fund transferred to Acquiring Fund on that date less the value of the liabilities of Target Fund attributable to Class I shares of Target Fund assumed by Acquiring Fund on that date; and (iii) a number of full and fractional Class Z Merger Shares having an aggregate net asset value equal to the value of the assets of Target Fund attributable to Class Z shares of Target Fund transferred to Acquiring Fund on that date less the value of the liabilities of Target Fund attributable to Class Z shares of Target Fund assumed by Acquiring Fund on that date.

(a)

The net asset value of the Merger Shares to be delivered to Target Fund, the value of the assets attributable to the Class N, Class I, and Class Z shares of Target Fund and the value of the liabilities attributable to the Class N, Class I, and Class Z shares of Target Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time by Acquiring Fund, in cooperation with Target Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund’s assets and liabilities.

(b)	No adjustment will be made in the net asset value of either Target Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(c)	The investment restrictions of Target Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(d)

Acquiring Fund will issue the Merger Shares, registered in the name of Target Fund, to Target Fund. Acquiring Fund will then, in accordance with written instructions furnished by Target Fund, re-register the Class N Merger Shares in the names of the Class N shareholders of Target Fund, re-register the Class I Merger Shares in the names of the Class I shareholders of Target Fund, and re-register the Class Z Merger Shares in the names of the Class Z shareholders of Target Fund.

(e)	Acquiring Fund will assume all liabilities of Target Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Target Fund or otherwise.

(f)	The Valuation Time is 4:00 p.m. Eastern Time on February 5, 2021 or such earlier or later time and day as may be mutually agreed upon in writing by the parties (the “Valuation Time”).

5. Expenses, fees, etc.

(a)

Except as otherwise provided in this Section 5, the Adviser, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Target Fund; provided, however, that each of the Acquiring Fund and Target Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, that it may incur in connection with the purchases or sales of portfolio securities or incurred by it in connection with the transactions contemplated by this Agreement. The Target Fund will bear any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

(b)

Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

A-5

Delivery of the assets of Target Fund to be transferred, assumption of the liabilities of Target Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of the Adviser at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, at 9:00 a.m. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Target Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Dissolution.

(a)

AMG Funds III, on behalf of Target Fund, agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b)

AMG Funds III agrees that the liquidation and dissolution of Target Fund will be effected in the manner provided in the Declaration of Trust of AMG Funds III in accordance with applicable law and that on and after the Exchange Date, Target Fund will not conduct any business except in connection with its liquidation and dissolution.

(c)

AMG Funds, on behalf of Acquiring Fund, will, after the preparation and delivery by AMG Funds III, on behalf of Target Fund, of a preliminary version of the Proxy Statement which was satisfactory to AMG Funds and Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, file the Registration Statement with the Commission. AMG Funds III, on behalf of Target Fund, and AMG Funds, on behalf of Acquiring Fund, will cooperate with the other, and each will furnish to the other the information relating to itself or its respective Fund required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a)

That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Target Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of Target Fund); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of Acquiring Fund); and (iii) at a duly constituted meeting, at least a majority of the outstanding shares, as defined in Section 2(a)(42) of the 1940 Act, of Target Fund.

(b)

That Target Fund will have furnished to Acquiring Fund (i) a statement of Target Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments, all as of the Valuation Time, certified on Target Fund’s behalf by AMG Funds III’s President (or any Vice President) and Treasurer (or any Assistant or Deputy Treasurer), and a certificate of both officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Target Fund since May 31, 2020, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Target Fund, changes due to net redemptions or changes due to dividends paid or losses from operations; (ii) a statement of the tax basis of each Investment transferred by Target Fund to Acquiring Fund; and (iii) copies of all relevant tax books and records.

(c)

That Target Fund will have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Target Fund by AMG Funds III’s President (or any Vice President) and Treasurer (or any Assistant or Deputy Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Target Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there is no material litigation pending with respect to the matters contemplated by this Agreement.

(e)

That Acquiring Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Target Fund is a series of AMG Funds III, a voluntary association with transferable shares validly existing under the laws of The Commonwealth of Massachusetts, (ii) this Agreement has been duly authorized, executed, and delivered by AMG Funds III, on behalf of Target Fund and, assuming that the Registration Statement, the Prospectus, and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of AMG Funds III, on behalf of Target Fund subject to bankruptcy, insolvency, fraudulent transfers, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles, (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate AMG Funds III’s Declaration of Trust, as amended, or Bylaws, it being understood that with respect to investment restrictions as contained in AMG Funds III’s Declaration of Trust or Bylaws, such counsel may

A-6

rely upon a certificate of an officer of Target Fund whose responsibility it is to advise Target Fund with respect to such matters, and (iv) to the knowledge of such counsel, and without any independent investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by AMG Funds III, on behalf of Target Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.

(f)

That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion will be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Target Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(i)

the acquisition by Acquiring Fund of all of the assets of Target Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund followed by the distribution by Target Fund to its shareholders of Merger Shares in complete liquidation of Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code,

(ii)

under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon the transfer of all its assets to Acquiring Fund pursuant to this Agreement in exchange solely for Merger Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, or upon the distribution of Merger Shares by Target Fund to its shareholders in liquidation of Target Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code,

(iii)

under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange solely for Merger Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund,

(iv)

under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund pursuant to this Agreement will be the same as Target Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above,

(v)

under Section 1223(2) of the Code, Acquiring Fund’s holding periods for the assets it receives from Target Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Target Fund,

(vi)	under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for Merger Shares,

(vii)

under Section 358 of the Code, the aggregate tax basis in the Merger Shares received by a Target Fund shareholder pursuant to this Agreement will be the same as the aggregate tax basis in the Target Fund shares exchanged therefor,

(viii)

under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Merger Shares received pursuant to this Agreement will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held those Target Fund shares as capital assets on the date of the exchange, and

(ix)

Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

(g)

That the assets of Target Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(h)

That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

A-7

(i)

That Acquiring Fund will have received from the Commission, any relevant state securities administrator and the Department of Justice (the “Department”) such order or orders as Target Fund deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

(j)

That all proceedings taken by Target Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto are satisfactory in form and substance to Acquiring Fund.

(k)

That, before the Exchange Date, Target Fund declares a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, has the effect of distributing to the shareholders of Target Fund, in distributions qualifying for the dividends-paid deduction, (i) all of the excess of (X) Target Fund’s interest income excludable from gross income under Section 103 of the Code over (Y) Target Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Target Fund’s investment company taxable income (as defined in Section 852 of the Code), and (iii) all of Target Fund’s net capital gain realized after reduction by any capital loss carryover; the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends-paid deduction and shall include amounts in respect of both (x) Target Fund’s taxable year that will end on the Exchange Date and (y) any prior taxable year of Target Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

(l)	That Target Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Target Fund held by such custodian as of the Valuation Time.

(m)

That Target Fund’s transfer agent has provided to Acquiring Fund (i) the originals or true copies of all of the records of Target Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Target Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(n)

That all of the issued and outstanding shares of beneficial interest of Target Fund will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Target Fund or its transfer agent by Acquiring Fund or its agents will have revealed otherwise, either (i) Target Fund will have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Target Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Target Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Target Fund to have offered and sold such shares in conformity with such laws.

(o)

That Target Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Target Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Target Fund’s obligations.

The obligations of Target Fund hereunder shall be subject to the following conditions:

(a)

That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Target Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of Target Fund); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of Acquiring Fund); and (iii) at a duly constituted meeting, at least a majority of the outstanding shares of Target Fund, as defined in Section 2(a)(42) of the 1940 Act.

(b)

That Acquiring Fund will have furnished to Target Fund a statement of Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant or Deputy Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since June 30, 2020, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c)

That Acquiring Fund will have executed and delivered to Target Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Target Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

A-8

(d)

That Acquiring Fund will have furnished to Target Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant or Deputy Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there is no material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)

That Target Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Target Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a series of AMG Funds, a voluntary association with transferable shares validly existing under the laws of The Commonwealth of Massachusetts, (ii) this Agreement has been duly authorized, executed, and delivered by AMG Funds, on behalf of Acquiring Fund and, assuming that the Registration Statement, the Prospectus, and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Target Fund, is a valid and binding obligation of AMG Funds, on behalf of Acquiring Fund subject to bankruptcy, insolvency, fraudulent transfers, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles, (iii) the Merger Shares to be delivered to Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or Bylaws, it being understood that with respect to investment restrictions as contained in Acquiring Fund’s Amended and Restated Agreement and Declaration of Trust or Bylaws, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and (vi) to the knowledge of such counsel, and without any independent investigation, the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g)

That Target Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion will be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Target Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(i)

the acquisition by Acquiring Fund of all of the assets of Target Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund followed by the distribution by Target Fund to its shareholders of Merger Shares in complete liquidation of Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and Target Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code,

(ii)

under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon the transfer of all its assets to Acquiring Fund pursuant to this Agreement in exchange solely for Merger Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund, or upon the distribution of Merger Shares by Target Fund to its shareholders in liquidation of Target Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code,

(iii)

under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of Target Fund in exchange solely for Merger Shares and the assumption by Acquiring Fund of all the liabilities of Target Fund,

(iv)

under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund pursuant to this Agreement will be the same as Target Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above,

A-9

(v)

under Section 1223(2) of the Code, Acquiring Fund’s holding periods for the assets it receives from Target Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by Target Fund,

(vi)	under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for Merger Shares,

(vii)

under Section 358 of the Code, the aggregate tax basis in the Merger Shares received by a Target Fund shareholder pursuant to this Agreement will be the same as the aggregate tax basis in the Target Fund shares exchanged therefor,

(viii)

under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Merger Shares received pursuant to this Agreement will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held those Target Fund shares as capital assets on the date of the exchange, and

(ix)

Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

(h)

That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Target Fund and Ropes & Gray LLP.

(i)

That the Registration Statement is effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j)

That Target Fund shall have received from the Commission, any relevant state securities administrator and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k)

AMG Funds shall have entered into a contractual expense cap agreement with the Adviser limiting expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of Class N, Class I, and Class Z shares of Acquiring Fund to the annual rate of 0.82% of Acquiring Fund’s average daily net assets through at least May 1, 2022, subject to later reimbursement by Acquiring Fund.

10. Indemnification.

(a)

Target Fund agrees to indemnify and hold harmless, out of the assets of Target Fund but no other assets, Acquiring Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Target Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Target Fund required to be stated therein or necessary to make the statements relating to Target Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Target Fund. The Indemnified Parties will notify Target Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Target Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Target Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Target Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Target Fund will pay in the first instance any expenses,

A-10

losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)

Acquiring Fund agrees to indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Target Fund, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker, etc.

Each of Target Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

AMG Funds III, on behalf of Target Fund, and AMG Funds, on behalf of the Acquiring Fund, may, by mutual consent of their Trustees, terminate this Agreement, and Target Fund or Acquiring Fund, after consultation with counsel and by consent of their Trustees or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder. If the transaction contemplated by this Agreement has not been substantially completed by October 8, 2022, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trusts, on behalf of their respective Funds.

13. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Amendments.

This Agreement may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

15. Agreement and declaration of trust.

Copies of the Declaration of Trust, as amended, of AMG Funds III and the Amended and Restated Agreement and Declaration of Trust, as amended, of AMG Funds are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that these instruments are executed by the Trustees or officers of each trust, respectively, as Trustees or officers and not individually and that the obligations of these instruments are not binding upon any of the Trustees, officers or shareholders of the either of the Trusts individually but are binding only upon the assets and property of Target Fund and Acquiring Fund, respectively.

A-11

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

AMG FUNDS III on behalf of AMG GW&K Mid Cap Fund

By:

Name: Thomas Disbrow
Title: Treasurer, Chief Financial Officer and Principal Financial Officer

AMG FUNDS on behalf of AMG GW&K Small/Mid Cap Fund

By:

Name: Thomas Disbrow
Title: Treasurer, Chief Financial Officer and Principal Financial Officer

The undersigned is a party to this Agreement for purposes of Section 5 only:

AMG FUNDS LLC

By:

Name: Keitha L. Kinne
Title: Chief Operating Officer

A-12

APPENDIX B

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Target Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Target Fund will take such steps as may be required by applicable law.

SUBADVISORY AGREEMENT

AGREEMENT made as of the [_______ day of ____, ____], between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 (the “Adviser”) and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 222 Berkeley Street, Boston, Massachusetts 02116 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS III, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG GW&K Mid Cap Fund (the “Fund”); and

WHEREAS, pursuant to a Fund Management Agreement, dated as of April 1, 1999, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

The Adviser hereby employs the Subadviser to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i) Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a) The Trust’s Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b) The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c) Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d) The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 002-84012 and 811-03752) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e) The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f) All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g) Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to the Fund.

(ii) The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to the Fund:

(a) Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b) Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c) Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii) Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of the Fund for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i) shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii) acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii) agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a) Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b) Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Fund on [______] (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law.

(b) Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose to the extent required by applicable law, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c) Termination. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or the Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e) Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or the Fund, or any of their affiliates, shall not promote the Trust or the Fund or conduct the business of the Trust or the Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or the Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials.

11.	CONFIDENTIALITY.

The Subadviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Adviser and the Subadviser, provided that it may disclose such information to those third parties required to carry out its duties hereunder, and the Adviser shall treat as confidential all information furnished to the Fund or the Adviser by the Subadviser in connection with its duties under the Agreement, provided that it may disclose such information to those third parties required to carry out its duties hereunder (collectively, the “Confidential Information”). The term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the Confidential Information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or a party does not waive compliance with the terms of this Agreement, a party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

12.	MISCELLANEOUS.

(a) Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	GW&K Investment Management, LLC
222 Berkeley Street
Boston, Massachusetts 02116
Facsimile No.:
Attention: Compliance Officer

(b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d) Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

GW&K INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS III

By:
Name:
Title:

SCHEDULE A

AMG GW&K Mid Cap Fund

For services provided to the Fund Account, the Adviser will pay a base quarterly fee for each calendar quarter at an annual rate of 0.275% of the average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily net assets in the Fund Account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter. The fee shall be reduced by an amount equal to 50% of the sum of: (i) any investment management fees waived by the Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, (ii) any reimbursement of Fund expenses by the Adviser pursuant to an expense limitation or reimbursement agreement with the Fund, and (iii) any payments made by the Adviser to third parties that provide distribution, shareholder services or similar services on behalf of the Fund. If the foregoing calculation results in a negative amount, such amount shall be payable by the Subadviser to the Adviser within 30 days of receipt of notice from the Adviser, which notice shall include the basis for the calculation.

AMG Funds III

AMG GW&K Mid Cap Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSET PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS.

PROXY CARD

AMG GW&K MID CAP FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 13, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG GW&K Mid Cap Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on January 13, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG GW&K Mid Cap Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 751-6311. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Special Meeting and Proxy Statement are available at

https://vote.proxyonline.com/AMG/docs/GWK_MidCap.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AMG GW&K MID CAP FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds III (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Special Meeting.

After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: 🌑

PROPOSALS:	FOR	AGAINST	ABSTAIN

1.  A proposal to approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of AMG GW&K Mid Cap Fund in exchange for shares of AMG GW&K Small/Mid Cap Fund, and the liquidation and termination of AMG GW&K Mid Cap Fund.

	O	O	O

2.  A proposal to approve for AMG GW&K Mid Cap Fund a subadvisory agreement between AMG Funds LLC, the current investment manager to AMG GW&K Mid Cap Fund, and GW&K Investment Management, LLC, the current interim subadviser to AMG GW&K Mid Cap Fund.

	O	O	O

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION

November 12, 2020

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund), a series of AMG Funds III (the “Target Fund”), into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Acquiring Fund”).

This SAI contains information which may be of interest to shareholders of the Target Fund but which is not included in the combined Proxy Statement/Prospectus dated November 12, 2020 (the “Proxy Statement/Prospectus”) which relates to the Reorganization. As described in the Proxy Statement/Prospectus, the Reorganization would involve three steps:

(1)

the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the delivery to the Target Fund of shares of the Acquiring Fund with a value equal to the value of the assets transferred by the Target Fund, net of liabilities (all as determined immediately prior to the transaction using the Acquiring Fund’s valuation policies);

(2)

the pro rata distribution of Class N, Class I, and Class Z shares of the Acquiring Fund to the Class N, Class I, and Class Z shareholders of record, respectively, of the Target Fund, as of the effective date of the Reorganization in full redemption of all such shares of the Target Fund; and

(3)	the liquidation and termination of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available without charge, upon request, by calling the Acquiring Fund at (800) 548-4539 or by visiting the Acquiring Fund’s Website at www.amgfunds.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, is the independent registered public accounting firm for the Acquiring Fund. PwC conducts an annual audit of the financial statements of the Acquiring Fund, assists in the preparation and/or review of the Acquiring Fund’s federal and state income tax returns and may provide other audit, tax and related services.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2019 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein by reference.

The audited financial statements for the Acquiring Fund included in its Annual Report to shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PwC, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Reorganization are attached hereto as Appendix B.

1

Appendix A

Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Small/Mid Cap Fund

Supplement dated October 8, 2020 to the Prospectus and Statement of Additional Information, each dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small/Mid Cap Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately (the “Implementation Date”), the management fee for the Fund is reduced from 0.65% to 0.62%. Also effective on the Implementation Date, the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (the “Investment Manager”) is replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. Also effective on the Implementation Date, the shareholder servicing fees of up to 0.15% that Class N shares of the Fund are authorized to pay to financial intermediaries are eliminated and the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries is decreased from 0.10% to 0.05%. Shareholders will not experience a net increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. The Investment Manager will pay a portion of the management fee to the Fund’s subadviser for its services.

Effective on the Implementation Date, to reflect the changes described above and other changes, the Prospectus is revised as follows:

The sections under “Summary of the Funds – AMG GW&K Small/Mid Cap Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 14 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.24%	0.29%	0.24%
Total Annual Fund Operating Expenses	1.11%	0.91%	0.86%
Fee Waiver and Expense Reimbursements[2]	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee	1.07%	0.87%	0.82%
Waiver and Expense Reimbursements[2]

[1]	Expense information has been restated to reflect current fees.
[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class N	$109	$346	$605	$1,346

Class I	$89	$284	$498	$1,114

Class Z	$84	$268	$470	$1,055

The first and second paragraphs in the section under “Additional Information About the Funds – AMG GW&K Small/Mid Cap Fund” titled “Additional Information About the Fund’s Expenses and Performance” beginning on page 23 are deleted and replaced with the following:

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class I shares are authorized to pay up to 0.05% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” below for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The first sentence of the third paragraph of the sub-section “Fund Management – AMG GW&K Small/Mid Cap Fund” in the section “Additional Information About the Funds” on page 29 is deleted and replaced with the following:

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.62% of the average daily net assets of the Fund.

The sub-section “Choosing a Share Class – Class N Shares” in the section “Shareholder Guide” on page 32 is deleted and replaced with the following:

CLASS N SHARES

Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders of AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. Shareholders of AMG GW&K Small/Mid Cap Fund do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class N shares also pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.

The sub-section “Choosing a Share Class – Class I Shares” in the section “Shareholder Guide” on page 32 is deleted and replaced with the following:

CLASS I SHARES

Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV. Shareholders may bear shareholder servicing fees of up to 0.05% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees. Shareholders who transact in Class I shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.

The first paragraph of the sub-section “Investing Through an Intermediary” in the section “Shareholder Guide” on page 32 is deleted and replaced with the following:

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. Shareholder servicing fees are paid out of the assets of Class N shares of AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund and Class I shares of each Fund on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Class N shares of AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund and Class I shares of each Fund. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund. Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, may be available on brokerage platforms of Financial Intermediaries that have agreements with the Distributor to offer such shares solely when acting as your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of the Funds are available in other share classes that have different fees and expenses.

Effective on the Implementation Date, the SAI is revised as follows:

The following replaces similar disclosure in the table in the first paragraph of the sub-section “Compensation of the Investment Manager and the Subadvisers” in the section “Management of the Funds” on page 82:

Fund	Investment Management Fee
Small/Mid Cap Fund	0.62%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

AMG FUNDS

AMG GW&K MUNICIPAL BOND FUND

CLASS N: GWMTX

CLASS I: GWMIX

AMG GW&K SMALL CAP CORE FUND

CLASS N: GWETX

CLASS I: GWEIX

CLASS Z: GWEZX

AMG GW&K MUNICIPAL ENHANCED YIELD FUND

CLASS N: GWMNX

CLASS I: GWMEX

CLASS Z: GWMZX

AMG GW&K SMALL/MID CAP FUND

CLASS N: GWGVX

CLASS I: GWGIX

CLASS Z: GWGZX

AMG RENAISSANCE LARGE CAP GROWTH FUND

CLASS N: MRLTX

CLASS I: MRLSX

CLASS Z: MRLIX

AMG TIMESSQUARE SMALL CAP GROWTH FUND

CLASS N: TSCPX

CLASS I: TSQIX

CLASS Z: TSCIX

AMG TIMESSQUARE MID CAP GROWTH FUND

CLASS N: TMDPX

CLASS I: TQMIX

CLASS Z: TMDIX

AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND

CLASS N: TCMPX

CLASS I: TQTIX

CLASS Z: TCMIX

AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND

CLASS N: TQENX

CLASS I: TQEIX

CLASS Z: TQEZX

AMG TIMESSQUARE GLOBAL SMALL CAP FUND

CLASS N: TSYNX

CLASS I: TSYIX

CLASS Z: TSYZX

AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND

CLASS N: SKSEX

CLASS I: SKSIX

CLASS Z: SKSZX

STATEMENT OF ADDITIONAL INFORMATION

DATED May 1, 2020

You can obtain a free copy of the prospectus for each of AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund and AMG Managers Skyline Special Equities Fund (each a “Fund,” and collectively the “Funds”), each dated May 1, 2020, as supplemented from time to time (each a “Prospectus,” and collectively the “Prospectuses”), by calling AMG Funds LLC (the “Investment Manager”) at (800) 548-4539 or by visiting the Funds’ website at www.amgfunds.com. The Funds’ Prospectuses provide basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

The Funds’ audited financial statements for the fiscal year ended December 31, 2019 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm from each Fund’s Annual Report for the fiscal year ended December 31, 2019, are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.amgfunds.com or the Securities and Exchange Commission’s website at www.sec.gov.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG GW&K Small Cap Core Fund (the “Small Cap Core Fund”), AMG GW&K Small/Mid Cap Fund (the “Small/Mid Cap Fund”), AMG GW&K Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund”), AMG GW&K Municipal Bond Fund (the “Municipal Bond Fund”), AMG Renaissance Large Cap Growth Fund (the “Large Cap Growth Fund”), AMG TimesSquare Small Cap Growth Fund (the “Small Cap Growth Fund”), AMG TimesSquare Mid Cap Growth Fund (the “Mid Cap Growth Fund”), AMG TimesSquare International Small Cap Fund (the “International Small Cap Fund”), AMG TimesSquare Emerging Markets Small Cap Fund (the “Emerging Markets Small Cap Fund”), AMG TimesSquare Global Small Cap Fund (the “Global Small Cap Fund”) and AMG Managers Skyline Special Equities Fund (the “Special Equities Fund”) (each a “Fund,” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of AMG Funds, a Massachusetts business trust (the “Trust”), and part of the AMG Funds Family of Funds, a fund complex comprised of 50 different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”). The Trust was organized on June 18, 1999.

The Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Emerging Markets Small Cap Fund, Global Small Cap Fund and Special Equities Fund have each established three classes of shares: Class N, Class I and Class Z. The Municipal Bond Fund has established two classes of shares: Class N and Class I.

Effective October 1, 2016: (1) existing Investor Class, Service Class and Institutional Class shares of the Large Cap Growth Fund were renamed Class N, Class I and Class Z, respectively; (2) existing Investor Class and Institutional Class shares of the Municipal Bond Fund, Small Cap Core Fund, Small/Mid Cap Fund and Municipal Enhanced Yield Fund were renamed Class N and Class I, respectively; (3) existing Institutional Class and Premier Class shares of the International Small Cap Fund, Small Cap Growth Fund and Mid Cap Growth Fund were renamed Class I and Class S shares, respectively; and (4) shares of the Special Equities Fund’s sole class were reclassified and redesignated as Class S shares.

Effective February 27, 2017, (1) existing Class S shares of the Special Equities Fund were renamed Class N shares; and (2) existing Class I and Class S shares of the International Small Cap Fund, Small Cap Growth Fund and Mid Cap Growth Fund were renamed Class Z and Class N shares, respectively.

Effective February 27, 2017, AMG GW&K Small Cap Growth Fund changed its name to AMG GW&K Small/Mid Cap Fund. Effective April 28, 2014, GW&K Small Cap Equity Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, Renaissance Large Cap Growth Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund and Skyline Special Equities Portfolio changed their names to AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund and AMG Managers Skyline Special Equities Fund, respectively. Also effective April 28, 2014, Managers AMG Funds changed its name to AMG Funds and the Funds’ investment manager changed its name from Managers Investment Group LLC to AMG Funds LLC.

This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective and policies. It should be read in conjunction with each Fund’s current prospectus, dated May 1, 2020, as supplemented from time to time (each a “Prospectus,” and collectively the “Prospectuses”). The Trust’s executive office is located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

AMG Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for each Fund’s overall administration. It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadviser” or “Subadvisers”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisers and researches any potential new Subadvisers for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and each Fund is a diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the Funds (unless otherwise noted) to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the Funds, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Municipal Bond Fund	AMG Renaissance Large Cap Growth Fund	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG Managers Skyline Special Equities Fund	AMG TimesSquare Global Small Cap Fund
Asset-Backed Securities			X	X
Below Investment Grade Securities	X	X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X	X	X	X	X
Bank Obligations	X	X	X	X				X	X		X
Bankers Acceptances						X	X	X	X	X	X
Certificates of Deposit						X	X	X	X	X	X
Repurchase Agreements	X	X	X	X		X	X	X	X	X	X
Short-Term Corporate Debt Securities			X	X		X	X	X	X	X	X
Time Deposits						X	X	X	X	X	X
Commercial Paper	X	X	X	X	X	X	X	X	X	X	X
Corporate and Other Debt Securities			X	X
Derivative Instruments	X	X	X	X				X	X		X
Emerging Market Securities	X	X						X	X	X	X
Equity Investments	X	X		X	X	X	X	X	X	X	X
Common Stock	X	X			X	X	X	X	X	X	X
Convertible Securities	X	X		X		X	X	X	X		X
Depositary Receipts	X	X				X	X	X	X	X	X
Initial Public Offerings	X	X		X		X	X	X	X	X	X
Preferred Stock	X	X				X	X	X	X	X	X
Floating Rate and Variable Rate Demand Notes			X	X
Foreign Currencies and Related Transactions								X	X		X
Foreign Securities	X	X			X			X	X	X	X
Forward Commitments	X	X	X	X				X	X		X
Illiquid Securities; Private Placements and Certain Unregistered Securities	X	X	X			X	X	X	X	X	X
Interfund Lending	X	X	X	X	X	X	X	X	X	X	X

Investment Practices	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Municipal Bond Fund	AMG Renaissance Large Cap Growth Fund	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG Managers Skyline Special Equities Fund	AMG TimesSquare Global Small Cap Fund
Investment Company Securities	X	X	X	X	X	X	X	X	X	X	X
Mortgage Related Securities			X	X
Municipal Obligations			X	X
Participations			X	X				X	X		X
Real Estate Investment Trusts	X	X				X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X			X	X	X	X		X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X
Structured Notes and Other Hybrid Instruments			X	X				X	X		X
United States Government Obligations	X	X	X	X	X			X	X		X
Warrants and Rights	X	X				X	X	X	X		X
When-Issued Securities	X	X	X	X				X	X		X
Zero Coupon Securities	X	X	X	X				X	X		X

Investment Techniques and Associated Risks

(1) Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

The Municipal Enhanced Yield Fund and the Municipal Bond Fund may also invest in mortgage-backed securities, which are asset-backed securities associated with mortgage loans. Mortgage-backed securities and the risks associated with them are discussed under “Mortgage Related Securities” below.

(2) Below Investment Grade Securities

In General. Certain Funds may invest in below investment grade securities, subject to any limitations set forth in each Fund’s Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated below BBB by S&P Global Ratings (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value (“NAV”).

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the Subadviser’s own credit analysis than is the case for higher rated securities. Although the Subadviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadviser performs research and independently assesses the value of particular securities relative to the market. The Subadviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s Subadviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(3) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, each Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other eligible funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. If a Fund borrows to invest in securities and the related gains from the investment and/or any hedging activity exceed the cost of borrowing and/or losses on hedging, the NAV of the shares will rise more than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(4) Cash Equivalents

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, and as discussed in each Fund’s Prospectus and this SAI. A description of the various types of cash equivalents that may be purchased by certain Funds appears below.

Bank Obligations. Certain Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or a savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short, and at no time will the Small Cap Core Fund, the Small/Mid Cap Fund, the Municipal Enhanced Yield Fund or the Municipal Bond Fund enter into a repurchase agreement for a period of more than seven (7) days. The Special Equities Fund may invest up to 5% of its net assets in repurchase agreements.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(5) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(6) Corporate and Other Debt Securities

Certain Funds, subject to their applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(7) Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, a Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market, as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

A Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When a Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant. This amount may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund may earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Limitations on Use of Futures and Options on Futures. A Fund may only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by a Fund’s Subadviser, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if a Fund markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, neither the Investment Manager (with respect to the Funds) nor any Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom a Fund has an open position in a futures contract or related option.

Forward Currency Contracts. A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian or earmark securities considered to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may purchase call options for any purpose. For example, a Fund may purchase a call option as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

A Fund may purchase put options for any purpose. For example, a Fund may purchase a put option as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Additional risks of OTC options are discussed below (“Risks Related to OTC Options”).

Options on Indices. To the extent permitted by applicable law or regulation, the Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash,

when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

A Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. A Fund may use currency options, for example, to cross-hedge or to increase total return when the Subadviser anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if a Fund had not used such instruments.

Certain of a Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. A

Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swap Agreements. To the extent permitted by applicable law or regulation, a Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices, specific securities and currency exchange rates.

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements include two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. A Fund may also “cover” swaps in accordance with applicable SEC guidelines. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on many factors, including the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days,

swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. However, when a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in various global jurisdictions (see “Risk of Government Regulation of Derivatives” below).

Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. Further risks related to cleared derivatives transactions are discussed in “Additional Risk Factors in Cleared Derivatives Transactions” below.

Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.

A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

Participatory Notes and Non-Standard Warrants. From time to time, the International Small Cap Fund, the Emerging Markets Small Cap Fund, and the Global Small Cap Fund may use non-standard warrants, including participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Subadviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. New rules under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Funds. (See “Additional Risk Factors in Cleared Derivatives Transactions” below.) It is also unclear how the regulatory changes will affect counter party risk.

Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties. They impose regulatory requirements on the timing of transferring margin. The Funds are already subject to variation margin requirements under such rules and may become subject to initial margin requirements under such rules in 2021. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

In addition, in November 2019, the SEC issued a release re-proposing a rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Funds to new kinds of risks and costs.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Segregated Accounts or Cover. A Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(8) Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of institutional investors investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

(9) Equity Investments

Certain Funds may invest in equity securities subject to any restrictions set forth in the applicable Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which certain Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

The Small Cap Core Fund, the Small Cap Growth Fund, the International Small Cap Fund, the Emerging Markets Small Cap Fund, the Global Small Cap Fund, and the Special Equities Fund may invest to a significant extent in small-capitalization companies, the Small/Mid Cap Fund may invest to a significant extent in small-capitalization and mid-capitalization companies, the Mid Cap Growth Fund may invest to a significant extent in mid-capitalization companies and the Large Cap Growth Fund may invest to a significant extent in large-capitalization companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Initial Public Offerings (“IPOs”). Certain Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion, if any, of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

(10) Floating Rate and Variable Rate Demand Notes

Certain Funds may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

(11) Foreign Currencies and Related Transactions

Subject to applicable limits set forth in a Fund’s Prospectus and this SAI, certain Funds may invest in or utilize foreign currencies and other foreign currency-related transactions. These instruments may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

Certain Funds may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

(12) Foreign Securities

Certain Funds may invest in foreign securities, subject to the limitations described below and any restrictions set out in the Funds’ Prospectuses and this SAI. The Small Cap Core Fund, the Small/Mid Cap Fund, the Emerging Markets Small Cap Fund, the International Small Cap Fund, and the Global Small Cap Fund may invest in foreign issuers or in securities principally traded outside the United States, including emerging markets securities. The Small Cap Core Fund, the Small/Mid Cap Fund, the Special Equities Fund, the Emerging Markets Small Cap Fund, the International Small Cap Fund, and the Global Small Cap Fund may invest in securities of non-U.S. issuers directly or in the form of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers, described under “Depositary Receipts” above. The Large Cap Growth Fund may invest in foreign securities listed on U.S. exchanges, subject to any restrictions set out in the Fund’s Prospectus and this SAI. The Special Equities Fund does not expect to invest more than 20% of its net assets in foreign securities, including securities like ADRs, EDRs and GDRs, which represent underlying shares of foreign issuers.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, EDRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding or other taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. A Fund may be required to liquidate other assets in order to make up the shortfall.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The Small Cap Core Fund and the Small/Mid Cap Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Fund’s Subadviser to be fully exchangeable into U.S. dollars without legal restriction.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Company Securities” below for more information on the risks of investing in other investment companies.

A Fund’s interest and dividend income from or proceeds from the sale or other disposition of the securities of foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by a Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below.

The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

(13) Forward Commitments

Certain Funds may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

(14) Illiquid Securities, Private Placements and Certain Unregistered Securities

Certain Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The price a Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Investment Manager to administer the Funds’ LRMP and the Investment Manager has formed a Liquidity Risk Management Committee to which it has delegated responsibilities for the ongoing operation and management of the LRMP. Under the LRMP, the Investment Manager assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. The liquidity of the Funds’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price that a Fund believes represents the security’s value should the Fund wish to sell the security. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(15) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another eligible fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another eligible fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(16) Investment Company Securities

The Funds may invest some portion of their assets in shares of other investment companies, including exchange-traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadviser to a Fund will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Each Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, each Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. Each Fund will notify its shareholders prior to initiating such an arrangement.

In December 2018, the SEC proposed new Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. That rule, if adopted as proposed, could impact a Fund’s ability to invest in other investment companies or pooled investment vehicles by, among other things, restricting a Fund’s ability to redeem or vote shares issued by such funds.

A Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

(17) Mortgage Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, the Municipal Enhanced Yield Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Municipal Enhanced Yield Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools

(commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits (“REMICs”). REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed by the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Municipal Enhanced Yield Fund could sustain a loss.

Recent Events Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by a Fund.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” FHLMC and FNMA have entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of FHLMC and FNMA mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

A Fund’s ability to invest in UMBS to the same degree that the Fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including the Funds, to adapt to the issuance of UMBS. A Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

Risks Associated with Mortgage-Related and other Asset-Backed Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which must pay a fixed rate of interest until maturity when the entire principal amount becomes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may comprise a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Municipal Enhanced Yield Fund may purchase certain options and options on futures contracts as described more fully above under “Derivative Instruments.”

(18) Municipal Obligations

Certain Funds may invest in many types of municipal bonds, including, but not limited to: general obligation bonds, revenue bonds, private activity and industrial development bonds, short-term municipal notes (including tax and revenue authorization notes), housing bonds and tax-exempt commercial paper. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Private activity and industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from U.S. federal income tax. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing. Short-term municipal notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, and include tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Housing bonds are short- or long-term bonds issued by a local housing authority to finance short-term construction of typically low- or middle-income housing or long-term commitments for housing, plants, pollution control facilities, or similar projects. Tax-exempt (municipal) commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Investments in municipal bonds may result in liability for federal alternative minimum tax, for both individual and corporate shareholders. Up to 50% of the net assets of the Municipal Enhanced Yield Fund may be invested in municipal bonds that may result in liability for federal alternative minimum tax. Up to 100% of the assets of the Municipal Bond Fund may be invested in such bonds.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund that invests in municipal securities will limit its investment in municipal leases to no more than 5% of its total assets.

(19) Participations

Certain Funds may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to a Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of a Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(20) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk. The Special Equities Fund tries to avoid investing in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) that qualify as “taxable mortgage pools,” or that otherwise expect to generate excess inclusion income, but the Special Equities Fund may not always be successful in doing so.

(21) Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement can be viewed as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

(22) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s policies and restrictions. A Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, each Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment; however, the Funds’ securities lending agent has agreed to indemnify each Fund against loss on the investment of the cash collateral. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

(23) Structured Notes and Other Hybrid Instruments

Certain Funds may invest in structured notes as part of their overall investment strategy. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of a Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Certain Funds may invest, as part of their overall investment strategy, in other types of “hybrid” instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

(24) United States Government Obligations

The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Funds may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA (described under “Mortgage Related Securities”), the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(25) Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

(26) When-Issued Securities

Certain Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will earmark or maintain a segregated account with its custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

(27) Zero Coupon Securities

Certain Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Additional Risks

Market Disruption and Geopolitical Risk

The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

The COVID-19 outbreak in 2020 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Fund’s investments, the Fund and your investment in the Fund.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. At a referendum in June 2016, the United Kingdom (the “UK”) voted to leave the EU thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally notified the European Council of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the UK’s exit from the EU, which formally occurred on January 31, 2020. A transition period is taking place following the UK’s exit where the UK remains subject to EU rules but has no role in the EU law-making process. During this transition period, UK and EU representatives are negotiating the precise terms of their future relationship. There is still considerable uncertainty relating to the potential consequences associated with the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of a Fund’s investments.

Many financial instruments use or may use a floating rate based on London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of a Fund that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. SOFR is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Proposals for alternative reference rates for other currencies, such as the Sterling Overnight Interbank Average Rate in the U.S., have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity of investments impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. A Subadviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact a Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks. The elimination of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Investment Manager, the Subadviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Funds rely on third-party service providers for many of their day-to-day operations, and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Investment Manager or the Funds. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Diversification Requirements for the Funds

The Funds intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Quality Requirements for the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund

With respect to the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund, determinations of comparable quality for unrated securities are made by the Subadviser based on its own credit research. Any credit quality restrictions or standards for a Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the Subadviser determines that the quality of a rated or unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund’s rated securities, a Fund may continue to hold the applicable investment.

In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Subadviser’s opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Subadviser’s opinion. See Appendix A for more detailed information on the various ratings categories.

Industry Concentration

The 1940 Act requires the Funds to state the extent, if any, to which they intend to concentrate investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The SEC staff has also taken the position that a policy relating to industry concentration does not apply to investments in “government securities” (as defined in the 1940 Act) or in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(7) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(8) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or each Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Funds.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

Because of the Special Equities Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year. A higher degree of portfolio activity may increase brokerage costs to the Fund.

The portfolio turnover rates for the Small Cap Core Fund, Small/Mid Cap Fund, Municipal

Enhanced Yield Fund, Municipal Bond Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Small Cap Fund, Mid Cap Growth Fund, Special Equities Fund and Emerging Markets Small Cap Fund for the fiscal years ended December 31, 2018 and December 31, 2019 and the Global Small Cap Fund for the period from May 31, 2018 (the date the Fund commenced operations) through December 31, 2018 and the fiscal year ended December 31, 2019, were as follows:

Small Cap Core Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	25%
December 31, 2019	20%

Small/Mid Cap Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	53%
December 31, 2019	18%

Municipal Enhanced Yield Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	89%
December 31, 2019	40%

Municipal Bond Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	35%
December 31, 2019	18%

Large Cap Growth Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	38%
December 31, 2019	40%

Small Cap Growth Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	63%
December 31, 2019	62%

International Small Cap Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	46%
December 31, 2019	40%

Mid Cap Growth Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	59%
December 31, 2019	65%

Special Equities Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	24%
December 31, 2019	20%

Emerging Markets Small Cap Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2018	84%
December 31, 2019	103%

Global Small Cap Fund*

Period/Fiscal Year Ended	Portfolio Turnover Rate
Period Ended December 31, 2018	22%
Fiscal Year Ended December 31, 2019	80%

*

The Global Small Cap Fund’s higher portfolio turnover rate for the fiscal year ended December 31, 2019 from that for the fiscal period ended December 31, 2018 is attributable to the Fund’s having completed its first full fiscal year in 2019.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of a Fund. Each Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Funds’ website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. In addition, each Fund (i) may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings, and (ii) may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Non-public portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Trust has arrangements with the persons indicated below to make available information about a Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to a Fund’s portfolio holdings.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadviser (GW&K Investment Management, LLC with respect to Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund, TimesSquare Capital Management, LLC with respect to Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Emerging Markets Small Cap Fund and Global Small Cap Fund, The Renaissance Group LLC with respect to Large Cap Growth Fund, and Skyline Asset Management, L.P. with respect to Special Equities Fund); the independent registered public accounting firm

(PricewaterhouseCoopers LLP); the custodian and securities lending agent (The Bank of New York Mellon); financial printer (Donnelley Financial Solutions); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadviser and the custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants, fair valuation services and other service providers: Lipper, Inc., Morningstar, Inc., ICE Data Services, FactSet Research Systems Inc., Bloomberg L.P., Institutional Shareholder Services Inc., Davison, Dietsch & McCarthy, Inc., Seismic Professional Services, eVestment Alliance, LLC and HedgeMark Risk Analytics, LLC. The Funds may disclose non-public current portfolio holdings information to ICE Data Services on a monthly basis for valuation purposes, to FactSet Research Systems Inc. on a daily basis for portfolio holdings analysis, to Institutional Shareholder Services Inc. on a daily basis for proxy voting and class action processing purposes, to Davison, Dietsch & McCarthy, Inc. and Seismic Professional Services on a quarterly basis for services related to Fund marketing materials, to eVestment Alliance, LLC on a quarterly basis for services related to Fund marketing, and to HedgeMark Risk Analytics, LLC on a daily basis for liquidity classification services. The Funds also provide current portfolio holdings information to Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). Eric Rakowski serves as the Independent Chairman of the Board of Trustees.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Bruce B. Bingham Age: 71	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-2020)	47	Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

Edward J. Kaier Age: 74	Trustee since 1999; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	47	Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Kurt A. Keilhacker Age: 56	Trustee since 2013	Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019)	50	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Steven J. Paggioli Age: 70	Trustee since 2004	Independent Consultant (2002-Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001)	47	Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008-2019)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Richard F. Powers III Age: 74	Trustee since 2013	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2011-2015); President and CEO of Van Kampen Investments Inc. (1998-2003)	47	None	Significant experience as a director of a public company; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

Eric Rakowski Age: 61	Trustee since 1999; Independent Chairman of the Board of Trustees; Chairman of the Governance Committee	Professor of Law, University of California at Berkeley School of Law – Boalt Hall (1990-Present)	50	Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Victoria L. Sassine Age: 54	Trustee since 2013	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	50	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Thomas R. Schneeweis Age: 72	Trustee since 2004	Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013)	47	None	Significant experience as a board member of mutual funds; formerly professor of finance; significant executive experience with several investment partnerships.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Christine C. Carsman Age: 68	Trustee since 2011	Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	50	Director of Harding, Loevner Funds, Inc. (9 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne Age: 61	Chief Operating Officer since 2007; President, Chief Executive Officer and Principal Executive Officer since 2018	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas G. Disbrow Age: 54	Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since 2017	Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mark J. Duggan Age: 55	Secretary and Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Patrick J. Spellman Age: 46	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

John A. Starace Age: 49	Deputy Treasurer since 2017	Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Maureen A. Meredith Age: 34	Assistant Secretary since 2016	Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011)
Hector D. Roman Age: 42	Anti-Money Laundering Compliance Officer since 2019	Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2019	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies Beneficially Owned as of December 31, 2019
Independent Trustees:

Bruce B. Bingham	None	Over $100,000
Edward J. Kaier	None	Over $100,000
Kurt A. Keilhacker	None	Over $100,000
Steven J. Paggioli	$50,001–$100,000	Over $100,000
Richard F. Powers III	None	None
Eric Rakowski	$50,001–$100,000	Over $100,000
Victoria L. Sassine	None	Over $100,000
Thomas R. Schneeweis	None	$10,001–$50,000

Interested Trustee:

Christine C. Carsman	Over $100,000	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of nine Trustees, eight of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

AMG Funds has retained AMG Funds LLC as the Funds’ investment adviser and administrator. The Investment Manager is responsible for the Funds’ overall administration and operations, including management of the risks that arise from the Funds’ investments and operations. Employees of the Investment Manager serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by the Investment Manager and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ Subadvisers and the Investment Manager’s investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the fiscal year ended December 31, 2019.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Governance Committee met two times during the fiscal year ended December 31, 2019.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ended December 31, 2019, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)

Independent Trustees:
Bruce B. Bingham	$70,743	$279,500
Edward J. Kaier (c)	$77,070	$304,500
Kurt A. Keilhacker	$70,743	$300,500
Steven J. Paggioli	$70,743	$279,500
Richard F. Powers III	$70,743	$279,500
Eric Rakowski (d)	$84,663	$359,500
Victoria L. Sassine	$64,035	$273,000
Thomas R. Schneeweis	$70,743	$279,500

Interested Trustee:
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2019. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)

Total compensation includes compensation paid during the 12-month period ended December 31, 2019 for services as a Trustee to any fund currently in the AMG Fund Complex. As of December 31, 2019, each of Messrs. Bingham, Kaier, Paggioli, Powers and Schneeweis served as a trustee to 49 funds in the AMG Fund Complex and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to 52 funds in the AMG Fund Complex.

(c)	Mr. Kaier receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(d)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2020, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund listed below.

Small Cap Core Fund

Class N

Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-2010	11.57%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	10.04%

Ascensus Trust Company FBO Shaheen & AMP Gordon, P.A. 401(K) P.S. P.O. Box 10758 Fargo, North Dakota 58106	8.54%

National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-2010	7.30%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	6.57%

Capital Bank & Trust Co. TTEE FBO Johns Byrne Company 401K c/o Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	6.07%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	5.40%

Class I

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	31.70%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	27.09%

Wells Fargo Bank NA FBO Modesto Irrig Basic AMG GW&K Small P.O. Box 1533 Minneapolis, Minnesota 55480	6.35%

Saxon & Co. P.O. Box 7780-1888 Philadelphia, Pennsylvania 19182	5.59%

SEI Private Trust Company c/o State Street Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, Pennsylvania 19456	5.43%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	5.10%

Class Z

Name and Address	Percentage Ownership
Kentucky Public Employee Deferred Compensation Authority c/o Nationwide as Custodian and Recordkeeper IPO Portfolio Accounting P.O. Box 182029 Columbus, Ohio 43218-2029	48.48%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	36.17%

Fairfield University 1073 North Benson Road Fairfield, Connecticut 06824	5.93%

Ascensus Trust Company For the Benefit of Affiliated Managers Group, Inc. 401(K) P.O. Box 10758 Fargo, North Dakota 58106	5.45%

Small/Mid Cap Fund

Class N

Name and Address	Percentage Ownership
AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149	67.18%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	32.82%

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	56.57%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	31.35%

SEI Private Trust Company c/o Legacy SWP 1 Freedom Valley Drive Oaks, Pennsylvania 19456	6.63%

Class Z

Name and Address	Percentage Ownership
Matrix Trust Company* Trustee FBO St. Jude Medical, Inc. Management S P.O. Box 52129 Phoenix, Arizona 85072	70.30%

Lincoln Retirement Services Company FBO Kaleida Health 403B P.O. Box 7876 Fort Wayne, Indiana 46801-7876	25.29%

Municipal Enhanced Yield Fund

Class N

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	60.05%

Eleanor M. Leventhal 4209 Great Meadow Road Dedham, Massachusetts 02026	7.47%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7.06%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	6.72%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	5.98%

Class I

Name and Address	Percentage Ownership
Merrill Lynch Pierce Fenner & Smith* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	45.83%

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	27.23%

SEI Private Trust Company c/o State Street Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, Pennsylvania 19456	6.45%

Class Z

Name and Address	Percentage Ownership
AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149	100.00%

Municipal Bond Fund

Class N

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	21.08%

UBS WM USA Special Custody Account Exclusive Beneficial Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	18.06%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	16.16%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	15.70%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	9.67%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	9.61%

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	27.18%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	23.07%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	7.75%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	6.76%

UBS WM USA Special Custody Account Exclusive Beneficial Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	6.18%

Large Cap Growth Fund

Class N

Name and Address	Percentage Ownership
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	11.42%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	10.54%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis Missouri 63103	8.22%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	5.97%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.73%

Class I

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	30.23%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	23.04%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	11.89%

UBS WM USA Special Custody Account Exclusive Beneficial Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	10.58%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	6.71%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.77%

Class Z

Name and Address	Percentage Ownership
NFS LLC FEBO NFSC Fund/Serv No Load Automated Trade Rollup of Combined Orders Attn: R. Rocco, OSG 499 Washington Boulevard Jersey City, New Jersey 07310	41.40%

Theodore T. Bolliger 11340 NE 67th Street, #A-3 Kirkland, Washington 98033-7112	7.41%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7.23%

The Fulton Company c/o Fulton Financial Advisors P.O. Box 3215 Lancaster, Pennsylvania 17604	7.21%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	6.68%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	6.27%

Small Cap Growth Fund

Class N

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	32.78%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	26.45%

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, North Carolina 28288-1076	17.59%

Wells Fargo Bank NA (FBO) ACSC Plan B P.O. Box 1533 Minneapolis, Minnesota 55480	7.61%

Wells Fargo Bank NA (FBO) ACSC Plan A-ACSC P.O. Box 1533 Minneapolis, Minnesota 55480	6.41%

Class I

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	32.16%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	27.83%

Grant R. Babyak and Nicole Abbatecola JTWROS c/o TimesSquare Capital Management LLC 7 Times Square, 42nd Floor New York, New York 10036	11.62%

Marley Management Corporation Discretionary Contribution Pension Plan Attn: Nancy Ball P.O. Box 10392 Phoenix, Arizona 85064-0392	9.54%

Class Z

Name and Address	Percentage Ownership
National Financial Services LLC* For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	32.31%

Great-West Trust Company LLC TTEE F Pearson Retirement Plan 401K 8525 East Orchard Road Greenwood Village, Colorado 80111	11.27%

Vanguard Fiduciary Trust Co. P.O. Box 2600, VM 613 Attn: Outside Funds Valley Forge, Pennsylvania 19482-2600	9.80%

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	9.68%

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, North Carolina 28288-1076	6.34%

Mid Cap Growth Fund

Class N

Name and Address	Percentage Ownership
Vantage Trust - Unitized c/o ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002	71.60%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	15.15%

Class I

Name and Address	Percentage Ownership
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	94.40%

Class Z

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	52.11%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	9.13%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	5.38%

International Small Cap Fund

Class N

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	32.49%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	31.12%

T. Rowe Price Co. FBO Retirement Plan Clients P.O. Box 17215 Baltimore, Maryland 21297-1215	17.24%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	12.45%

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	24.93%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	23.06%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	10.83%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	9.49%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7.88%

UBS WM USA Special Custody Account Exclusive Beneficial Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	6.28%

Class Z

Name and Address	Percentage Ownership
Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, Missouri 63131-3729	28.36%

Capinco c/o US Bank NA P.O. Box 1787 Milwaukee, Wisconsin 53201	19.90%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	12.12%

Wells Fargo Bank NA FBO TC Hospitals MNA Pen-Funds D P.O. Box 1533 Minneapolis, Minnesota 55480	11.29%

Bank of America Custodian P.O. Box 843869 Dallas, Texas 75284-3869	7.18%

Northern Trust FBO Keck Foundation P.O. Box 92956 Chicago, Illinois 60675	6.73%

Special Equities Fund

Class N

Name and Address	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	33.13%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4151	22.90%

Hartford Life Insurance Co. Separate Account 1 Griffin Road North Windsor, Connecticut 06095-1512	14.11%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.93%

Class I

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	20.80%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	13.32%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7.03%

UBS WM USA Special Custody Account Exclusive Beneficial Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	6.57%

Class Z

Name and Address	Percentage Ownership
Ascensus Trust Company For the Benefit of Affiliated Managers Group, Inc. 401(K) P.O. Box 10758 Fargo, North Dakota 58106	31.17%

BNYM I S Trust Co. Cust. Rollover IRA William M. Dutton 845 South Elm Street Hinsdale, Illinois 60521-4511	20.05%

Mark Odegard FBO Skyline Asset Management LP 401(K) 120 South LaSalle Street Chicago, Illinois 60603	17.28%

Nabank & Co. P.O. Box 2180 Tulsa, Oklahoma 74101	9.93%

BNYM I S Trust Co. Cust. IRA FBO Mark N. Odegard c/o Skyline Asset Management LP 120 South LaSalle Street Chicago, Illinois 60603	8.53%

Matrix Trust Company As Agent for Newport Trust Company Chase Corporation Deferred Salary S 35 Iron Point Circle, Suite 300 Folsom, California 95630	7.67%

Emerging Markets Small Cap Fund

Class N

Name and Address	Percentage Ownership
BNYM I S Trust Co. Cust. Rollover IRA Judy L. Drascic 124 Satulah Circle Venice, Florida 34293-5955	40.01%

BNYM I S Trust Co. Cust. Rollover IRA Julie A. Walsh 2606 Long Boat Court North Ponte Vedra Beach, Florida 32082	29.43%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	17.91%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	8.63%

Class I

Name and Address	Percentage Ownership
Tremont Partners LLC Defined Benefit Plan 639 East Ocean Avenue, Suite 309 Boynton Beach, Florida 33435	95.87%

Class Z

Name and Address	Percentage Ownership
K T Investments II LLC* 639 East Ocean Avenue, Suite 309 Boynton Beach, Florida 33435	31.32%

Stephen Green c/o TimesSquare Capital Management LLC 7 Times Square, 42nd Floor New York, New York 10036	22.70%

Ian A. Rosenthal c/o TimesSquare Capital Management LLC 7 Times Square, 42nd Floor New York, New York 10036	22.70%

Grant R. Babyak and Nicole Abbatecola JTWROS c/o TimesSquare Capital Management LLC 7 Times Square, 42nd Floor New York, New York 10036	10.47%

Global Small Cap Fund

Class N

Name and Address	Percentage Ownership
AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149	70.76%

Aleksandar Dogandzic 1321 Upland Drive, Apartment 10915 Houston, Texas 77043	24.55%

Class I

Name and Address	Percentage Ownership
AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830-7149	100.00%

Class Z

Name and Address	Percentage Ownership
Grant R. Babyak and Nicole Abbatecola JTWROS* c/o TimesSquare Capital Management LLC 7 Times Square, 42nd Floor New York, New York 10036	46.70%

Nicole Abbatecola Trust Babyak Family Trust c/o TimesSquare Capital Management LLC 7 Times Square, 42nd Floor New York, New York 10036	17.01%

Kenneth C. Duca and Kristen J. Duca JTWROS c/o TimesSquare Capital Management LLC 7 Times Square, 42nd Floor New York, New York 10036	15.62%

TimesSquare Capital Management LLC A Partnership 7 Times Square, 42nd Floor New York, New York 10036	8.00%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Funds as of March 31, 2020, and therefore may be presumed to “control” such Funds under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of March 31, 2020 “controlled” (within the meaning of the 1940 Act) any of the Funds. A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Management Ownership

As of April 1, 2020, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadviser

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Funds. The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

The assets of each Fund are managed by a Subadviser selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager recommends Subadvisers for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadviser’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadviser, and the Investment Manager does not expect to make frequent changes of Subadvisers. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisers for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. A portion of the investment management fee paid by each Fund to the Investment Manager is used to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because GW&K Investment Management, LLC (“GW&K”), The Renaissance Group LLC (“Renaissance”) and TimesSquare Capital Management, LLC (“TimesSquare”) are affiliates of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by these Subadvisers.

The Subadviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objective, policies and restrictions. Generally, the services that the Subadviser provides to the Funds are limited to asset management and related recordkeeping services.

The Subadviser or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Funds’ Subadvisers participates. For underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory or other accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisers (each a “Subadvisory Agreement” and collectively the “Subadvisory Agreements”).

The Investment Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement, the Subadvisory Agreements with GW&K with respect to the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund; the Subadvisory Agreement with Renaissance with respect to the Large Cap Growth Fund; and the

Subadvisory Agreement with TimesSquare with respect to the International Small Cap Fund, Emerging Markets Small Cap Fund, and Global Small Cap Fund may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of each Subadvisory Agreement) by the Subadviser on 60 days’ written notice to the other party. The Subadvisory Agreement with TimesSquare with respect to the Small Cap Growth Fund and the Mid Cap Growth Fund and the Subadvisory Agreement with Skyline Asset Management, L.P. (“Skyline”) with respect to the Special Equities Fund may be terminated, at anytime without penalty, by the Investment Manager at anytime upon notice to the Subadviser and the Trust, by the Trust or by vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) on notice to the Subadviser, or by the Subadviser upon 30 days’ written notice to the Investment Manager and the Trust.

The Investment Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory services:

•

developing and furnishing continuously an investment program and strategy for each Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each Fund;

•

determining (subject to the overall supervision and review of the Board) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents; and

•	making changes on behalf of the Trust in the investments of the Funds.

Under the Subadvisory Agreements, each Subadviser manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective, policies, and investment restrictions. The Subadvisers provide these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadviser to its Fund will not be exclusive under the terms of the Subadvisory Agreements, and the Subadviser will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadvisers, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by each Subadviser of its obligations to a Fund, including without limitation analysis and review of portfolio and other compliance matters and a review of each Subadviser’s investment performance in respect of a Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement with a Subadviser and annual consideration of each Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of any Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

Each Fund pays all expenses not borne by the Investment Manager or Subadvisers including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of each Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisers or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisers to provide fair and equitable treatment to the respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisers to acquire for the Funds a position in any investment that any of the Subadvisers’ other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisers make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadviser. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit each Fund.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Funds or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreements with GW&K with respect to the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund and the Subadvisory Agreement with Renaissance with respect to the Large Cap Growth Fund provide that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreements, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreements. The Subadvisory Agreements with TimesSquare with respect to the Small Cap Growth Fund, the Mid Cap Growth Fund, the International Small Cap Fund, the Emerging Markets Small Cap Fund, and the Global Small Cap Fund, and the Subadvisory Agreement with Skyline with respect to the Special Equities Fund, provide that the Subadvisers shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreements, except by reason of the Subadvisers’ willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisers’ reckless disregard of its obligations and duties under the Subadvisory Agreements.

The Trust may rely on an exemptive order from the SEC that permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisers for the Funds, change the terms of the subadvisory agreement for an unaffiliated subadviser, or continue the employment of an unaffiliated subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadviser to the Funds without approval of the Board of Trustees and, to the extent required by the 1940 Act, shareholder approval. Affiliated subadvisers selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and the Subadvisers

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee

Small Cap Core Fund	0.70%

Small/Mid Cap Fund	0.65%

Municipal Enhanced Yield Fund	0.45%

Municipal Bond Fund	0.35% for the first $25,000,000, 0.30% for the next $25,000,000, 0.25% for the next $50,000,000, and 0.20% in excess of $100,000,000

Large Cap Growth Fund	0.55% for the first $50,000,000, 0.50% for the next $25,000,000, 0.45% for the next $25,000,000, and 0.40% on amounts in excess of $100,000,000

Small Cap Growth Fund	0.79%

Mid Cap Growth Fund	0.79%

International Small Cap Fund	0.75%

Emerging Markets Small Cap Fund	0.95%

Special Equities Fund	0.73%

Global Small Cap Fund	0.70%

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay each Subadviser a portion of the investment management fee (net of all mutually agreed-upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadviser manages. The fee paid to each Subadviser is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

With respect to each of the Municipal Enhanced Yield Fund, Small Cap Core Fund, Small/Mid Cap Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Emerging Markets Small Cap Fund, Global Small Cap Fund, and Special Equities Fund, the Subadviser has agreed to reimburse the Investment Manager for certain fees and expenses incurred by the Investment Manager or Distributor on behalf of the Fund, by the Investment Manager, or by the Distributor, which may include, but are not limited to, administration fees, shareholder servicing fees and distribution-related expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager by the Municipal Bond Fund, Small Cap Core Fund, Municipal Enhanced Yield Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Small/Mid Cap Fund, Special Equities Fund and Emerging Markets Small Cap Fund for advisory services for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, and the Global Small Cap Fund for the period from May 31, 2018 (the date the Fund commenced operations) through December 31, 2018 and the fiscal year ended December 31, 2019, are as follows. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager. The amounts shown reflect, in part, the Small Cap Core Fund’s, the Municipal Enhanced Yield Fund’s, the Small/Mid Cap Fund’s, the Large Cap Growth Fund’s, the Small Cap Growth Fund’s, the Mid Cap Growth Fund’s and the Special Equities Fund’s previous investment management fee(s) of 0.75%, 0.50%, 0.75%, 0.55%, 0.85%, 0.85%, and 0.90%, respectively.

Fund	Total	Waived/Reimbursed*	Net
Municipal Bond Fund
Fiscal Year Ended December 31, 2019	$2,059,847	$0	$2,059,847
Fiscal Year Ended December 31, 2018	$2,186,356	$0	$2,186,356
Fiscal Year Ended December 31, 2017	$2,102,015	$0	$2,102,015

Small Cap Core Fund
Fiscal Year Ended December 31, 2019	$2,974,885	$0	$2,974,885
Fiscal Year Ended December 31, 2018	$3,882,611	$0	$3,882,611
Fiscal Year Ended December 31, 2017	$3,467,084	$0	$3,467,084

Small/Mid Cap Fund
Fiscal Year Ended December 31, 2019	$1,082,972	$0	$1,082,972
Fiscal Year Ended December 31, 2018	$797,030	$0	$797,030
Fiscal Year Ended December 31, 2017	$84,418	$0	$84,418

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2019	$1,111,711	$0	$1,111,711
Fiscal Year Ended December 31, 2018	$984,786	$0	$984,786
Fiscal Year Ended December 31, 2017	$1,047,912	$0	$1,047,912

Large Cap Growth Fund
Fiscal Year Ended December 31, 2019	$516,246	$0	$516,246
Fiscal Year Ended December 31, 2018	$674,663	$0	$674,663
Fiscal Year Ended December 31, 2017	$601,712	$0	$601,712

Small Cap Growth Fund
Fiscal Year Ended December 31, 2019	$6,689,197	$0	$6,689,197
Fiscal Year Ended December 31, 2018	$9,408,879	$0	$9,408,879
Fiscal Year Ended December 31, 2017	$9,537,155	$0	$9,537,155

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2019	$15,145,554	$0	$15,145,554
Fiscal Year Ended December 31, 2018	$16,348,167	$1,567	$16,346,600
Fiscal Year Ended December 31, 2017	$16,890,542	$12,258	$16,878,284

International Small Cap Fund
Fiscal Year Ended December 31, 2019	$8,411,291	$0	$8,411,291
Fiscal Year Ended December 31, 2018	$8,391,933	$0	$8,391,933
Fiscal Year Ended December 31, 2017	$2,405,680	$0	$2,405,680

Emerging Markets Small Cap Fund
Fiscal Year Ended December 31, 2019	$54,603	$0	$54,603
Fiscal Year Ended December 31, 2018	$60,775	$0	$60,775
Fiscal Year Ended December 31, 2017	$53,683	$0	$53,683

Special Equities Fund
Fiscal Year Ended December 31, 2019	$4,179,594	$0	$4,179,594
Fiscal Year Ended December 31, 2018	$8,544,648	$0	$8,544,648
Fiscal Year Ended December 31, 2017	$10,374,738	$0	$10,374,738

Global Small Cap Fund
Fiscal Year Ended December 31, 2019	$13,393	$0	$13,393
Period Ended December 31, 2018	$7,292	$0	$7,292

*

As further described under “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below, an investor may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”). The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager that compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. The Investment Manager has voluntarily agreed to waive or reimburse a portion of its management fee in the amount of the cash payments it receives under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Any such voluntary waiver or reimbursement is not recoverable by the Investment Manager from a Fund under the expense limitations described under “Expense Limitations” below. See “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below for more information on the JPMorgan Fund and the Service Agreement and Supplemental Payment Agreement.

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to the Subadviser for subadvisory services with respect to the Municipal Bond Fund, Small Cap Core Fund, Municipal Enhanced Yield Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Small/Mid Cap Fund, Special Equities Fund and Emerging Markets Small Cap Fund for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, and the Global Small Cap Fund for the period from May 31, 2018 (the date the Fund commenced operations) through December 31, 2018 and the fiscal year ended December 31, 2019, are as follows. A Subadviser may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by a Subadviser may be terminated or reduced in amount at any time and solely in the discretion of the Subadviser concerned.

Municipal Bond Fund
Fiscal Year Ended December 31, 2019	$1,073,674
Fiscal Year Ended December 31, 2018	$1,136,928
Fiscal Year Ended December 31, 2017	$1,094,758

Small Cap Core Fund
Fiscal Year Ended December 31, 2019	$2,549,902
Fiscal Year Ended December 31, 2018	$3,327,952
Fiscal Year Ended December 31, 2017	$2,976,662

Small/Mid Cap Fund
Fiscal Year Ended December 31, 2019	$916,361
Fiscal Year Ended December 31, 2018	$674,410
Fiscal Year Ended December 31, 2017	$71,489

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2019	$864,664
Fiscal Year Ended December 31, 2018	$765,944
Fiscal Year Ended December 31, 2017	$818,904

Large Cap Growth Fund
Fiscal Year Ended December 31, 2019	$363,090
Fiscal Year Ended December 31, 2018	$443,581
Fiscal Year Ended December 31, 2017	$401,319

Small Cap Growth Fund
Fiscal Year Ended December 31, 2019	$5,842,463
Fiscal Year Ended December 31, 2018	$8,217,881
Fiscal Year Ended December 31, 2017	$8,415,137

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2019	$13,228,396
Fiscal Year Ended December 31, 2018	$14,278,779
Fiscal Year Ended December 31, 2017	$14,903,419

International Small Cap Fund
Fiscal Year Ended December 31, 2019	$7,289,786
Fiscal Year Ended December 31, 2018	$7,273,009
Fiscal Year Ended December 31, 2017	$2,084,923

Emerging Markets Small Cap Fund
Fiscal Year Ended December 31, 2019	$48,855
Fiscal Year Ended December 31, 2018	$54,377
Fiscal Year Ended December 31, 2017	$48,032

Special Equities Fund
Fiscal Year Ended December 31, 2019	$3,549,792
Fiscal Year Ended December 31, 2018	$7,257,098
Fiscal Year Ended December 31, 2017	$8,848,464

Global Small Cap Fund
Fiscal Year Ended December 31, 2019	$11,479
Period Ended December 31, 2018	$6,250

Expense Limitations

From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from a Fund and/or pay or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or pay or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadviser of all or a portion of the fees it would otherwise be entitled to receive from the Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The tables below and, if applicable, the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of each Fund’s Prospectus reflect the impact of the Fund’s contractual expense limitations, if any, in effect during the periods shown. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover such amounts from the Fund provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the Fund’s Prospectus) to exceed either (i) the expense limitation in effect at the time such amounts were paid, waived or reimbursed, or (ii) the expense limitation in effect at the time of such repayment by the Fund. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

All fees waived and/or expenses reimbursed to (or repayments by) the Municipal Bond Fund, Small Cap Core Fund, Municipal Enhanced Yield Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Special Equities Fund, Small/Mid Cap Fund and Emerging Markets Small Cap Fund for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, and the Global Small Cap Fund for the period from May 31, 2018 (the date the Fund commenced operations) through December 31, 2018 and the fiscal year ended December 31, 2019, are as follows:

Municipal Bond Fund
Fiscal Year Ended December 31, 2019	$651,229
Fiscal Year Ended December 31, 2018	$604,775
Fiscal Year Ended December 31, 2017	$703,359

Small Cap Core Fund
Fiscal Year Ended December 31, 2019	$48,563
Fiscal Year Ended December 31, 2018	$(13,140)
Fiscal Year Ended December 31, 2017	$50,063

Small/Mid Cap Fund
Fiscal Year Ended December 31, 2019	$68,437
Fiscal Year Ended December 31, 2018	$67,647
Fiscal Year Ended December 31, 2017	$85,512

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2019	$220,347
Fiscal Year Ended December 31, 2018	$186,327
Fiscal Year Ended December 31, 2017	$232,286

Large Cap Growth Fund
Fiscal Year Ended December 31, 2019	$159,989
Fiscal Year Ended December 31, 2018	$167,279
Fiscal Year Ended December 31, 2017	$152,975

Small Cap Growth Fund
Fiscal Year Ended December 31, 2019	$0
Fiscal Year Ended December 31, 2018	$0
Fiscal Year Ended December 31, 2017	$0

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2019	$0
Fiscal Year Ended December 31, 2018	$0
Fiscal Year Ended December 31, 2017	$0

International Small Cap Fund
Fiscal Year Ended December 31, 2019	$0
Fiscal Year Ended December 31, 2018	$0
Fiscal Year Ended December 31, 2017	$(220,603)

Emerging Markets Small Cap Fund
Fiscal Year Ended December 31, 2019	$150,992
Fiscal Year Ended December 31, 2018	$140,393
Fiscal Year Ended December 31, 2017	$188,695

Special Equities Fund
Fiscal Year Ended December 31, 2019	$165,098
Fiscal Year Ended December 31, 2018	$147,194
Fiscal Year Ended December 31, 2017	$271,909

Global Small Cap Fund
Fiscal Year Ended December 31, 2019	$118,313
Period Ended December 31, 2018	$148,223

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an administration agreement between the Trust and the Investment Manager. For more information about the administration agreement, see “Administrative Services” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of December 31, 2019.

AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Municipal Bond Fund

GW&K Investment Management, LLC (“GW&K”)

GW&K has served as Subadviser to the Small Cap Core Fund and the Municipal Enhanced Yield Fund since the Funds commenced operations, and has served as Subadviser to the Municipal Bond Fund and the Small/Mid Cap Fund since the Fund’s inception. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon (“BNY”) on October 1, 2008. As of December 31, 2019, GW&K’s assets under management were approximately $42.155 billion.

Daniel L. Miller and Jeffrey W. Thibault serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Small Cap Core Fund and the Small/Mid Cap Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Daniel L. Miller, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$676	None	$0
Other Pooled Investment Vehicles	7	$1,350	None	$0
Other Accounts	4,939	$4,377	1	$115

Portfolio Manager: Jeffrey W. Thibault, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$306	None	$0
Other Pooled Investment Vehicles	2	$804	None	$0
Other Accounts	2,650	$2,680	1	$115

Nancy Angell, John Fox, Martin Tourigny and Brian Moreland serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Municipal Enhanced Yield Fund.

Nancy Angell, John Fox and Martin Tourigny serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Municipal Bond Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Nancy G. Angell, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	29,391	$27,847	None	$0

Portfolio Manager: John B. Fox, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	29,391	$27,847	None	$0

Portfolio Manager: Martin R. Tourigny, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	29,391	$27,847	None	$0

Portfolio Manager: Brian T. Moreland, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	1,351	$1,856	None	$0

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns) Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

Small Cap Core Fund:
Mr. Miller:	None
Mr. Thibault:	$10,001 to $50,000

Small/Mid Cap Fund:
Mr. Miller:	$100,001 to $500,000
Mr. Thibault:	None

Municipal Enhanced Yield Fund
Ms. Angell:	$1 to $10,000
Mr. Fox:	$500,001 to $1,000,000
Mr. Tourigny:	$100,001 to $500,000
Mr. Moreland:	None

Municipal Bond Fund:
Ms. Angell:	$50,001 to $100,000
Mr. Fox:	Over $1,000,000
Mr. Tourigny:	$100,001 to $500,000

AMG Renaissance Large Cap Growth Fund

The Renaissance Group LLC (“Renaissance”)

Renaissance has served as Subadviser to the Large Cap Growth Fund since the Fund’s inception. Renaissance operates under the name of Renaissance Investment Management and is majority owned by AMG. As of December 31, 2019, Renaissance’s assets under management were approximately $3.5 billion.

Michael E. Schroer and Andy Eng are the portfolio managers jointly and primarily responsible for the day-to-day management of the Large Cap Growth Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Michael E. Schroer
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	119	$1,771.5	1	$12.1

Portfolio Manager: Andy Eng
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	4	$2.9	None	$0

Potential Material Conflicts of Interest

Actual or potential conflicts may arise in managing the Fund and in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below.

Allocation of Investment Opportunities: If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to a variety of factors, including differing account restrictions, tax management, cash flows, and inception dates of accounts within a time period, etc. As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially Filled Transactions in Securities: Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Renaissance is unable to fill an aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis. Renaissance may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (e.g. Contradictory) Transactions in Securities: Renaissance provides investment advisory services for various clients, including the Fund, and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in a model portfolio.

Renaissance has and potentially will purchase publicly traded securities of clients, brokers and other vendors. This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio. Securities become sale candidates if they fall out of the top two quintiles of the model portfolio, or if in the opinion of the portfolio manager, they become unattractive for fundamental reasons.

Selection of Brokers/Dealers: In selecting a broker or a dealer, Renaissance may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Renaissance’s judgment of that brokers execution capabilities and/or as a result of Renaissance’s perceived value of the broker’s research services. Renaissance receives third party research through soft dollar arrangements whereby a broker purchases research from a third party on Renaissance’s behalf. Renaissance also receives proprietary research from broker dealers with whom Renaissance may or may not have a brokerage relationship. Renaissance seeks to achieve best execution through the evaluation of trade execution, clearance, settlement and research services provided by a broker. There can be no assurance that best execution can always be achieved. Renaissance does not enter into any agreements formal or otherwise regarding order flow as a result of research received. Clients should consider there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser’s receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services that Renaissance obtains from brokers may be used to service all of Renaissance’s clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Renaissance for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions: Renaissance allows its associates to trade in securities that it recommends to clients on an exception basis. These exception transactions may occur at the same time that Renaissance is holding the same or similar securities or investment products for client account portfolios. The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts. Clients should understand that these activities might create a conflict of interest between Renaissance, its associates and its clients.

Renaissance associates may also invest in mutual funds and other commingled vehicles that are managed by Renaissance. To address this potential conflict, associates must pre-clear all security transactions and provide quarterly and annual holdings statements. In addition, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Fund).

Compensation: Managing Partners and Senior Partners of Renaissance are compensated through a fixed salary and bonuses equal to a percentage of residual profits of the firm. Partners are also equity owners in the business and receive dividends allocated on a pro rata basis based upon their respective ownership percentage. The level of dividends is set as a fixed percentage of revenues. All residual profits are split between the Managing Partners and Senior Partners.

All other partners are similarly compensated except that their bonuses are determined by the Managing Partners and Senior Partners on an annual basis.

All other employees are compensated via salary and bonus arrangements. Bonuses are determined by the Managing Partners and paid based upon achievement of specific company and individual goals.

Performance Based Fees: Performance-based fees create certain inherent conflicts of interest with respect to Renaissance’s management of assets. Specifically, Renaissance’s entitlement to a performance-based fee in managing one or more accounts may create an incentive for Renaissance to take risks in managing assets that Renaissance would not otherwise take in the absence of such arrangements. In addition, since performance-based fees reward Renaissance for strong performance in accounts which are subject to such fees, Renaissance may have an incentive to favor these accounts over those that have only asset-based fees (i.e., fees based simply on the amount of assets under management in an account) with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. This potential conflict has been reduced or eliminated by employing a random trading rotation prior to trade execution to ensure all clients in Renaissance’s trading rotation have the same chance of receiving a first or last trade execution.

Portfolio Manager Compensation

Michael Schroer, Co-Portfolio Manager, is a Managing Partner of Renaissance and as such is compensated through a fixed salary, revenue sharing and a percentage of profits of the firm. Therefore, his compensation will vary along with firm assets, since his compensation is tied to revenue and profitability. None of his compensation is directly based on performance.

Andy Eng, Co-Portfolio Manager, is a Partner of Renaissance and as such is compensated through a fixed salary, revenue sharing and bonuses. Revenue share distributions are allocated on a pro rata basis, based upon the partner’s respective ownership percentage. Bonuses are based on overall contributions to the firm’s investment and business success. None of his compensation is directly based on performance.

Portfolio Managers’ Ownership of Fund Shares

Large Cap Growth Fund

Mr. Schroer: $500,001 to $1,000,000

Mr. Eng: None

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund

TimesSquare Capital Management, LLC (“TimesSquare”)

TimesSquare has day-to-day responsibility for managing each of the Small Cap Growth Fund’s, the Mid Cap Growth Fund’s, the International Small Cap Fund’s, the Emerging Markets Small Cap Fund’s and the Global Small Cap Fund’s portfolio and has managed each Fund since its inception. TimesSquare is the successor firm to TimesSquare Capital Management, Inc., which was a wholly-owned subsidiary of the CIGNA Corporation. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare. As of December 31, 2019, TimesSquare’s assets under management totaled approximately $15.38 billion.

Grant R. Babyak and Kenneth C. Duca are the portfolio managers jointly and primarily responsible for the day-to-day management of the Small Cap Growth Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$2,082.51	None	$0
Other Pooled Investment Vehicles	11	$2,329.09	None	$0
Other Accounts	92	$6,942.80	4	$302.49

Portfolio Manager: Kenneth C. Duca, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$193.79	None	$0
Other Pooled Investment Vehicles	2	$1,293.94	None	$0
Other Accounts	32	$2,016.94	None	$0

Grant R. Babyak and Ian Anthony Rosenthal are the portfolio managers jointly and primarily responsible for the day-to-day management of the Mid Cap Growth Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$719.71	None	$0
Other Pooled Investment Vehicles	11	$2,329.09	None	$0
Other Accounts	92	$6,942.80	4	$302.49

Portfolio Manager: Ian Anthony Rosenthal
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$2.12	None	$0
Other Pooled Investment Vehicles	9	$1,035.15	None	$0
Other Accounts	61	$4,925.86	4	$302.49

Magnus Larsson is the portfolio manager primarily responsible for the day-to-day management of the International Small Cap Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Magnus Larsson
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$640.87	1	$632.91
Other Pooled Investment Vehicles	5	$460.52	None	$0
Other Accounts	13	$1,522.44	2	$273.09

Caglar Somek and Magnus Larsson are the portfolio managers jointly and primarily responsible for the day-to-day management of the Emerging Markets Small Cap Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Caglar Somek
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	None	$0	None	$0

Portfolio Manager: Magnus Larsson
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,790.90	1	$623.91
Other Pooled Investment Vehicles	5	$460.52	None	$0
Other Accounts	13	$1,522.44	2	$273.09

Magnus Larsson, Grant R. Babyak and Ian Anthony Rosenthal, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the Global Small Cap Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Magnus Larsson
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	3	$1,794.63	1	$632.91
Other Pooled Investment Vehicles	5	$460.52	None	$0
Other Accounts	13	$1,522.44	2	$273.09

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$2,604.20	None	$0
Other Pooled Investment Vehicles	11	$2,329.09	None	$0
Other Accounts	92	$6,942.80	4	$302.49

Portfolio Manager: Ian Anthony Rosenthal
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$1,886.61	None	$0
Other Pooled Investment Vehicles	9	$1,035.15	None	$0
Other Accounts	61	$4,925.86	4	$302.49

Potential Material Conflicts of Interest

TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts:

As a relatively small entity, TimesSquare treats all personnel as “Access Persons.” All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $25 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $25 billion limitation is extremely effective in avoiding conflicts since TimesSquare primarily manages investment portfolios with small to mid cap market mandates with a market capitalization range below $25 billion for most clients. TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly-traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk. TimesSquare’s trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve-month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Conflict Management:

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Portfolio Manager Compensation

TimesSquare’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to our client’s investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries.

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance (and not assets under management) using both manager-relative and benchmark-relative measures over multiple time horizons. Such performance is measured over 1 and 3 year time periods versus the relative benchmarks (Russell Mid Cap Growth Index for the Mid Cap Growth Fund, Russell Small Cap Growth Index for the Small Cap Growth Fund, MSCI EAFE Small Cap Index for the International Small Cap Fund, MSCI Emerging Markets Small Cap Index for the Emerging Markets Small Cap Fund and MSCI World Small Cap Index for the Global Small Cap Fund). Performance is analyzed on a pre-tax basis.

Equity Ownership.

Senior investment professionals receive significant equity ownership in the firm, subject to a five-year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth. Currently, substantially all of TimesSquare’s senior investment professionals with tenure greater than three years retain ownership.

Portfolio Managers Ownership of Fund Shares

Small Cap Growth Fund

Mr. Babyak:	$500,001 to $1,000,000
Mr. Duca:	None

Mid Cap Growth Fund

Mr. Babyak:	$500,001 to $1,000,000
Mr. Rosenthal:	Over $1,000,000

International Small Cap Fund

Mr. Larsson:	$100,001 to $500,000

Emerging Markets Small Cap Fund

Mr. Somek:	$1 to $10,000
Mr. Larsson:	$50,001 to $100,000

Global Small Cap Fund

Mr. Larsson:	$10,001 to $50,000
Mr. Babyak:	$500,001 to $1,000,000
Mr. Rosenthal:	None

AMG Managers Skyline Special Equities Fund

Skyline Asset Management, L.P. (“Skyline”)

Skyline has day-to-day responsibility for managing the portfolio of the Special Equities Fund and has managed the Fund and the Skyline Special Equities Portfolio, a series of Skyline Funds, which was reorganized into the Fund on December 31, 2007, since 1995. Skyline is 100% wholly owned by its management team. As of December 31, 2019, Skyline’s assets under management totaled approximately $546.7 million. William F. Fiedler, Michael Maloney, and Mark N. Odegard are the portfolio managers jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: William F. Fiedler
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$52.3	None	$0

Portfolio Manager: Michael Maloney
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$52.3	None	$0

Portfolio Manager: Mark N. Odegard
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	5	$52.3	None	$0

Potential Material Conflicts of Interest

As indicated in the previous table, Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of other small cap value separate accounts other than the Fund. The side-by-side management of both the Fund and the separately managed small cap value accounts may raise potential conflicts of interest for Skyline. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. Skyline utilizes certain guidelines and procedures, discussed in the following, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

The overriding principle to be followed in applying Skyline’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. Skyline has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because Skyline believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if Skyline believes that such allocation is fair and reasonable.

In the event that Skyline’s access to an investment opportunity is limited, such as in the case of an IPO, Skyline seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

Portfolio Manager Compensation

The portfolio managers responsible for managing the Fund are all limited partners of Skyline. Their compensation comes from a combination of salary, bonus and a share of Skyline’s profits. Salary and bonus are based upon their individual contribution to the success of the Fund and Skyline. The share in Skyline’s profits is based upon their ownership percentage of Skyline Asset Management, L.P.

The portfolio managers’ salary and bonus are determined by Skyline’s executive committee, which takes into account many factors, including the portfolio manager’s contribution to the success of the Fund, contribution to Skyline’s business prospects, successful stock selection, and favorable sector weightings. Contributions in other sectors of the Fund and other areas of Skyline, such as trading, client service and retention, and asset growth, are also considered. There is no set formula for any of the above components, and an effort is made to consider a portfolio manager’s performance against the Russell 2000 Value Index, primarily for the most recent one-year period with two- and three-year performance records also considered.

Compensation is also based on the pre-tax performance of the Fund and the Fund’s assets. More specifically, it is based on the pre-tax performance and the assets under management for Skyline’s composite, which includes the Fund.

In addition, the portfolio managers are provided benefits packages that include life insurance, health insurance, and participation in Skyline’s 401(k) plan comparable to that received by other employees of Skyline.

Portfolio Manager Ownership of Fund Shares

Mr. Fiedler:	Over $1,000,000
Mr. Maloney:	Over $1,000,000
Mr. Odegard:	Over $1,000,000

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with the proxy voting policies and procedures of the Subadviser responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited. The proxy voting policies and procedures for GW&K, Renaissance, TimesSquare and Skyline are attached to this SAI as Appendix B, C, D and E, respectively. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent twelve months ended June 30 is available: (i) without charge, upon request, by calling (800) 548-4539; and (ii) on the SEC’s website at www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadvisers have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Effective October 1, 2016, the Investment Manager entered into an Amended and Restated Administration Agreement (the “Fund Administration Agreement”) with the Trust on behalf of the Funds. Under the Fund Administration Agreement, the Investment Manager also serves as administrator of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. For providing these services, each Fund pays the Investment Manager 0.15% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 60 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid under the Fund Administration Agreement by the Municipal Bond Fund, Small Cap Core Fund, Municipal Enhanced Yield Fund, Large Cap Growth Fund, Special Equities Fund, Small/Mid Cap Fund, Emerging Markets Small Cap Fund, Small Cap Growth Fund, Mid Cap Growth Fund and International Small Cap Fund for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, and the Global Small Cap Fund for the period from May 31, 2018 (the date the Fund commenced operations) through December 31, 2018 and the fiscal year ended December 31, 2019, are as follows. The amounts shown for the International Small Cap Fund reflect, in part, the Investment Manager’s contractual agreement to waive the administrative fee paid by the Fund in an amount equal to an annual rate of 0.01% from July 1, 2017 through June 30, 2018.

Municipal Bond Fund
Fiscal Year Ended December 31, 2019	$1,479,261
Fiscal Year Ended December 31, 2018	$1,574,142
Fiscal Year Ended December 31, 2017	$1,510,886

Small Cap Core Fund
Fiscal Year Ended December 31, 2019	$637,475
Fiscal Year Ended December 31, 2018	$831,988
Fiscal Year Ended December 31, 2017	$735,672

Small/Mid Cap Fund
Fiscal Year Ended December 31, 2019	$249,917
Fiscal Year Ended December 31, 2018	$183,930
Fiscal Year Ended December 31, 2017	$19,393

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2019	$370,570
Fiscal Year Ended December 31, 2018	$328,262
Fiscal Year Ended December 31, 2017	$343,518

Large Cap Growth Fund
Fiscal Year Ended December 31, 2019	$152,303
Fiscal Year Ended December 31, 2018	$210,811
Fiscal Year Ended December 31, 2017	$183,759

Small Cap Growth Fund
Fiscal Year Ended December 31, 2019	$1,270,101
Fiscal Year Ended December 31, 2018	$1,786,496
Fiscal Year Ended December 31, 2017	$1,683,027

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2019	$2,875,738
Fiscal Year Ended December 31, 2018	$3,104,082
Fiscal Year Ended December 31, 2017	$2,980,684

International Small Cap Fund
Fiscal Year Ended December 31, 2019	$1,682,258
Fiscal Year Ended December 31, 2018	$1,628,048
Fiscal Year Ended December 31, 2017	$457,653

Emerging Markets Small Cap Fund
Fiscal Year Ended December 31, 2019	$8,622
Fiscal Year Ended December 31, 2018	$9,596
Fiscal Year Ended December 31, 2017	$8,476

Special Equities Fund
Fiscal Year Ended December 31, 2019	$858,821
Fiscal Year Ended December 31, 2018	$1,755,750
Fiscal Year Ended December 31, 2017	$1,901,411

Global Small Cap Fund
Fiscal Year Ended December 31, 2019	$2,870
Period Ended December 31, 2018	$1,562

Distribution Arrangements

Under a Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of each Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed-upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of any Fund. All shares and classes of the Funds are sold without a front end or contingent deferred sales load and Class Z and Class I shares of the Funds and Class N shares of the Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund and Special Equities Fund are not subject to the expenses of any Rule 12b-1 distribution and service plan.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement remains in effect for one year from the date of its execution and thereafter from year to year, provided that each such continuance is specifically approved at least annually (i) by vote of the Trustees of the Trust and (ii) by vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any plan adopted by the Trust under Rule 12b-1 under the 1940 Act, cast in person at a meeting called for the purpose of voting on the Distribution Agreement.

With respect to sales of shares of the Funds, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. With respect to each Fund discussed in this SAI, certain programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Rule 12b-1 Distribution and Service Plan - Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund, Large Cap Growth Fund, Emerging Markets Small Cap Fund and Global Small Cap Fund Only. The Trust has adopted a Plan of Distribution with respect to the Class N shares of the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund, Large Cap Growth Fund, Emerging Markets Small Cap Fund and Global Small Cap Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges.

Pursuant to the Plan, the Funds may compensate the Distributor, brokers, dealers or other financial intermediaries (in each case, not limited to expenses incurred) for engaging, directly or indirectly, in any activity primarily intended to result in the sale of Class N shares, for the reimbursement of related expenses, and for the maintenance and personal service (“servicing”) provided to existing shareholders of that class. The Plan authorizes payments of up to 0.25% annually of each Fund’s average daily net assets attributable to Class N shares.

The portion of payments made by Class N shares of each Fund under the Plan for servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s shares of that class owned by clients of any broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described therein. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected share class, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by “the vote of a majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the applicable Fund or share class.

For the fiscal year ended December 31, 2019, the Class N shares of the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund, Large Cap Growth Fund, Emerging Markets Small Cap Fund and Global Small Cap Fund paid the following amounts under the Plan.

Municipal Bond Fund
Fiscal Year Ended December 31, 2019	$47,740

Small Cap Core Fund
Fiscal Year Ended December 31, 2019	$26,295

Small/Mid Cap Fund
Fiscal Year Ended December 31, 2019	$292

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2019	$16,746

Large Cap Growth Fund
Fiscal Year Ended December 31, 2019	$152,005

Emerging Markets Small Cap Fund
Fiscal Year Ended December 31, 2019	$77

Global Small Cap Fund
Fiscal Year Ended December 31, 2019	$91

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 111 Sander Creek Parkway 2nd Floor, East Syracuse, New York 13057, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due to the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Funds and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

Securities Lending

The Board of Trustees has approved each Fund’s participation in a securities lending program. Under the securities lending program, the Trust has retained The Bank of New York Mellon to serve as its securities lending agent.

For the fiscal year ended December 31, 2019, the income earned by the Small Cap Core Fund, Small/Mid Cap Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Emerging Markets Small Cap Fund, Special Equities Fund and Global Small Cap Fund as well as the fees and/or compensation paid by each such Fund (in dollars) pursuant to the Securities Lending Authorization Agreement between the Trust and The Bank of New York Mellon with respect to the Funds (the “Securities Lending Authorization Agreement”) were as follows. For the fiscal year ended December 31, 2019, there was no income earned by the Municipal Enhanced Yield Fund or the Municipal Bond Fund or fees and/or compensation paid by either such Fund pursuant to the Securities Lending Authorization Agreement.

	Small Cap Core Fund	Small/Mid Cap Fund
Gross income earned by the Fund from securities lending activities	$151,859.68	$30,518.51
Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$17,920.86	$4,062.95

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00

• Rebate (paid to borrower)	$52,597.13	$8,641.74

Aggregate fees/compensation paid by the Fund for securities lending activities	$70,517.99	$12,704.69

Net income from securities lending activities	$81,341.69	$17,813.82

	Large Cap Growth Fund	Small Cap Growth Fund
Gross income earned by the Fund from securities lending activities	$3,848.38	$1,208,675.78
Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$671.16	$151,928.61

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00

• Rebate (paid to borrower)	$143.68	$365,650.23

Aggregate fees/compensation paid by the Fund for securities lending activities	$814.84	$517,578.84

Net income from securities lending activities	$3,033.54	$691,096.94

	Mid Cap Growth Fund	International Small Cap Fund	Emerging Markets Small Cap Fund
Gross income earned by the Fund from securities lending activities	$754,379.79	$2,947,300.33	$1,163.92
Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$76,418.52	$461,345.34	$46.38

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00	$0.00

• Rebate (paid to borrower)	$337,859.62	$412,430.49	$908.99

Aggregate fees/compensation paid by the Fund for securities lending activities	$414,278.14	$873,775.83	$955.37

Net income from securities lending activities	$340,101.65	$2,073,524.50	$208.55

	Special Equities Fund	Global Small Cap Fund
Gross income earned by the Fund from securities lending activities	$314,713.15	$1,210.33
Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to The Bank of New York Mellon from a revenue split	$20,457.60	$195.80

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0.00	$0.00

• Administrative fees not included in a revenue split	$0.00	$0.00

• Indemnification fees not included in a revenue split	$0.00	$0.00

• Rebate (paid to borrower)	$203,575.19	$132.56

Aggregate fees/compensation paid by the Fund for securities lending activities	$224,032.79	$328.36

Net income from securities lending activities	$90,680.36	$881.97

For the fiscal year ended December 31, 2019, The Bank of New York Mellon, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers; (ii) monitoring daily the value of the loaned securities and collateral; (iii) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) negotiating loan terms, including, but not limited to, the amount of any loan premium; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing; (viii) carrying out instructions of clients with respect to dividend activity and material proxy votes; and (ix) arranging for return of loaned securities to the Fund at loan termination.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadviser places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadviser to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadviser is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Subadviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadviser. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisers with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadvisers where legally and contractually permissible.

The revised EU Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that a Subadviser subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where the Subadviser is prohibited from causing its other client accounts to do so, including where the Subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, a Fund would bear the additional amounts for the research services and the Fund’s Subadviser’s other client accounts would not, although the Subadviser’s other client accounts might nonetheless benefit from those research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadviser.

The fees of each Subadviser are not reduced by reason of its receipt, if any, of such brokerage and research services. Generally, a Subadviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager may request that a Subadviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Aggregate brokerage commissions paid by the Municipal Bond Fund, Small Cap Core Fund, Municipal Enhanced Yield Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Special Equities Fund, Small/Mid Cap Fund and Emerging Markets Small Cap Fund for the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, and the Global Small Cap Fund for the period from May 31, 2018 (the date the Fund commenced operations) through December 31, 2018 and the fiscal year ended December 31, 2019, are as follows:

Municipal Bond Fund
Fiscal Year Ended December 31, 2019	$0
Fiscal Year Ended December 31, 2018	$0
Fiscal Year Ended December 31, 2017	$0

Small Cap Core Fund
Fiscal Year Ended December 31, 2019	$153,896
Fiscal Year Ended December 31, 2018	$191,555
Fiscal Year Ended December 31, 2017	$162,916

Small/Mid Cap Fund*
Fiscal Year Ended December 31, 2019	$60,271
Fiscal Year Ended December 31, 2018	$67,410
Fiscal Year Ended December 31, 2017	$24,312

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2019	$0
Fiscal Year Ended December 31, 2018	$0
Fiscal Year Ended December 31, 2017	$0

Large Cap Growth Fund
Fiscal Year Ended December 31, 2019	$29,185
Fiscal Year Ended December 31, 2018	$49,005
Fiscal Year Ended December 31, 2017	$32,202

Small Cap Growth Fund
Fiscal Year Ended December 31, 2019	$1,171,170
Fiscal Year Ended December 31, 2018	$1,398,584
Fiscal Year Ended December 31, 2017	$1,346,852

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2019	$1,435,751
Fiscal Year Ended December 31, 2018	$1,320,261
Fiscal Year Ended December 31, 2017	$1,377,299

International Small Cap Fund**
Fiscal Year Ended December 31, 2019	$1,150,827
Fiscal Year Ended December 31, 2018	$1,913,316
Fiscal Year Ended December 31, 2017	$1,015,306

Emerging Markets Small Cap Fund
Fiscal Year Ended December 31, 2019	$28,209
Fiscal Year Ended December 31, 2018	$24,651
Fiscal Year Ended December 31, 2017	$21,408

Special Equities Fund
Fiscal Year Ended December 31, 2019	$789,519
Fiscal Year Ended December 31, 2018	$888,199
Fiscal Year Ended December 31, 2017	$1,420,622

Global Small Cap Fund
Fiscal Year Ended December 31, 2019	$2,380
Period Ended December 31, 2018	$1,931

*

The increase in brokerage fees paid by the Small/Mid Cap Fund for the fiscal years ended December 31, 2018 and December 31, 2019 from the fiscal year ended December 31, 2017 was the result of an increase in Fund assets.

**

The increase in brokerage fees paid by the International Small Cap Fund for the fiscal year ended December 31, 2018 from the fiscal years ended December 31, 2017 and December 31, 2019 was the result of changes in Fund assets.

Brokerage Recapture Arrangements

For certain Funds, the Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadviser.

Affiliated Brokerage

Certain affiliates of Raymond James & Associates may be deemed to be affiliated persons of the Small Cap Growth Fund because of their record ownership of the Fund. For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, the Fund paid brokerage commissions to such broker-dealer affiliates of $35,211, $44,499, and $17,591, respectively. For the fiscal year ended December 31, 2019, 1.5% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended December 31, 2019, 1.13% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

Certain affiliates of Wells Fargo Company may be deemed to be affiliated persons of the Mid Cap Growth Fund because of their record ownership of the Fund. For the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, the Fund paid brokerage commissions to such broker-dealer affiliates of $32,339, $59,589, and $41,199, respectively. For the fiscal year ended December 31, 2019, 2.87% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended December 31, 2019, 2.55% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in each Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

The Investment Manager, the Subadviser, and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

Certain investors may purchase or sell a Fund’s shares through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”) that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. Each Fund has authorized one or more Financial Intermediaries to (i) receive purchase and redemption orders on its behalf and (ii) designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or an authorized Financial Intermediary’s authorized designee receives the order. These orders will be priced at a Fund’s NAV next calculated after they are so received by an authorized Financial Intermediary or such Financial Intermediary’s authorized designee and accepted by the Fund. The Funds may from time to time make payments to Financial Intermediaries for certain services, such as account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services. Investors who do not wish to receive the services of a Financial Intermediary may consider investing directly with the Trust. Shares held through a Financial Intermediary may be transferred into the investor’s name by contacting the Financial Intermediary or the Transfer Agent. Certain Financial Intermediaries may receive compensation from the Investment Manager, a Subadviser and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time at the address listed in the Funds’ current Prospectuses on any day that the NYSE is open for business will receive the NAV computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund(s) will also receive that day’s offering price, provided that the orders the processing organization transmits to the Fund(s) were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the applicable Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds I, AMG Funds II, AMG Funds III or AMG Funds IV, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the NAV determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the NAV determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in each Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions the shareholder makes; or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

A Fund may pay all or a portion of redemption proceeds with a distribution in kind of its portfolio securities, in lieu of cash, in conformity with applicable law, when such payment is in the best interest of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

A Fund or the Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the account of a “Specified Adult” (as that term is defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Exchange of Shares

As described in each Fund’s Prospectus, an investor may exchange shares of a Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Fund (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of the Fund through the Investment Manager. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to U.S. federal income tax may recognize capital gains or losses on the exchange for U.S. federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in each Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily NAV of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of a Fund’s shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See each Fund’s current Prospectus for more information.

Net Asset Value

Each Fund computes its NAV for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the OTC market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price as of the close of the regular trading hours of the primary market or the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities. In addition, if a foreign exchange or market is closed on a day when the NYSE is open, the value of a security that is traded in the affected foreign exchange or market is the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities, if available, or the last value assigned to the security on the immediately preceding valuation date (unless such value is deemed to be unreliable). Unless a foreign equity security is valued in accordance with the Trust’s procedures for fair valuation of foreign securities, a foreign equity security for which there are no reported sales on the valuation date may be valued at the last quoted bid price or the exchange mean price. Fixed-income securities purchased with a remaining maturity exceeding 60 days are valued at the mean between the evaluated bid and ask prices (the “evaluated mean price”) or evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. In addition, foreign fixed-income securities purchased with a remaining maturity exceeding 60 days may be valued in accordance with the Trust’s procedures for fair valuation of foreign securities. Fixed-income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. With respect to foreign equity securities and foreign fixed-income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. Notwithstanding the foregoing, foreign currency exchange contracts, subscription stock rights and other redeemable securities with predetermined values, shares of open-end registered investment companies (excluding ETFs), foreign currencies, IPOs, financial derivatives, and securities halted or delisted due to a corporate action will be valued in accordance with each Fund’s valuation procedures adopted from time to time. The Funds’ portfolio instruments are generally valued using independent pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Funds—in General

Each Fund has elected (or intends to elect) to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to qualify as such and to be so treated, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income to a Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in paragraph (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such taxable year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss

(defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. A Fund must apply such carryforwards first against gains of the same character.

Taxation of the Funds’ Investments

Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by selling of portfolio obligations including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders” below) than if a Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible, each Fund, and in particular the Municipal Enhanced Yield Fund, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If a Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-Related Securities. Certain of the Funds may invest directly or indirectly (e.g. through REITs) in residual interests in REMICs, including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Foreign Currencies, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of options contracts, futures contracts, foreign currency forward contracts, swap agreements and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to sell other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives might also affect the amount, timing, or character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, forward contracts, swaps, credit default swaps, short sales, securities loans or other similar transactions, and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund, if any, in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to the Funds of certain transactions under the straddle rules remain unclear.

Foreign Currency Transactions and Hedging. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any) the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to that Fund’s shareholders. However, in certain circumstances, a Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “Federal Income Taxation of Shareholders,” below.

Investments in Other RICs. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), as well as certain investments in REITs, can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. Qualified dividend income and the dividends-received deduction are described below.

Taxation of Certain Investments. Including as described above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Foreign Taxes. Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled separately to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (defined below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income, if any, and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by a Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. The Municipal Enhanced Yield Fund and Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from PFICs and REITs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Municipal Enhanced Yield Fund and Municipal Bond Fund do not expect a significant portion of their distributions to be eligible for the dividends-received deduction.

The Municipal Enhanced Yield Fund intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund for U.S. federal income tax purposes (“exempt-interest dividends”). A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from U.S. federal income tax under Section 103(a) of the Code. The Municipal Enhanced Yield Fund intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. In addition, an investment in the Municipal Enhanced Yield Fund may result in liability for U.S. federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Municipal Enhanced Yield Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. Further, exempt-interest dividends paid by a Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal alternative minimum tax calculation. Individual and corporate shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Fund. The Municipal Enhanced Yield Fund may invest up to 50% of its net assets in bonds that generate income potentially subject to the alternative minimum tax. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding Capital Gain Dividends. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are generally included in income for purposes of determining the amount of benefits that are taxable.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. If shares of the Municipal Bond Fund or the Municipal Enhanced Yield Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Upon the sale, exchange or redemption of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder sold, exchanged or redeemed. See the Funds’ Prospectuses for more information.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITS may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than- 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Each Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends, and interest-related dividends).

Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in a Fund.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISER ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust (the “By-Laws”) are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every note, bond, contract, instrument, certificate or undertaking made on behalf of a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds. Nothing in the Declaration of Trust shall protect any Trustee from any liability that arises from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. The Declaration of Trust also provides that all third persons shall look solely to the assets of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated and except with respect to any matter as to which a Trustee or officer, including a person who serves at the Trust’s request as a director, officer or trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”) shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, the Trust’s Declaration of Trust provides that a Covered Person is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of two classes of shares of the Municipal Bond Fund—Class N and Class I shares. The Trustees have authorized the issuance of three classes of shares of each of the Small Cap Core Fund, Small/Mid Cap Fund, Municipal Enhanced Yield Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, International Small Cap Fund, Emerging Markets Small Cap Fund, Global Small Cap Fund, and Special Equities Fund—Class N, Class I and Class Z shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value) of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each Fund represents an equal proportionate interest in such Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights. The rights of redemption and exchange are described in each Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Conduct of the Trust’s Business

Forum for Adjudication of Disputes. The By-Laws provide that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Massachusetts Business Corporation Act or the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or any agreement contemplated by any provision of the 1940 Act, the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than in a federal or state court sitting within the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The By-Laws contain provisions regarding derivative and direct claims of shareholders. As used in the By-Laws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article 11 of the By-Laws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, are considered a “derivative” claim as used in the By-Laws.

A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. The Trustees shall consider such demand within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or any series or class of shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an “interested person” (as that term is defined in the 1940 Act) will be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.

Additional Information

This SAI and each Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined on the SEC’s website at www.sec.gov.

Statements contained in this SAI and each Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in each Fund’s Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. Each Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2019 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from each Fund’s Annual Report for the fiscal year ended December 31, 2019, are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.amgfunds.com or the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

S&P GLOBAL RATINGS AND MOODY’S INVESTORS SERVICE, INC.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P Global Ratings

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L:	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p:	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim:	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t:	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir:	This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*:	This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G:	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi:	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr:	The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q:	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

APPENDIX B

GW&K INVESTMENT MANAGEMENT,LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2019

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I. Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)	Conduct in-depth proxy research;

2)	Process and vote proxies in connection with securities held by GW&K’s clients;

3)	Maintain appropriate records of proxy statements, research, and recommendations;

4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

5)	Complete other proxy related administrative functions.

II. Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1)	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2)	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3)	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4)	Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5)	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6)	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III. Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV. Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

V. Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

2)	Proxy statements, research, recommendations, and records of each vote;

3)	Client written requests for proxy voting information and applicable responses by GW&K.

VI. Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

APPENDIX C

RENAISSANCE

INVESTMENT MANAGEMENT

PROXY VOTING POLICIES

AND PROCEDURES

DECEMBER 27, 2019

Renaissance

Investment Management

PROXY VOTING POLICIES

AND PROCEDURES

December 27, 2019

50 EAST RIVER CENTER BOULEVARD ∎ SUITE 1200

COVINGTON, KY 41011 ∎ 800.837. 3863 ∎ 513.723.4500 ∎ FAX 513.723.4512 ∎ www.reninv.com

TABLE OF CONTENTS

INTRODUCTION		4

I.	Policy	4

II.	Voting Guidelines	4

III.	Proxy Conflict Committee	6

IV.	Proxy Voting Procedures	6

V.	Conflicts of Interest	7

VI.	Form ADV Part 2A Disclosure	8

VII.	Oversight	8

VIII.	Recordkeeping	9

Summary of Renaissance’s Proxy Voting Policy and Procedures		11

INTRODUCTION

Renaissance Investment Management (hereafter “Renaissance”) has a responsibility to the vote proxies of client securities under its management solely in the best interest of its clients, if Renaissance has been delegated proxy-voting responsibility by the client. This policy contains Renaissance’s policies and procedures for the voting of client proxies. This policy is incorporated into and made part of the Renaissance Compliance Policies & Procedures Manual by reference.

I.	POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are exercised in a proper and timely manner. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

Since client accounts could hold stocks or other securities with voting rights, clients often have the right to cast votes at the corporate issuers’ shareholder meetings. However, since shareholders often do not attend shareholder meetings, they have the right to cast their votes by “proxy.” In these cases, Renaissance’s clients either will retain proxy-voting authority or will contractually delegate it to us. If a client has contractually delegated proxy-voting authority to us, our Proxy Agent (defined below) will vote proxies for that client. If the client retains proxy-voting authority, the client will receive proxy-voting meeting solicitations directly from the custodian, and the client can contact us with any questions about a particular proxy meeting using the contact information provided at the end of this policy. It is the client’s responsibility to notify their custodian to send ballots to their address and monitor the receipt of proxies, if Renaissance is not contractually responsible for voting the client’s proxies.

If clients have delegated proxy-voting authority to us, as an investment adviser and fiduciary of client assets, we have implemented proxy-voting policies and procedures intended to protect the value of shareholder investments and designed to reasonably ensure that our Proxy Agent or we vote proxies in the best interest of clients. In voting proxies, we seek to both maximize the long-term value of clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s).

Reference:	Investment Advisors Act of 1940, Rule 206(4)-6
Investment Company Act of 1940, Rule 20a-1

II.	VOTING GUIDELINES

Renaissance has contracted with an independent third-party proxy agent (hereafter “Proxy Agent”) for proxy-voting system usage/record retention and corporate governance services, which specializes in providing a variety of services related to proxy voting. The Proxy Agent has retained, with Renaissance’s approval, a third-party proxy recommendation service (hereafter “Proxy Recommendation Service”).

Specifically, we have retained the Proxy Agent to:

•	Execute proxy votes using the proxy-voting recommendations provided by the Proxy Recommendation Service; and,

•	Maintain the records necessary to track proxy-voting materials, the research used to make proxy-voting decisions, as well as the proxy-voting actions taken for each client account.

Specifically, we have retained the Proxy Recommendation Service to:

•	Research and provide proxy-voting recommendations to the Proxy Agent to enable them to execute the proxy vote in a timely manner.

We have adopted the current proxy-voting policy guidelines available through the Proxy Recommendation Service as our own and will vote proxies for clients, who have given us proxy-voting authority, according to those policy guidelines. Three sets of proxy guidelines are available to clients through the Proxy Recommendation Service:

(i)	The Standard Detailed Policy guidelines, overlaid by the Investment Manager Policy;

(ii)	A Taft-Hartley Policy that is in compliance with the AFL-CIO guidelines, which overlays the Standard Detailed Policy guidelines; and,

(iii)	A policy incorporating the MacBride Principles, which overlays the Standard Detailed Policy guidelines in conjunction with the Investment Manager Policy.

Standard Detailed Policy: Renaissance uses the Standard Detailed proxy-voting guidelines provided by the Proxy Recommendation Service in conjunction with the Investment Manager Policy, unless the client provides written direction to the contrary, or the client is a direct-managed Taft-Hartley client. This proxy policy focuses on voting proxy ballots with the goal of ensuring corporate stock price is maximized.

Taft-Hartley Policy: Renaissance maintains and utilizes a Taft-Hartley voting policy provided by the Proxy Recommendation Service for direct-managed Taft-Hartley clients, unless Renaissance is provided with written direction to the contrary. Direct-managed Municipal Police and Firefighter clients are considered Taft-Hartley clients for proxy-voting guideline purposes and their proxies will be voted using Taft-Hartley guidelines in conjunction with the Standard Detailed Policy, unless the client or their agent provides written direction to the contrary. Non-Taft-Hartley direct-managed clients can request that the Taft-Hartley Policy be used for their account(s), upon written instruction to Renaissance; otherwise, their proxies will be voted using the Standard Detailed Policy in conjunction with the Investment Manager Policy.

MacBride Principles: Renaissance also can utilize the MacBride Principles for direct-managed clients upon written client request. The MacBride Principles objective requires employers in Northern Ireland not to discriminate in their hiring, promotion or termination practices based on religion or ethnicity. The MacBride Principles policy is an addendum to the Standard Detailed Policy in conjunction with the Investment Manager Policy.

Upon request, Renaissance will provide a written copy of any of the proxy-voting guidelines applicable to the client’s account(s). Clients should direct requests to:

Renaissance Investment Management

Attn: Compliance Dept.

50 East RiverCenter Blvd., Suite 1200

Covington, KY 41011

E-mail: compliance@reninv.com

Phone: 513-723-4500

Clients with Customized Proxy Policies: Clients who wish to provide Renaissance with a customized proxy policy to utilize for their proxy-voting ballots could be charged an additional fee to cover the cost of voting a customized policy. This is negotiable and the amount of the fee may depend on the total assets under management of the client account(s).

Wrap/SMA Program Sponsored Clients: The Standard Detailed Policy (profit maximization policy), in conjunction with the Investment Manager Policy, will be used for all Wrap/SMA Sponsor clients, unless Renaissance receives written instruction from an individual Wrap/SMA sponsor client, the Sponsor of the Wrap/MSA program or the Wrap/SMA Sponsor client’s agent on their behalf.

UMA Program Sponsored Clients: Renaissance is not responsible for the voting of proxies for clients in UMA Sponsor Programs, unless per contractual agreement with the UMA Sponsor. The Standard Detailed Policy (profit maximization policy), in conjunction with the Investment Manager Policy, will be used for all UMA Sponsor clients covered under such agreement, unless Renaissance receives written instruction from an individual UMA Sponsor client, the UMA Sponsor, or the UMA Sponsor client’s agent on their behalf.

Associate/Family Accounts: Renaissance is not contractually obligated to vote proxies for associate/family accounts that receive the associate discounted fee rate unless proxy voting responsibility is stated in their Investment Advisory Agreement.

III.	PROXY CONFLICT COMMITTEE

Renaissance has a Proxy Conflict Committee that meets on an as-needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Proxy Conflict Committee is comprised of Renaissance’s Portfolio Managers, Research Analysts and the Chief Compliance Officer (“CCO”), who serves as the independent, nonvoting chair of the Committee.

IV.	PROXY VOTING PROCEDURES

In an effort to manage the process of information gathering and voting proxies, Renaissance has outsourced proxy voting to a third-party Proxy Agent. All issuer’s proxy ballots are sent directly to the Proxy Agent by the client’s custodian’s designated proxy processor. The Proxy Agent receives a voting recommendation from the Proxy Recommendation Service and votes the proxy ballots received based upon the Proxy Recommendation Service voting policy guidelines selected by the client, as described in Item II. Voting Guidelines above. Ultimately, Renaissance maintains the right to decide how the proxy will be voted, if the client has delegated that responsibility to Renaissance.

New Accounts: When an account transitions to Renaissance, we will liquidate all of the securities held in the account that are not held on our buy list unless we receive written instruction not to liquidate from the client or their representative. It is Renaissance’s policy to not vote proxies for the securities in a transitioning account that were held prior to the date Renaissance begins providing investment management services to the account. However, it should be noted that, for administrative reasons relating to the transition, Renaissance cannot guarantee that all such proxies will or will not be voted.

Closed Accounts: When an account transitions away from Renaissance, Renaissance only liquidates securities held in the account upon request from the client or their representative. It is Renaissance’s policy to not vote proxies for the securities in a transitioning account that were held after the date Renaissance ceases providing investment management services to the account. However, it should be noted that, for administrative reasons relating to the transition, Renaissance cannot guarantee that all such proxies will or will not be voted.

Client Directed Votes: If proxy-voting authority has been delegated to Renaissance and the client would like to direct Renaissance’s vote on a particular proxy vote, the client must provide Renaissance with specific written instructions via regular mail or e-mail, which must be received by Renaissance at least ten (10) business days before the voting deadline date. Please send the written instructions to:

Renaissance Investment Management

Attn: Compliance Dept.

50 East RiverCenter Blvd., Suite 1200

Covington, KY 41011

E-mail: compliance@reninv.com

If a request is received less than ten (10) business days from the vote deadline date, Renaissance will vote the proxy according to the client’s instructions on a best-efforts basis, but cannot guarantee the vote will be able to be cast or amended.

Proxy/Share Blocking: In general, unless otherwise directed by the client, Renaissance will make reasonable efforts to vote client proxies in accordance with the proxy-voting recommendations of the Proxy Recommendation Service, unless after further internal research we disagree with the Proxy Recommendation service. In that case, the Proxy Recommendation Service will be overridden and Renaissance’s reason for overriding the vote will be documented. Renaissance will decline to vote proxies if doing so would cause a restriction being placed on Renaissance’s ability to trade securities held in client accounts in “share-blocking” countries. Accordingly, Renaissance can abstain from votes in a share-blocking country in favor of preserving Renaissance’s ability to trade any particular security at any time.

Securities Lending: If securities are used as margin collateral by the client and are unavailable for proxy voting, Renaissance does not attempt to vote them. Renaissance does not recall proxy ballots to vote them if the client has lent the shares out for securities lending purposes.

Abstention from Vote: If it is an option on the proxy ballot, Renaissance has the right to abstain from a vote if no recommendations are available from the Proxy Recommendation Service and the CCO feels Renaissance does not have adequate information available to make a decision in the best interest of Renaissance clients.

Voting Proxies Without A Recommendation: In the event that the Proxy Recommendation Service does not provide a recommendation, the issue is not a question and abstaining from the vote is not an option on the proxy ballot, the CCO can decide to:

(i)	Not cast a vote due to a lack of information/research; or,

(ii)	Convene the Proxy Conflict Committee if the CCO decides there is enough information available to allow the Proxy Conflict Committee to make an informed decision in the best interests of our clients.

If the Proxy Conflict Committee is convened, the CCO, or his/her designee, will screen the committee members for any personal conflicts of interest by having them complete a Material Conflicts Form. Proxy Conflict Committee members with a conflict of interest will be excluded from the vote. The CCO, or his/her designee, will tally the Proxy Conflict Committee votes. If all of the Proxy Conflict Committee members have a conflict, the CCO will not vote the proxy due to the lack of unbiased Proxy Conflict Committee members and will document this fact.

Manual Filings – Other Proxy Processors: If our contracted Proxy Agent does not receive a ballot because they do not serve as the appointed proxy processor for processing a particular meeting, Renaissance will obtain a voting recommendation from our Proxy Recommendation Service. A Renaissance Portfolio Administrator will vote the proxy ballot using the Proxy Recommendation Service’s voting recommendations at the responsible proxy processor and ensure the voting recommendations are retained.

Questions: Renaissance will answer any questions listed on a proxy ballot that do not require research, on a case-by-case basis, without convening the Proxy Conflict Committee, if a recommendation is not available from the Proxy Recommendation Service (e.g., Does Renaissance hold a controlling interest in the company?).

V.	CONFLICTS OF INTEREST

(1)

Presently, Renaissance is not aware of any material corporate conflicts of interest by Renaissance or Affiliated Managers Group (“AMG”), Renaissance’s parent company, other than potentially voting a proxy for a company who could also be a client. Renaissance is not a publicly traded company, and currently we do not invest in AMG stock or vote their proxy ballots. We utilize the recommendations from a third party Proxy Recommendation Service to vote all proxies unless there is no recommendation provided by the Proxy Recommendation Service or they have a conflict of interest.

However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance/AMG/AMG Affiliates and our clients. This examination will include a review of the relationship of Renaissance/AMG/AMG Affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or has some other relationship with Renaissance, AMG, an AMG Affiliate or a client of Renaissance.

(2)

If the Proxy Recommendation Service determines it has a material conflict of interest regarding a vote, Renaissance will be notified of the conflict by the Proxy Agent who reviews the research reports containing the voting Proxy Recommendation Service’s conflicts of interest. If necessary, Renaissance will then convene a meeting of its Proxy Conflict Committee, screen for any Renaissance corporate and Proxy Conflict Committee member conflicts of interest and instruct the Proxy Agent of the voting decision of the Proxy Conflict Committee via their electronic interface. If Renaissance determines it does not have enough information to make a voting recommendation, we will either abstain or not vote the proxy if abstention is not an option. If the CCO determines we have enough information to determine how to vote the proxy ballot, Renaissance will document any such Renaissance corporate conflict(s) or Proxy Conflict Committee member conflict(s) and exclude any member(s) from the Renaissance Proxy Conflict Committee that could have personal conflicts of interest prior to determining how we will cast the vote. Renaissance’s CCO will chair the committee.

(3)

Annually, the CCO, or his/her designee, will request a copy of the Proxy Recommendation Service’s current conflict of interest avoidance procedures, conflict of interest statement and statement of compliance to verify:

•	They currently do not have any business relationships that would constitute a conflict of interest that would affect Renaissance’s clients; and,

•	Ensure they have adequate personnel experience and systems to ensure accurate recommendations are made to Renaissance.

(4)

The Proxy Agent does not provide voting recommendations to Renaissance. Rather, they only provide the system used to vote proxies and the retention of all proxy records so it is not possible for them to have a conflict of interest that would influence the proxy vote. The Proxy Agent will notify Renaissance of any Proxy Recommendation Service conflicts of interest listed on their research reports.

VI.	FORM ADV PART 2A DISCLOSURE

Renaissance will provide clients with disclosure via Form ADV Part 2A, which instructs clients to contact Renaissance to obtain information on how Renaissance voted the client’s proxies, as well as how the client can request a copy of Renaissance’s Proxy Voting Policies and Procedures. If a client requests this information, Renaissance will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and, (3) how Renaissance voted the client’s proxy.

VII.	OVERSIGHT

Proxy Recommendation Service Recommendations Against Management Review. On an ongoing basis, Renaissance will ensure a review is completed of all Proxy Recommendation Service recommendations that are against the proxy issuer’s management recommendations the review will be documented. If Renaissance disagrees with the recommendation, we will override the recommendation on the Proxy Edge System and our decision to override will be documented through the Proxy Conflicts Committee Process.

Proxy Agent Annual Certification. On an annual basis, the CCO, or CCO’s designee, will verify with the Proxy Agent that it:

•	Continues to vote proxies according to the predetermined guidelines provided by the Proxy Recommendation Service;

•	Provides Renaissance with any changes in the Proxy Recommendation Service’s pre- determined policies;

•	Continues to vote proxies for clients Renaissance has delegated voting authority using the Proxy Recommendation Service’s guidelines; and,

•	Confirmed the Proxy Agent received and voted proxies of clients for which Renaissance delegated voting authority.

Proxy Recommendation Service Annual Conflicts Review (2014 SEC Proxy Guidance). Renaissance will review the Proxy Recommendation Service’s current conflict of interest avoidance procedures, conflict of interest statement and statement of compliance.

Proxy Recommendation Service Annual Review (2019 SEC Proxy Guidance). Renaissance will review the six questions outlined in the September 2019 SEC proxy guidance to ensure the Proxy Recommendation Service is providing proxy recommendations in a manner that conforms with Renaissance’s fiduciary duty.

Quarterly Proxy Review Meetings. Quarterly, Renaissance’s CCO, Portfolio & Performance Analyst, Manager of Portfolio Administration and the CCO’s proxy voting designee will ensure the following reviews are completed:

•

Review a sample of Renaissance’s share holdings versus the number of shares voted according to the Proxy Agent’s system and reconcile any material differences, where possible, and attempt to resolve the differences with each Client’s custodian.

•

Review a sample of proxy ballots voted by the Proxy Agent during the quarter and compare the actual votes to the recommendations sent by automatic data feed from the Proxy Recommendation Service to ensure the Proxy Recommendation Service’s recommendations are being followed.

•	Review all accounts to ensure the correct policy (e.g., Taft-Hartley, Standard Detailed, etc.) is coded accurately on the Proxy Agent’s system used to vote client proxies.

Annual Compliance Review. Renaissance’s Annual Compliance Review will:

•	Review a sample of new accounts to ensure their proxy coding on the Renaissance accounting & portfolio management system is accurate.

•	Review a sample of accounts to ensure the correct policy (e.g., Taft-Hartley, Standard Detailed, etc.) is coded accurately on the Proxy Agent’s system used to vote client proxies.

VIII.	RECORDKEEPING

The CCO, or his/her designee, will maintain files relating to Renaissance’s proxy-voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record for all clients, except for mutual funds. Mutual funds will be retained for six (6) years from the end of the fiscal year during which the last entry was made on record. Such records are maintained for the benefit of Renaissance’s clients and are available to clients upon written request. Records of the following will be included in Renaissance’s or the Proxy Agent’s records:

•	Copies of the Proxy Voting Policies and Procedures and any amendments thereto;

•	A copy of any Proxy Agent electronic records that were material in making a decision on how to vote proxies or that memorializes that decision; and,

•

An electronic copy of each written client request for information on how Renaissance voted such client’s proxies and an electronic copy of any response to any written or oral client request for information on how Renaissance voted the client’s proxies.

Since Renaissance has access to the electronic proxy statements and records of each vote cast by the Proxy Agent, Renaissance will not maintain paper copies of the records onsite at Renaissance’s office.

Summary of Renaissance’s Proxy Voting Policy and Procedures

Renaissance Investment Management (hereafter “Renaissance”) has a responsibility to vote proxies of client securities under its management solely in the best interest of its clients, if Renaissance has been delegated proxy voting responsibility by the client. Renaissance votes all proxies with respect to client securities unless Renaissance’s proxy recommendation service (hereafter “Proxy Recommendation Service”) does not provide a recommendation or we do not have adequate information to make a decision in the best interest of our clients. We will not vote the client’s proxies if the client has retained that responsibility and has so notified Renaissance via contract or in writing or if the client is participating in securities lending, in which case Renaissance will not recall the shares to vote them. Renaissance can abstain from votes in a share-blocking country in favor of preserving Renaissance’s ability to trade any particular security at any time.

Renaissance has contracted with a third-party, proxy-voting agent (“Proxy Agent”) to use their proxy voting system who has retained, with Renaissance’s approval, a third-party Proxy Recommendation Service who provides research on corporate governance issues and corporate actions, makes proxy vote recommendations and handles the administrative functions associated with the voting of client proxies. While the Proxy Recommendation Service provides the proxy-vote recommendations, Renaissance retains the ultimate authority on deciding how to vote and can override the Proxy Recommendation Service if we disagree with the recommendation. It is Renaissance’s policy to vote in accordance with the Proxy Recommendation Service’s recommendations. However, in the event that Renaissance disagrees with the Proxy Recommendation Service’s proxy-voting recommendations or if the Proxy Recommendation Service has a conflict of interest and Renaissance decides not to vote in accordance to the Proxy Recommendation Service’s recommendation, Renaissance’s Proxy Conflict Committee’s rationale and ultimate decision will be internally documented.

When clients have delegated proxy-voting responsibility to Renaissance, Renaissance will identify any material corporate conflicts that exist between the interests of Renaissance and its clients in addition to any material Proxy Recommendation Service conflicts of interest. This examination will include a review of the relationship of Renaissance with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or has some other relationship with Renaissance or a client of Renaissance. Renaissance is not presently aware of any material Renaissance corporate conflicts other than potentially voting proxy issues relating to a company who could also be a client. This conflict is mitigated by utilizing the Proxy Recommendation Service. Renaissance is not aware of any Proxy Recommendation Service provider conflicts of interest that are not disclosed to Renaissance by the Proxy Agent and mitigated through our Proxy Conflict Committee. However, should other material conflicts arise Renaissance will examine the scope of the conflict and will implement procedures to ensure that the final voting decision is unbiased.

If a client has instructed Renaissance to vote its proxies, the client may submit a written request for the following:

•	A copy of our Proxy Voting Policy;

•	A copy of the Proxy Recommendation Service’s proxy-voting policy guidelines;

•	A copy of how Renaissance voted on a particular security in the client’s account; or

•

If a client would like to instruct Renaissance regarding how to vote specific proxies for the shares the client owns, please submit written requests at least ten (10) business days before the proxy-voting date to:

Renaissance Investment Management

Attn: Compliance Dept.

50 East RiverCenter Blvd., Suite 1200

Covington, KY 41011

E-mail: compliance@reninv.com / Phone: 513-723-4500

APPENDIX D

TimesSquare Capital Management, LLC

Proxy Voting Policies & Procedures

1.

Compliance identifies those clients for which TimesSquare has been instructed to vote proxies. Each client typically identifies in their investment management contract whether they would like to retain proxy voting authority or delegate that authority to TimesSquare. However, if requested, TimesSquare will also honor a client’s written direction on voting proxies. As described below, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third-party proxy voting service. Certain clients direct TimesSquare to vote proxies using pre-determined guidelines provided by organizations such as the AFL-CIO. TimesSquare coordinates the use of such guidelines with its third-party proxy voting service.

2.

TimesSquare has a Proxy Voting Committee, which meets at least annually to review and consider the third-party voting service’s performance and review potential changes to TimesSquare’s own policies. The Committee also meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Committee will also periodically review a list of clients for which TimesSquare is not responsible to vote. The Proxy Voting Committee is comprised of the Chief Executive Officer, the Senior Vice President of Operations, and the Chief Compliance Officer.

3.

As noted above, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third-party proxy voting service. The pre-determined guidelines are developed through consultation with the key proxy voting decision makers, that is, analysts and portfolio managers, and are reviewed and approved annually by the Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and the interests of TimesSquare’s clients, TimesSquare adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

4.

Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

5.

Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are handled by an independent, third-party proxy voting service. All proxy materials are directed to an independent, third-party proxy voting service by the portfolios’ custodians. The independent, third-party proxy voting service votes proxies in accordance with voting guidelines and instructions provided or used by TimesSquare, reconciles all ballots held on record date to shares voted, and maintains records of, and upon request provides quarterly or annual reports on how each portfolio has voted its proxies.

6.

TimesSquare will make reasonable efforts to vote client proxies in accordance with the Proxy Voting Committee’s recommendation. TimesSquare will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on TimesSquare’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, TimesSquare may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. In addition, TimesSquare may own Participation Notes (“Pnotes”) which represent securities listed on the Indian stock market that are available to non-India based investors. Such securities do not have proxy voting rights as the underlying securities are held with the broker, not TimesSquare. TimesSquare will also be unable to vote proxies for any securities on loan in a client’s securities lending program.

7.

Using voting guidelines provided by TimesSquare, the independent, third-party proxy voting service alerts Compliance of proxy ballot issues for consideration on a case-by-case basis. After consulting with analysts and portfolio managers, Compliance presents voting recommendations on such ballots to the Proxy Voting Committee, which reviews and approves/disapproves recommendations.

8.

Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

9.	In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.

10.	Oversight

On a periodic basis, TimesSquare monitors the third-party voting service to ensure that it continues to vote according to its guidelines and continues to monitor for any potential material conflicts of interest. TimesSquare will also periodically verify that the third-party voting service is voting for those clients for which TimesSquare has communicated to the third-party voting service that it has voting authority.

TimesSquare will also periodically conduct due diligence over the third-party voting service’s operations, including evaluating any relationship the third-party voting service has with issuers, reviewing the third-party voting service’s conflict resolution procedures and otherwise reviewing its practices to ensure the integrity of the Proxy Voting process, and to ensure that TimesSquare has a thorough understanding of the third-party voting service’s business.

On a periodic basis, TimesSquare will confirm that clients’ custodians are timely alerting the third-party voting service when accounts are set up at the custodian for the third-party voting service to begin voting TimesSquare’s clients’ securities and that they are forwarding all proxy materials pertaining to the clients’ portfolios to the third-party voting service for execution.

11.	Clients may obtain information about how TimesSquare voted proxies for securities held in their account(s) by contacting TimesSquare.

12.

Upon request, TimesSquare will provide its clients with a description of TimesSquare’s proxy voting policy and procedures. In addition, TimesSquare also discloses information regarding its proxy voting procedures in its Form ADV Part 2A.

APPENDIX E

SKYLINE ASSET MANAGEMENT, L.P.

PROXY VOTING

Skyline subscribes to ISS’ proxy voting guidelines. ISS’ 2019 regional proxy voting guidelines are available through the ISS policy gateway at http://www.issgovernance.com/policy-gateway/voting-policies/.

Purpose: Skyline has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. Skyline has established guidelines that are used in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Skyline has voting discretion. While the guidelines for voting proxies will generally be applied, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the stated guidelines.

Policy: As a matter of policy, Skyline:

1.	Takes responsibility for voting client proxies only upon a client’s written request.

2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

4.

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.

Provides all clients, upon request, with copies of this Proxy Policy and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.

Reviews regularly the voting record to ensure that proxies are voted in accordance with this Proxy Policy; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

10.

Skyline will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on Skyline’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Skyline may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Responsibility and Oversight: Skyline is responsible for the review and approval of the Firm’s written Proxy Policy and established guidelines, and for providing advice and guidance on specific proxy votes of individual issuers.

Appendix B

PRO FORMA FINANCIAL STATEMENTS OF AMG GW&K SMALL/MID CAP FUND

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION

The unaudited pro forma information set forth below for the period ended June 30, 2020 is intended to present supplemental data as if the reorganization (the “Reorganization”) of AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund), a series of AMG Funds III (the “Target Fund”), into AMG GW&K Small/Mid Cap Fund, a series of AMG Funds (the “Acquiring Fund”), had occurred as of the beginning of the period (unless otherwise noted).

Basis of Combination

On October 8, 2020, the Board of Trustees of the Target Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which, subject to shareholder approval, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Merger Shares”) and the Acquiring Fund will assume all of the liabilities of the Target Fund. Target Fund shareholders will receive the class of Merger Shares indicated in Table 1 below. The total net asset value of the Acquiring Fund shares that a shareholder will receive in the Reorganization will be the same as the total net asset value of the shares of the Target Fund that such shareholder held immediately before the Reorganization, based upon the Acquiring Fund’s valuation procedures. All Merger Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Merger Shares received by the Target Fund attributable to each class thereof will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund.

Table 1 – Reorganization Shares

Target Fund		Acquiring Fund

Class N	g	Class N
Class I	g	Class I
Class Z	g	Class Z

Under the terms of the Plan of Reorganization, the Reorganization is intended to be accounted for by the method of accounting for tax-free mergers of investment companies. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganization (exclusive of any transaction costs associated with any portfolio realignment), current estimates of which are set forth in Table 4 below, will be borne by AMG Funds LLC (“AMGF”) and GW&K Investment Management, LLC (“GW&K”). The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 2 below.

B-1

Table 2 – Shareholder Report Dates

Fund	Annual Report	Semi-Annual Report
AMG GW&K Small/Mid Cap Fund (Acquiring Fund)	12/31/19	6/30/20
AMG GW&K Mid Cap Fund (Target Fund)	05/31/20	—

Table 3 below presents, as of the date indicated, the net assets of each Fund.

Table 3 – Target Fund and Acquiring Fund Net Assets

Fund	Net Assets	As-Of Date
AMG GW&K Small/Mid Cap Fund (Acquiring Fund)	$199,560,899	6/30/20
AMG GW&K Mid Cap Fund (Target Fund)	$81,948,658	6/30/20

Table 4 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 3 above of the Acquiring Fund assuming the Reorganization occurred on that date; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended June 30, 2020, assuming that the Reorganization is consummated. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Acquiring Fund and the Target Fund if the Reorganization and other contractual changes had occurred at the beginning of the one-year period ended June 30, 2020.

The unaudited pro forma information set forth in Table 4 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on July 1, 2019. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 4 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Estimated Reorganization Costs	$104,133 *
Combined Fund Net Assets as of the Date Indicated in Table 3	$281,509,557

Increase (Decrease)
Management fees (2)	$3,992
Administration fees (2)	($23,045)
Custodian fees (3)	($17,345)
Professional fees (3)	($29,603)
Registration fees (3)	($39,004)
Reports to shareholders (3)	($12,407)
Others (3)	($265,274)
Waiver and/or reimbursement of fund expenses (4)	($36,759)

Total net expenses	($419,446)

B-2

* Such costs will be borne by AMGF and GW&K. Shareholders of the Target Fund and shareholders of the Acquiring Fund will not bear any of the costs associated with the Reorganization except for any applicable registration fees, and brokerage or similar costs or transfer taxes in connection with the purchases or sales of portfolio securities or the management of such Fund’s investments related to the consummation of the Reorganization. A substantial portion of the portfolio will already be turned over at the time GW&K takes over management of the Target Fund and, consequently, the Target Fund does not expect a large amount of portfolio turnover in connection with the Reorganization.

(1)	See “Fees and Expenses of the Reorganization” in the Proxy Statement/Prospectus for more information.

(2)	Management fees and administration fees reflect fee rates of the Acquiring Fund in effect as of June 30, 2020.

(3)	Adjustment reflects the elimination of duplicative services for the one-year period ended June 30, 2020.

(4)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by AMGF and its affiliates for the one-year period ended June 30, 2020.

Management Fees

AMGF serves as the investment adviser and administrator to the Target Fund and GW&K serves as the subadviser of the Target Fund. As compensation for the investment management services rendered and related expenses under the investment management agreement, the Target Fund has agreed to pay AMGF an investment management fee, at an annual rate of 0.45%, which is computed daily as a percentage of the value of the average daily net assets of the Target Fund and may be paid monthly. AMGF also serves as administrator to the Target Fund pursuant to an administration agreement with AMG Funds III. Under the administration agreement with AMG Funds III, the Target Fund currently pays AMGF an administration fee at an annual rate of 0.15% of the Target Fund’s average daily net assets per annum.

AMGF serves as the investment adviser and administrator to the Acquiring Fund and GW&K serves as the subadviser of the Acquiring Fund. As compensation for the investment management services rendered and related expenses under the investment management agreement, the Acquiring Fund has agreed to pay AMGF an investment management fee, at an annual rate of 0.62%, which is computed daily as a percentage of the value of the average daily net assets of the Acquiring Fund and may be paid monthly. AMGF also serves as administrator to the Acquiring Fund pursuant to an administration agreement with AMG Funds. Under the administration agreement with AMG Funds, the Acquiring Fund currently pays AMGF an administration fee at an annual rate of 0.15% of the Acquiring Fund’s average daily net assets per annum.

AMG Distributors, Inc., a wholly-owned subsidiary of Affiliated Managers Group, Inc., serves as distributor of the Acquiring Fund and the Target Fund.

No significant accounting policies will change as the result of the proposed Reorganization.

The estimated costs of the Reorganization shown in Table 4 above do not reflect any brokerage costs incurred by a Fund in connection with any portfolio realignment. A substantial portion of the portfolio will already be turned over at the time GW&K takes over management of the Target Fund and, consequently, the Target Fund does not expect a large amount of portfolio turnover in connection with the Reorganization.

Federal Income Taxes

Please see “U.S. Federal Income Tax Consequences” in the Proxy Statement/Prospectus for a discussion of the tax effects of the Reorganization.

B-3

FORM N-14

PART C. OTHER INFORMATION

To the Registration Statement of AMG Funds

(the “Registrant” or the “Trust”)

Item 15. Indemnification.

Under Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Covered Person or by reason of his or her being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund. The Registrant will maintain a liability insurance policy or policies under which (i) the disinterested Trustees and/or (ii) the Registrant and its Trustees and officers will be named insureds.

Reference is made to the Distribution Agreement with AMG Distributors, Inc., and any amendments thereto, incorporated herein by reference to Exhibits 7(a), 7(b), 7(c), 7(d) and 7(e) and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 16.	Exhibits.

Exhibit No	Description

1(a)	Amended and Restated Agreement and Declaration of Trust dated December 13, 2013. (ix)

1(b)	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust dated March 21, 2014. (x)

Item 16.	Exhibits.

Exhibit No	Description

1(c)	Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust dated September 17, 2020. (filed herewith)

2	By-Laws of the Trust. (xv)

3	Not applicable.

4	Agreement and Plan of Reorganization between AMG Funds III and AMG Funds is incorporated by reference to Appendix A to the Proxy Statement/Prospectus filed as Part A to this registration statement on Form N-14.

5	(i) Articles III and V, Sections 2, 4 and 5 of Article VIII, and Sections 1, 4, 5 and 8 of Article IX of the Amended and Restated Agreement and Declaration of Trust dated December 13, 2013, incorporated by reference herein as Exhibit 1.a; and (ii) Articles 10, 11, 12 and 13 of the By-Laws of the Trust, incorporated by reference herein as Exhibit 2.

6(a)	Investment Management Agreement between the Registrant and AMG Funds LLC (formerly Managers Investment Group LLC, which was formerly The Managers Funds LLC), dated as of October 19, 1999. (i)

6(b)	Amendment No. 1 to the Investment Management Agreement between the Registrant and AMG Funds LLC, dated as of July 1, 2015. (xx)

6(c)	Form of Amendment No. 2 to the Investment Management Agreement between the Registrant and AMG Funds LLC, dated as of October 1, 2016. (xvi)

6(d)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Small/Mid Cap Fund (formerly AMG GW&K Small Cap Growth Fund). (xx)

6(e)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Small Cap Growth Fund (formerly TimesSquare Small Cap Growth Fund). (viii)

6(f)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Mid Cap Growth Fund (formerly TimesSquare Mid Cap Growth Fund). (viii)

6(g)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to each of AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare Small Cap Growth Fund. (xxii)

6(h)	Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to each of AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund. (ii)

6(i)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare Small Cap Growth Fund. (xx)

6(j)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare Mid Cap Growth Fund. (xx)

6(k)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare Mid Cap Growth Fund. (xxii)

2

Item 16.	Exhibits.

Exhibit No	Description

6(l)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare Small Cap Growth Fund. (xxii)

6(m)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG Managers Skyline Special Equities Fund (formerly Skyline Special Equities Portfolio) is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-146198 (filed September 20, 2007).

6(n)	Sub-Advisory Agreement between AMG Funds LLC and Skyline Asset Management, L.P. with respect to the AMG Managers Skyline Special Equities Fund dated January 23, 2009. (iii)

6(o)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC relating to the AMG GW&K Small Cap Core Fund (formerly GW&K Small Cap Equity Fund) and AMG GW&K Municipal Enhanced Yield Fund (formerly GW&K Municipal Enhanced Yield Fund) is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

6(p)	Form of Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC (formerly Gannett Welsh & Kotler, LLC) relating to the AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

6(q)	Form of Letter Agreement to Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund. (xx)

6(r)	Form of Letter Agreement to Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund. (xx)

6(s)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund (formerly GW&K Municipal Bond Fund) and the AMG Renaissance Large Cap Growth Fund (formerly Renaissance Large Cap Growth Fund). (iv)

6(t)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Renaissance Large Cap Growth Fund. (xxi)

6(u)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to the AMG GW&K Municipal Bond Fund. (iv)

6(v)	Form of Subadvisory Agreement between AMG Funds LLC and The Renaissance Group LLC with respect to the AMG Renaissance Large Cap Growth Fund. (iv)

6(w)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Emerging Markets Equity Fund (formerly AMG GW&K Trilogy Emerging Markets Equity Fund, which was formerly AMG Trilogy Emerging Markets Equity Fund, which was formerly Trilogy Emerging Markets Equity Fund). (v)

6(x)	Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Emerging Markets Equity Fund . (xxviii)

6(y)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund (formerly Yacktman Focused Fund) and AMG Yacktman Fund (formerly Yacktman Fund). (vii)

3

Item 16.	Exhibits.

Exhibit No	Description

6(z)	Form of Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (vii)

6(aa)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxi)

6(bb)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare International Small Cap Fund (formerly TimesSquare International Small Cap Fund). (viii)

6(cc)	Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare International Small Cap Fund. (viii)

6(dd)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare International Small Cap Fund. (xx)

6(ee)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (ix)

6(ff)	Form of Subadvisory Agreement between AMG Funds LLC and SouthernSun Asset Management, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (ix)

6(gg)	Form of Letter Agreement to Subadvisory Agreement between AMG Funds LLC and SouthernSun Asset Management, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xviii)

6(hh)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (xi)

6(ii)	Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Special Opportunities Fund. (xi)

6(jj)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Special Opportunities Fund. (xxi)

6(kk)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Emerging Wealth Equity Fund (formerly AMG GW&K Trilogy Emerging Wealth Equity Fund, which was formerly AMG Trilogy Emerging Wealth Equity Fund). (xii)

6(ll)	Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Emerging Wealth Equity Fund . (xxviii)

6(mm)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small/Mid Cap Fund. (xiii)

6(nn)	Form of Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small/Mid Cap Fund . (xiii)

6(oo)	Form of Letter Agreement to Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small/Mid Cap Fund. (xx)

6(pp)	Form of Letter Agreement to Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small/Mid Cap Fund. (xx)

4

Item 16.	Exhibits.

Exhibit No	Description

6(qq)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small/Mid Cap Fund. (filed herewith)

6(rr)	Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small/Mid Cap Fund. (filed herewith)

6(ss)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Emerging Markets Small Cap Fund. (xvii)

6(tt)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare Emerging Markets Small Cap Fund. (xvii)

6(uu)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund – Security Selection Only. (xix)

6(vv)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Focused Fund – Security Selection Only. (xix)

6(ww)	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Global Small Cap Fund. (xxiii)

6(xx)	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare Global Small Cap Fund. (xxiii)

7(a)	Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant, on behalf of each of its series, dated September 17, 2015. (xiv)

7(b)	Form of Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG TimesSquare Emerging Markets Small Cap Fund. (xvii)

7(c)	Form of Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Yacktman Focused Fund – Security Selection Only. (xix)

7(d)	Form of Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG TimesSquare Global Small Cap Fund. (xxiii)

7(e)	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant, on behalf of each of its series. (xxvii)

8	Not applicable.

9(a)	Custody Agreement between the Registrant and The Bank of New York Mellon. (xvi)

9(b)	Foreign Custody Manager Agreement between the Registrant, on behalf of each of its series, and The Bank of New York. (vi)

10(a)	Amended and Restated Plan of Distribution Adopted Pursuant to Rule 12b-1 for Class N shares. (xxvii)

5

Item 16.	Exhibits.

Exhibit No	Description

10(b)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG Renaissance Large Cap Growth Fund, AMG GW&K Emerging Markets Equity Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Special Opportunities Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Emerging Wealth Equity Fund and AMG Yacktman Focused Fund – Security Selection Only. (filed herewith)

11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered with respect to AMG GW&K Small/Mid Cap Fund. (filed herewith)

12	Opinion and Consent of Ropes & Gray LLP with respect to tax matters. (to be filed by amendment)

13(a)	Form of Amended and Restated Administration Agreement between the Registrant and AMG Funds LLC, dated October 1, 2016. (xvi)

13(b)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Mid Cap Growth Fund. (xxvi)

13(c)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Small Cap Growth Fund. (xxvi)

13(d)	Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (xvi)

13(e)	Form of Expense Limitation Agreement between the Registrant and AMG Funds LLC with respect to AMG Managers Skyline Special Equities Fund. (xxvi)

13(f)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Small Cap Core Fund. (xxvi)

13(g)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Enhanced Yield Fund. (xxvi)

13(h)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund. (xxvi)

13(i)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG Renaissance Large Cap Growth Fund. (xxvi)

13(j)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Emerging Markets Equity Fund. (xxviii)

13(k)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to Class N shares of AMG Yacktman Focused Fund. (xxvi)

13(l)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare International Small Cap Fund. (xxvi)

13(m)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund . (xxiv)

13(n)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun U.S. Equity Fund . (xxiv)

6

Item 16.	Exhibits.

Exhibit No	Description

13(o)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (xxvi)

13(p)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Emerging Wealth Equity Fund. (xxv)

13(q)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small/Mid Cap Fund. (filed herewith)

13(r)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Emerging Markets Small Cap Fund. (xxvi)

13(s)	Form of Letter Agreement to the Amended and Restated Administration Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Emerging Markets Small Cap Fund. (xvii)

13(t)	Form of Letter Agreement to the Amended and Restated Administration Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund – Security Selection Only. (xix)

13(u)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund – Security Selection Only. (xxvi)

13(v)	Form of Letter Agreement to the Amended and Restated Administration Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Global Small Cap Fund. (xxiii)

13(w)	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Global Small Cap Fund. (xxvi)

13(x)	Form of Advisory and Subadvisory Fee Waiver Agreement among the Registrant, AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Emerging Markets Equity Fund. (xxviii)

14	Consent of PricewaterhouseCoopers LLP. (filed herewith)

15	None.

16	Power of Attorney for the Trustees and Certain Officers of the Registrant. (filed herewith)

17	Not applicable.

(i)	Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

(ii)	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

(iii)	Filed as an exhibit to Post Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2009).

(iv)	Filed as an exhibit to Post Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 2, 2009).

(v)	Filed as an exhibit to Post Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2011).

(vi)	Filed as an exhibit to Post Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2011).

7

Item 16.	Exhibits.

Exhibit No	Description

(vii)	Filed as an exhibit to Post Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 18, 2012).

(viii)	Filed as an exhibit to Post Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 31, 2012).

(ix)	Filed as an exhibit to Post Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 20, 2013).

(x)	Filed as an exhibit to Post Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 28, 2014).

(xi)	Filed as an exhibit to Post Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 30, 2014).

(xii)	Filed as an exhibit to Post Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 13, 2015).

(xiii)	Filed as an exhibit to Post Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 30, 2015).

(xiv)	Filed as an exhibit to Post Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2015).

(xv)	Filed as an exhibit to Post Effective Amendment No. 151 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 28, 2016).

(xvi)	Filed as an exhibit to Post Effective Amendment No. 169 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2016).

(xvii)	Filed as an exhibit to Post Effective Amendment No. 174 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 29, 2016).

(xviii)	Filed as an exhibit to Post Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 27, 2017)

(xix)	Filed as an exhibit to Post Effective Amendment No. 181 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 30, 2017)

(xx)	Filed as an exhibit to Post Effective Amendment No. 184 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 27, 2017)

(xxi)	Filed as an exhibit to Post Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 28, 2017)

(xxii)	Filed as an exhibit to Post Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2018)

(xxiii)	Filed as an exhibit to Post Effective Amendment No. 200 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed May 15, 2018)

(xxiv)	Filed as an exhibit to Post Effective Amendment No. 206 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 28, 2019)

(xxv)	Filed as an exhibit to Post Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2019)

8

Item 16.	Exhibits.

Exhibit No	Description

(xxvi)	Filed as an exhibit to Post Effective Amendment No. 210 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2019)

(xxvii)	Filed as an exhibit to Post Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 27, 2019)

(xxviii)	Filed as an exhibit to Post Effective Amendment No. 216 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2020).

(xxix)	Filed as an exhibit to Post Effective Amendment No. 218 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2020).

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this registration statement no later than a reasonable time after the closing of the transactions.

9

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the Town of Greenwich, and State of Connecticut, on the 13th day of October, 2020.

AMG FUNDS

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer, Chief Financial Officer, and Principal Financial Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Bruce B. Bingham* Bruce B. Bingham	Trustee	October 13, 2020

/s/ Christine C. Carsman* Christine C. Carsman	Trustee	October 13, 2020

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	October 13, 2020

/s/ Kurt A. Keilhacker* Kurt A. Keilhacker	Trustee	October 13, 2020

/s/ Steven J. Paggioli* Steven J. Paggiol	Trustee	October 13, 2020

/s/ Richard F. Powers III* Richard F. Powers III	Trustee	October 13, 2020

/s/ Eric Rakowski* Eric Rakowski	Trustee	October 13, 2020

/s/ Victoria L. Sassine* Victoria L. Sassine	Trustee	October 13, 2020

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	October 13, 2020

/s/ Keitha L. Kinne Keitha L. Kinne	President and Principal Executive Officer (Principal Executive Officer)	October 13, 2020

/s/ Thomas Disbrow Thomas Disbrow	Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	October 13, 2020

*By:	Thomas Disbrow
Thomas Disbrow
Pursuant to Power of Attorney (filed herewith)
Date: October 13, 2020

1

EXHIBIT INDEX

Exhibit No.	Description

1(c)	Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust dated September 17, 2020.

6(qq)	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small/Mid Cap Fund.

6(rr)	Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to AMG GW&K Small/Mid Cap Fund.

10(b)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG Renaissance Large Cap Growth Fund, AMG GW&K Emerging Markets Equity Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Special Opportunities Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund, AMG GW&K Small/Mid Cap Fund, AMG GW&K Emerging Wealth Equity Fund and AMG Yacktman Focused Fund – Security Selection Only.

11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered with respect to AMG GW&K Small/Mid Cap Fund.

13(q)	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG GW&K Small/Mid Cap Fund.

14	Consent of PricewaterhouseCoopers LLP.

16	Power of Attorney for the Trustees and Certain Officers of the Registrant.

2